UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08061

Diamond Hill Funds

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip code)

Thomas E. Line, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code:	614-255-3333

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

# Annual Report

December 31, 2017

| | |
|---|---|
| Small Cap Fund | Research Opportunities Fund |
| Small-Mid Cap Fund | Financial Long-Short Fund |
| Mid Cap Fund | Short Duration Total Return Fund |
| Large Cap Fund | Core Bond Fund |
| All Cap Select Fund | Corporate Credit Fund |
| Long-Short Fund | High Yield Fund |

This material must be preceded or accompanied by a current prospectus.
Not FDIC Insured. May Lose Value. No Bank Guarantee.

DIAMOND HILL | FUNDS

Table of Contents

Letter to Shareholders	1
Mission and Guiding Principles	4

Management Discussion of Fund Performance (Unaudited)
Diamond Hill Small Cap Fund	6
Diamond Hill Small-Mid Cap Fund	9
Diamond Hill Mid Cap Fund	12
Diamond Hill Large Cap Fund	15
Diamond Hill All Cap Select Fund	18
Diamond Hill Long-Short Fund	21
Diamond Hill Research Opportunities Fund	24
Diamond Hill Financial Long-Short Fund	27
Diamond Hill Short Duration Total Return Fund	30
Diamond Hill Core Bond Fund	32
Diamond Hill Corporate Credit Fund	34
Diamond Hill High Yield Fund	37

Financial Statements
Schedules of Investments	40
Statements of Assets & Liabilities	88
Statements of Operations	91
Statements of Changes in Net Assets	94
Financial Highlights	106
Notes to Financial Statements	130
Report of Independent Registered Accounting Firm	147
Other Items	149
Schedule of Shareholder Expenses	153
Management of the Trust	156

Cautionary Statement: At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Investors should consider the investment objectives, risks, charges, and expenses of the Diamond Hill Funds carefully before investing. The prospectus or summary prospectus contain this and other important information about the Fund(s) and are available at diamond-hill.com or by calling 888.226.5595. Please read the prospectus or summary prospectus carefully before investing. The Diamond Hill Funds are distributed by l Services, LLC (Member FINRA). Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with this year-end update for the Diamond Hill Funds.

2017 was an extremely strong year for U.S. equity markets, with all major indices finishing the year at all-time highs. A major theme in 2017 was the performance of growth over value, a gap which continued to widen as the year went on. Investors placed a premium on growth which propelled the Russell 1000 Growth Index to a more than 16% lead over the Russell 1000 Value Index. This environment makes it more challenging for long-term intrinsic value managers like Diamond Hill to outperform our respective benchmarks.

Additionally, the ongoing discussion around active versus passive management continued in 2017. We continue to believe that Diamond Hill strategies will outperform their respective passive benchmarks over a full market cycle, supported by a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach, and alignment with our clients’ interests.

Absolute returns for all of our investment strategies were positive in 2017, and as of December 31, 2017 the since-inception returns for nearly all of our strategies exceeded their respective benchmark returns. Our Mid Cap, Short Duration Total Return, Core Bond, and High Yield strategies have less than a five-year track record and, as always, we remain focused on five-year periods to evaluate our results.

2017 Financial Markets

Following a volatile 2016, U.S. equity markets remained on a steady upward trend throughout 2017. Despite a number of geopolitical events and uncertainty in Washington, stocks experienced one of the lowest levels of volatility in history.

As mentioned above, growth drastically outperformed value and sector performance further explains this gap: the Russell 1000 Growth has more than 50% of its weight in technology and health care stocks which both outperformed in 2017, while the Russell 1000 Value is heavily weighted in underperforming sectors (energy, telecommunication, and consumer staples).

For the full year, information technology was the top-performing sector (+38.45%), significantly outperforming the Russell 1000 (+21.69%). The consumer discretionary, materials, health care, financials, and industrials sectors all delivered returns above 20%.

While equities soared in 2017, the yield on longer-term U.S. Treasury bonds remained low. The yield curve continued to flatten throughout the year, with the shorter end of the curve climbing and the longer end contracting.

Both investment grade and high yield corporate bonds performed well in 2017. High yield benefited from a default rate that declined materially during the year to a level below half the historic average. Like most other major asset classes, volatility in the high yield market was muted during 2017.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 1

Letter to Shareholders

The Federal Reserve began the process of normalizing interest rates and monetary policy, increasing the federal funds rate three times during the year and indicating plans for three additional increases in 2018.

Outlook

Assessing the impact of macroeconomic factors has been a more important part of estimating the long-term intrinsic value of companies in recent years; however, it is still just one of many factors that we consider. As always, bottom-up analysis is of primary importance in estimating the intrinsic value of an individual company, which includes both valuation and business fundamentals.

Low interest rates, high corporate profit margins, and steady economic growth with low inflation have continued to contribute to historically high stock valuations. Despite high valuations and extremely low volatility, we see no immediate signs of fundamental excess. Business fundamentals are strong and corporate profit margins are near all-time highs.

High valuations make it more challenging for us to find opportunities to add new names to our equity portfolios. In this environment, where the discount to our estimate of intrinsic value is likely to be narrower, we have focused on maintaining or upgrading the quality of the names we own. When evaluating new and current positions with a smaller discount to our estimate of intrinsic value, we remain focused on assessing risk, which we define as permanent loss of capital.

At current valuation levels, we’ve historically seen annual stock market returns of 5% or less. We continue to expect positive but below-average equity market returns over the next five years. Prospective returns are likely to be tempered by the combination of above-average price/earnings multiples applied to already very strong levels of corporate profit margins.

Corporate tax reform is likely to boost earnings growth in the near term with most U.S. companies benefiting from a reduced tax burden. In addition, repatriation of cash held overseas and a more competitive tax regime may lead to increased levels of investment in the United States. However, we believe that for most companies, these benefits will largely be competed away over the longer term. Our research team is evaluating the impact of tax reform on a company-by-company basis and updating our estimates of intrinsic value accordingly.

Spread levels in both the investment grade and high yield credit markets remain compressed as investors continue their search for yield. As such, we believe strong fundamental analysis and a focus on long-term company and collateral performance are the keys to security selection in our fixed income strategies.

2 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

We believe we can achieve better-than-market returns over the next five years through active portfolio management, and our primary focus is always on achieving value-added results for our existing clients. Our intrinsic value investment philosophy is shared by all of our portfolio managers and research analysts, allowing us to apply our investment discipline consistently across strategies.

Thank you for your continued support.

Diamond Hill Capital Management, Inc.

Chris Welch, CFA Co-Chief Investment Officer	Austin Hawley, CFA Co-Chief Investment Officer	Bill Zox, CFA Chief Investment Officer – Fixed Income

The views expressed are those of the portfolio managers as of December 31, 2017, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Russell 1000 Growth Index is created by selecting the 1000 largest U.S. common stocks within the Russell 3000 Growth Index. The index is used to provide a gauge of the performance of growth stocks in the U.S. Companies within the Russell 3000 Index that exhibit higher price-to-book and forecasted earnings are used to form the Russell 3000 Growth Index.

The Russell 1000 Value Index is created by selecting the 1000 largest U.S. common stocks within the Russell 3000 Value Index. The index is used to provide a gauge of the performance of value stocks in the U.S. Companies within the Russell 3000 Index that exhibit lower price-to-book ratios and lower expected growth rates are used to form the Russell 3000 Value Index.

These indexes do not incur fees and expenses (which would lower the return) and are not available for direct investment.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 3

Our Mission

At Diamond Hill, we serve our clients by providing investment strategies that deliver lasting value through a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach and alignment with our clients’ interests.

VALUE

We believe market price and intrinsic value are independent in the short-term but tend to converge over time.

LONG-TERM

We maintain a long-term focus both in investment analysis and management of our business.

DISCIPLINE

We invest with discipline to increase potential return and protect capital.

PARTNERSHIP

We align our interests with those of our clients through significant personal investment in our strategies.

4 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

The Guiding Principles of our Intrinsic Value Philosophy

●	Recognize that market price and intrinsic value tend to converge over a reasonable period of time

●	Possess a long-term investment temperament (five years or longer)

●	Only invest when the market price is below (above for short positions) intrinsic value

●	Treat every investment as a partial ownership interest in that company

Our intrinsic value philosophy is shared by all of our portfolio managers and research analysts, allowing us to apply our investment discipline consistently across all equity and fixed income strategies.

Each portfolio is supported by our entire research team, all of whom are dedicated to bottom-up, fundamental analysis and provide research coverage across the capital structure. Each team member covers small, mid and large capitalization companies, long and short opportunities, equity and debt, as well as global and domestic companies.

We believe we can achieve better-than-market returns over the long term through active portfolio management, and our primary focus is always on achieving value-added results for our clients.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 5

Management Discussion of Fund Performance (Unaudited)

Diamond Hill Small Cap Fund

2017 Portfolio Commentary

In 2017, the Diamond Hill Small Cap Fund (Class I) returned 10.95%, trailing the Russell 2000 Index return of 14.65% by 370 basis points. In 2017, there was a large divergence between growth and value style indices. The Russell 2000 Growth Index returned 22.17%, while the Russell 2000 Value Index returned just 7.84%. Through the 17-year history of the Diamond Hill Small Cap Fund, the Fund has generated an annualized return of 11.02%, above the Russell 2000 Index return of 8.47%, by following an intrinsic value approach to investing.

In a rough attribution of the year’s performance relative to the Index, there were four areas that contributed to the underperformance:

1.	A relative lack of exposure to the health care sector, which was by far the best performing sector.

2.	An average cash balance in the mid-teens as a percentage of net assets.

3.	A relative lack of exposure to the information technology and materials sectors, both of which returned slightly above the Index average.

4.	Poor security selection in the consumer staples sector, including portfolio holding Edgewell Personal Care which declined 18% and B&G Foods which declined 15%.

Partially offsetting these factors were the following:

1.	Very strong security selection in consumer discretionary stocks including Live Nation Entertainment, Red Rock Resorts, Vail Resorts, Aaron’s, and Carter’s.

2.	An overweight position and decent stock selection in the industrials sector.

3.	The acquisition of Fortress Investment Group by Softbank and the purchase of Alere by Abbott at a renegotiated price of $51 per share, down from $56.

In 2016, it was noted that four stocks – Avis Budget Group, DST Systems, Carter’s, and Live Nation Entertainment – had lagged the Index materially during the year despite fundamentals we believed to be performing in line with our internal expectations. Each of these stocks increased materially in 2017.

Live Nation continues to dominate in both live music concert promotion and ticketing. Through the first nine months of 2017, the company saw concert revenues increase 19%, ticketing revenue increase 16%, and the very profitable sponsorship and advertising revenue increase 20%, with each division recording increases in operating profit as well. For the year, Live Nation’s stock price increased 60%.

Avis Budget Group continues to be the largest holding in the Fund. Avis Budget saw fundamentals deteriorate meaningfully in the first half of the year and a declining stock price before posting better results for the third quarter. Industry over-fleeting led year-over-year pricing comparisons

6 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Small Cap Fund

to decline in the Americas in the first half of the year, despite facing significant increases in unit fleet costs as residual values declined. The company also noted that Florida demand did not materialize as expected in the winter months. Pricing turned positive in the third quarter, leading to roughly flat EBITDA compared to the same period in 2016, and forward commentary and data suggests that the industry fleet size will enter 2018 in better balance. Avis Budget’s stock price increased about 20% for the year.

DST Systems had a total return of approximately 17% in 2017, and more importantly announced an agreement to be acquired by SS&C Technologies Holdings for a substantial premium in early 2018. Carter’s, which has a hybrid wholesale and retail model, returned approximately 38% in 2017. While we have largely avoided retail companies, we believe Carter’s does occupy a strong niche in children’s clothes and has shown the ability to increase earnings consistently on both revenue growth and margin expansion.

In addition, Trinity Industries delivered a 37% total return for the year. The company had a materially negative verdict in a false claims act case reversed, allowing it to resume repurchasing shares. The company later announced its intention to separate into two businesses by spinning off its barge, construction products, and wind energy divisions from its railcar manufacturing and leasing businesses. Bioscrip was up 180% for the year, recovering from steep share price losses by showing some progress in cutting costs leading to higher EBITDA.

On the negative side, Navigators Group fell about 17% for the year after experiencing negative reserve developments in certain long-tail business lines. Popular, a Puerto Rican bank, also fell 17% due to fears of further economic losses on the island following the damage brought by Hurricane Maria. Several real estate companies declined during the year, likely due in part to higher Treasury interest rates. iStar fell 9%, Colony Northstar fell 15%, and Tanger Factory Outlet Centers, which also saw some tenant bankruptcies during the year, fell 22%. Lastly, Alaska Air Group was down about 16% as there are some concerns about unit revenues in the very competitive West Coast markets. The company also will see increases in pilot costs after the latest contract negotiation, which should lead to 2017 being the first year of earnings decline for the company in quite some time. However, we believe it is a quality airline that can resume growth and it now trades at roughly 10x earnings, dramatically lower than the overall market.

Energy was the only sector in the Russell 2000 Index that declined during the year, and both our weighting and security selection in the sector performed similarly to that of the Index.

Thank you for your continued support.

Tom Schindler, CFA
Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 7

Diamond Hill Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/29/2000	10.62%	6.71%	12.17%	8.12%	1.27%
Class C Shares	2/20/2001	9.80	5.91	11.33	7.32	2.02
Class I Shares	4/29/2005	10.95	7.02	12.48	8.45	0.98
Class Y Shares	12/30/2011	11.06	7.13	12.62	8.38	0.86
BENCHMARK
Russell 2000 Index		14.65	9.96	14.12	8.71	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/29/2000	5.09	4.90	11.03	7.57	1.27
Class C Shares	2/20/2001	8.80	5.91	11.33	7.32	2.02

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018.
**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small Cap Fund Class I(A) and the Russell 2000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

8 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Small-Mid Cap Fund

2017 Portfolio Commentary

The Diamond Hill Small-Mid Cap Fund (Class I) gained 8.63% in 2017 compared to a 16.81% increase in the benchmark Russell 2500 Index. For the five-year period ended December 31, 2017, the Fund’s return was 14.61% annually while the Russell 2500 Index returned 14.33% over the same period. In the 12 years since inception, the Fund’s annualized return of 9.46% outpaced the 9.10% benchmark return. 2017 relative results were driven by unfavorable stock selection in the consumer staples, health care, and information technology sectors, partially offset by favorable stock selection in the consumer discretionary sector. The unfavorable relative stock selection in many cases was not so much due to big losses in our holdings, but rather big gains in stocks in the benchmark that we did not own. For example, all of our technology stocks were positive for the year, but the average return of our holdings in the sector significantly trailed the average return of technology stocks in the benchmark.

It has been a very difficult environment in which to find attractively valued new ideas for the portfolio. This view is supported by the high levels of valuation in the broad stock market, but more specifically it is the result of our bottom-up, security-by-security search for investments. In such an environment, there are three primary ways of responding: 1) allow the cash weight to increase; 2) buy some stocks earlier, or at smaller discounts to our estimates of intrinsic value, than we otherwise would; 3) continue to own some securities longer, or at more narrow discounts to our intrinsic value estimates, than we would in what we might perceive as a more “normal” environment. During 2017, we did a little bit of each of these.

In terms of cash, we have managed the portfolio to a 10% limit on cash for a number of years. While the cash level bounced around in the 9-10% range during most of the year, we intend to maintain that limit and do not foresee increasing cash above that level. As a reminder, we have quickly deployed cash in the past when we saw appealing ideas present themselves, such as during the third quarter of 2011 and late summer of 2015.

In a couple of cases, we bought new stocks for the portfolio at prices reflecting modestly narrower discounts to our intrinsic value estimates than we would have liked, all things equal. In two of those cases – Bermuda-based insurance and reinsurance company Validus Holdings and student housing real estate investment trust American Campus Communities – the stock prices subsequently fell and we added to our positions.

We also continued to own larger positions than we otherwise might have in some high-quality companies such as Boston Scientific, Willis Towers Watson, and NVR. We trimmed our position in all of these stocks at some point over the past couple of years, but we continue to own sizable positions in each. Our experience has been that companies with strong business fundamentals, talented management teams, and a reasonable degree of differentiation from the competition have often been able to compound returns at attractive rates over time. Nevertheless, we still maintain a strong focus on valuation and will only own stocks which we continue to believe trade at a discount to our estimates of their intrinsic value.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 9

Diamond Hill Small-Mid Cap Fund

It is possible that we have been too cautious in our appraisal of value for some companies we have considered. Certainly, we missed some near-term investment opportunities in 2017, as stocks which we hoped to buy at prices 5-10% lower than their market price ended up appreciating 10-20% from those levels while we watched from the sidelines. I recall similar trends in the markets of 1999 and 2006-2007. We believe our valuation discipline will pay off in the long term.

I’d like to once again highlight our excellent team of analysts and research associates who work hard to generate ideas and deliver strong returns to clients. Their breadth and depth of research allows us to maintain at all times a portfolio that we believe is best positioned to deliver favorable returns to you over the next five years.

The stock market responded favorably to continued steady growth both in the economy and corporate profits, as well as to the tax reform bill which will have a positive impact on earnings. These positives were undiminished by any increase in interest rates in 2017, as 10-year bond yields were approximately flat for the year. The current historically high stock market valuation levels incorporate a lot of good news into stock prices. As such, we have emphasized investing in companies where we believe there is low risk of permanent loss of investor capital. By limiting the frequency and magnitude of losses, we increase the odds that we will have enough successful investments to outperform both the benchmark and peers over longer time periods.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Chris Welch, CFA
Portfolio Manager

10 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Small-Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	8.35%	8.83%	14.30%	10.09%	1.22%
Class C Shares	12/30/2005	7.49	8.02	13.45	9.28	1.97
Class I Shares	12/30/2005	8.63	9.16	14.61	10.43	0.93
Class Y Shares	12/30/2011	8.77	9.27	14.78	10.36	0.81
BENCHMARK
Russell 2500 Index		16.81	10.07	14.33	9.22	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2005	2.95	6.99	13.14	9.53	1.22
Class C Shares	12/30/2005	6.49	8.02	13.45	9.28	1.97

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund Class I(A) and the Russell 2500 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2500 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,500 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 11

Diamond Hill Mid Cap Fund

2017 Portfolio Commentary

The Diamond Hill Mid Cap Fund (Class I) gained 10.47% in 2017 compared to an 18.52% increase in the benchmark Russell Midcap Index. For the four-year period since inception, the Fund’s return was 9.24% annually while the Russell Midcap Index returned 10.48% over the same period. 2017 relative results were driven by unfavorable stock selection in the information technology, financials and consumer staples sectors, partially offset by favorable stock selection in the consumer discretionary sector. The unfavorable relative stock selection in many cases was not so much due to big losses in our holdings, but rather big gains in stocks in the benchmark that we did not own. For example, all of our technology stocks were positive for the year, but the average return of our holdings in the sector significantly trailed the average return of technology stocks in the benchmark.

It has been a very difficult environment in which to find attractively valued new ideas for the portfolio. This view is supported by the high levels of valuation in the broad stock market, but more specifically it is the result of our bottom-up, security-by-security search for investments. In such an environment, there are three primary ways of responding: 1) allow the cash weight to increase; 2) buy some stocks earlier, or at smaller discounts to our estimates of intrinsic value, than we otherwise would; 3) continue to own some securities longer, or at more narrow discounts to our intrinsic value estimates, than we would in what we might perceive as a more “normal” environment. During 2017, we did a little bit of each of these.

In terms of cash, we have managed the portfolio to a 10% limit on cash for a number of years. While the cash level bounced around in the 9-10% range during most of the year, we intend to maintain that limit and do not foresee increasing cash above that level. As a reminder, we have quickly deployed cash in the past when we saw appealing ideas present themselves, such as during the late summer of 2015.

In a few cases, we bought new stocks for the portfolio at prices reflecting modestly narrower discounts to our intrinsic value estimates than we would have liked, all things equal. In the case of data analytics provider Verisk Analytics, this worked out well as the stock gained nearly 15% following our purchase. However, with Bermuda-based insurance and reinsurance company Validus Holdings and student housing real estate investment trust American Campus Communities, the stock prices subsequently fell and we added to our positions.

We also continued to own larger positions than we otherwise might have in some high-quality companies such as Boston Scientific, Willis Towers Watson, and NVR. We trimmed our position in all of these stocks at some point over the past couple of years, but we continue to own sizable positions in each. Our experience has been that companies with strong business fundamentals, talented management teams, and a reasonable degree of differentiation from the competition have often been able to compound returns at attractive rates over time. Nevertheless, we still maintain a strong focus on valuation and will only own stocks which we continue to believe trade at a discount to our estimates of their intrinsic value.

12 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund

It is possible that we have been too cautious in our appraisal of value for some companies we have considered. Certainly, we missed some near-term investment opportunities in 2017, as stocks which we hoped to buy at prices 5-10% lower than their market price ended up appreciating 10-20% from those levels while we watched from the sidelines. I recall similar trends in the markets of 1999 and 2006-2007. We believe our valuation discipline will pay off in the long term.

I’d like to once again highlight our excellent team of analysts and research associates who work hard to generate ideas and deliver strong returns to clients. Their breadth and depth of research allows us to maintain at all times a portfolio that we believe is best positioned to deliver favorable returns to you over the next five years.

The stock market responded favorably to continued steady growth both in the economy and corporate profits, as well as to the tax reform bill which will have a positive impact on earnings. These positives were undiminished by any increase in interest rates in 2017, as 10-year bond yields were approximately flat for the year. The current historically high stock market valuation levels incorporate a lot of good news into stock prices. As such, we have emphasized investing in companies where we believe there is low risk of permanent loss of investor capital. By limiting the frequency and magnitude of losses, we increase the odds that we will have enough successful investments to outperform both the benchmark and peers over longer time periods.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Chris Welch, CFA
Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 13

Diamond Hill Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Three Years	Since Inception (12/31/13)	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/31/2013	10.13%	9.38%	8.92%	1.07%
Class I Shares	12/31/2013	10.47	9.68	9.24	0.78
Class Y Shares	12/31/2013	10.51	9.79	9.35	0.66
BENCHMARK
Russell Midcap Index		18.52	9.58	10.48	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/31/2013	4.65	7.53	7.53	1.07

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018.

**	The maximum sales charge for Class A shares on purchases is 5.00%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Mid Cap Fund Class I(A) and the Russell Midcap Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell Midcap Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the 800 smallest companies in the Russell 1000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

14 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

2017 Portfolio Commentary

The Diamond Hill Large Cap Fund (Class I) returned 20.30% in 2017 compared to a 21.69% return for the Russell 1000 Index. The year was characterized by very strong performance by the large capitalization growth stocks, particularly technology companies. We owned several of those large cap stocks but their weighting in our portfolio was meaningfully less than their weighting in the Index. This went a long way toward explaining the relative underperformance of the portfolio in 2017. The strength in the overall market was not surprising, as we have felt for a long time that equities were inexpensive relative to other financial assets. This conviction led us to make a concerted effort to keep the portfolio fully invested for the past several years. However, as the year was drawing to a close, the market became more fairly valued. Much of the year-end boost in equity prices was driven by the recent significant corporate tax cut, which could help drive earnings growth in 2018. Combined with accelerating economic growth, this increased the levels of optimism in the market. However, we believe the period of significant excess returns in the equities markets may be nearing an end. This does not mean prospects are negative; however, the double-digit returns achieved since the bear market bottom of 2009 will be more difficult to achieve in future years.

The health care sector provided the greatest positive contribution to the Fund’s performance in 2017. Our health care sector weighting was not particularly large during the year but positive stock selection contributed greatly to the strong performance in the sector. Abbott Laboratories was the Fund’s largest holding in the sector and returned 52.0% for the year. The stock benefited from inexpensive valuation at the beginning of the year as integration problems with the St. Jude acquisition combined with controversy surrounding the Alere acquisition caused investors to question the corporate growth strategy. However, management worked through these problems and earnings growth began to improve. This allowed the valuation to increase meaningfully throughout the year. The other strong contributor in the health care sector was Aetna. In December 2017 it was announced CVS Health Corp. would acquire Aetna in a cash and stock deal. This was the catalyst to the stock’s strong performance, much to the benefit of shareholders. This deal is symptomatic of the large acquisitions which are becoming more prevalent in the U.S. marketplace. This activity should continue in 2018, helping to drive equity returns even in the face of fair valuation.

Sometimes the relative performance of the portfolio can be driven by avoiding problem areas of the market, and that was the case for the Diamond Hill Large Cap Fund in 2017. Our small weighting in the energy sector helped us avoid many of the issues in the sector, even as our individual holdings performed poorly. Cimarex was our largest energy holding, and the stock’s -10.0% return was disappointing for shareholders. However, for much of the year Cimarex represented our only energy holding. Our relatively small weighting in the sector was very additive to our relative performance. As the year was concluding, we began adding to our energy investments as the valuations became more attractive. Still, energy remains a small weighting in the portfolio.

The industrials sector was also a strong contributor to performance in 2017. Parker-Hannifin is a diversified manufacturer whose earnings grew nicely throughout the year due to strong performance in its end markets combined with strategically sound acquisitions. Parker-Hannifin is characterized by strong competitive positions in attractive end markets with good management at attractive valuation.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 15

Diamond Hill Large Cap Fund

The Fund has held a position in Parker-Hannifin for more than a decade and it has been a rewarding position for shareholders. In 2017 the stock returned 44.9% as earnings growth remained strong in an anemic economic environment. A similarly well-managed industrial company, Honeywell International, was added to the portfolio early in the year. The stock returned 35.1% for the year as the market began to appreciate the growth opportunities for this attractively valued company.

As mentioned earlier, we were hurt in 2017 by the Fund’s relatively small weighting in large cap information technology stocks. While we owned large positons in Microsoft, Alphabet, and Apple, our technology exposure remained meaningfully less than the Index. Also, our investments in networking companies lagged the market as intense levels of competition hindered the profitability growth of these firms. Juniper Networks was the worst performer as its 2.3% return meaningfully lagged the market.

The consumer discretionary sector was disappointing again in 2018. Whirlpool provided a -4.9% return for the year. Intense levels of competition from foreign competitors caused domestic profitability to lag. Meanwhile, their European operations continued to disappoint despite a meaningful acquisition a couple of years ago which we believed would drive European earnings growth. At year-end, our position in Whirlpool had been meaningfully reduced. Hanesbrands also provided a slightly negative return, down 0.3%. There was considerable displacement in their retail chain customers in 2017 and we expect this to continue in 2018. However, the attractive valuation and strong competitive position outweigh the near term risks. We have maintained our investment in Hanesbrands.

2017 was an excellent year for the markets and for Diamond Hill Large Cap Fund shareholders. The lengthy bull market recovery from the 2009 lows has continued. As we enter 2018, economic growth is improving and earnings growth should receive a boost from the recent reduction in corporate tax rates. As always, we will be applying our intrinsic value discipline even as markets continue to rise. It is that discipline that drives us to find good value in a rapidly rising market. Finding good value will not be easy, but we believe opportunities remain.

As I finish my 15th year as portfolio manager of the Diamond Hill Large Cap Fund, I am grateful to shareholders for their continued support. As of December 31, 2017, Austin Hawley has joined me as co-manager of the Fund. I have worked with Austin for several years in his capacity as assistant portfolio manager and I look forward to working with him as co-manager. We enjoy the challenge of applying our investment discipline in a variety of market environments and we look forward to the challenges 2018 will provide.

Chuck Bath, CFA Portfolio Manager	Austin Hawley, CFA Portfolio Manager

16 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/29/2001	19.95%	10.67%	15.33%	8.21%	0.96%
Class C Shares	9/25/2001	19.04	9.84	14.47	7.39	1.71
Class I Shares	1/31/2005	20.30	10.99	15.64	8.54	0.67
Class Y Shares	12/30/2011	20.42	11.10	15.79	8.47	0.55
BENCHMARK
Russell 1000 Index		21.69	11.23	15.71	8.59	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	6/29/2001	13.97	8.79	14.15	7.65	0.96
Class C Shares	9/25/2001	18.04	9.84	14.47	7.39	1.71

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Large Cap Fund Class I(A) and the Russell 1000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 17

Diamond Hill All Cap Select Fund

2017 Portfolio Commentary

Value stocks roared into 2017 on the heels of a surprise U.S. presidential election, but any hopes of a broad shift in favor of more price-sensitive stock pickers quickly gave way to the dominant themes of 2017: steady, almost mechanical, upward momentum for all risk assets; increasing valuation multiples; and significant outperformance of growth stocks relative to their value counterparts. The S&P 500 increased in every month of 2017 with the most significant intra-year decline a paltry 3%, and the S&P 500 Growth Index bested the S&P 500 Value Index by over 1,200 basis points.

High prices, low volatility, and a strong sentiment toward growth investments are not a combination that value investors dream about, but given the environment, we are pleased with the All Cap Select Fund’s performance in 2017. The Fund's Class I shares appreciated by 20.33% for the year, managing to nearly keep pace with the 21.13% return for the Russell 3000 Index. Strong security selection in the health care and consumer discretionary sectors were the largest relative contributors for the Fund, while poor security selection in financials and an underweight position in the information technology sector were the most significant relative detractors. Despite low volatility, we were able to capitalize on opportunities that arose throughout the year. While our return expectations came down somewhat as valuation multiples increased, we believe portfolio additions in 2017 were, on average, of higher quality than the names we exited and will lead to a less cyclical, more diversified portfolio that is well positioned to deliver attractive risk-adjusted returns.

Willis Towers Watson and Avis Budget Group are two of the more noteworthy eliminations from the portfolio in 2017. Over time, our expectations for Willis’ ability to grow earnings and create value had become tempered, narrowing the gap between price and our estimate of intrinsic value. Avis was eliminated in the fourth quarter after appreciating significantly in response to greater industry discipline around capacity and pricing.

Validus Holdings, Molson Coors Brewing, and Philip Morris International are some of the more significant additions to the portfolio in the past year. Validus is a Bermudian insurance company with a good track record of underwriting and shareholder value creation. The company underwrites reinsurance and specialty insurance, and is also a manager of third-party capital dedicated to insurance-linked securities. Molson Coors Brewing is the second largest brewer in North America with leading beer brands such as Miller Lite, Coors Light, and Blue Moon. Their recent acquisition of SAB Miller’s stake in Miller Coors is expected to result in significant margin expansion over the next few years. Philip Morris is a high-quality company with which we are very familiar because we owned it previously. Since our last period of ownership, the company has had strong traction with their iQOS smokeless tobacco products which have attractive margins and are leading to market share gains.

Some of the largest contributors to absolute performance in 2017 were Abbott Laboratories, Deere, and NVR, with each returning more than 50% for the year. Abbott’s performance was largely driven by continued solid execution, promising performance of new products, and indications that Abbott is ahead of schedule in resolving some of the thornier issues inherited with the St. Jude acquisition. Deere’s strength was based on continued strong fundamental

18 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill All Cap Select Fund

performance and the realization that trough, mid, and peak-cycle earnings are all dramatically higher than in previous cycles. Finally, all homebuilder stocks did well in 2017 due to tailwinds from very strong new-home demand, but NVR far outpaced the rest. NVR stands out for its conservative management and high returns on invested capital.

Two of the new holdings mentioned above, Validus and Philip Morris, were also some of the larger detractors from the Fund’s absolute performance during the past year. This is an occurrence we welcome, as it provides a chance to continue building a position at even more attractive prices. Validus shares slumped in September in response to potential losses from Hurricanes Harvey and Irma. While Validus did incur meaningful losses from the hurricanes, firmer industry pricing will be a positive offset. Philip Morris’s weakness was caused by softer-than-expected third-quarter earnings and reduced guidance related to transitory issues with pricing in Russia and an abrupt tobacco tax hike in Saudi Arabia. Earnings are still growing 10% per year in constant currency, and the iQOS smokeless system should continue to enhance margins and help the company take share.

2017 concludes our fifth year as portfolio managers of the All Cap Select Fund. We achieved our objective of delivering a better return than the Russell 3000 Index over the past five years, but the margin was less than we would have liked. Our research team generated many attractive ideas that helped us outperform the benchmark, and with one notable exception (Valeant Pharmaceuticals), the underperformers were only modest disappointments. We are confident that our collective experience and research capabilities position us well to take advantage of the opportunities that will emerge over the next five years.

We appreciate your support and look forward to 2018.

Austin Hawley, CFA Portfolio Manager	Rick Snowdon, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 19

Diamond Hill All Cap Select Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	19.93%	8.93%	15.69%	8.29%	1.16%
Class C Shares	12/30/2005	19.07	8.11	14.83	7.48	1.91
Class I Shares	12/30/2005	20.33	9.25	16.00	8.61	0.87
Class Y Shares	12/30/2011	20.45	9.35	16.15	8.55	0.75
BENCHMARK
Russell 3000 Index		21.13	11.12	15.58	8.60	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2005	13.95	7.09	14.51	7.74	1.16
Class C Shares	12/30/2005	18.07	8.11	14.83	7.48	1.91

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill All Cap Select Fund Class I(A) and the Russell 3000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

20 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

2017 Portfolio Commentary

The Diamond Hill Long-Short Fund (Class I) returned 5.99% in 2017 compared to 21.69% for the long-only Russell 1000 Index and 12.92% for the blended benchmark (60% Russell 1000 Index/40% ICE Bank of America Merrill Lynch U.S. T-Bill 0-3 Month Index). The portfolio lagged the blended benchmark, which takes into account the portfolio’s general 60% net long bias, by nearly 7% for the year. We strive to outperform the blended benchmark in all market environments; therefore, we were disappointed to have trailed that benchmark by a wide margin in 2017. However, we also constantly emphasize long-term results and in that regard, we were much more satisfied with our five-year annualized return, which nearly matched the blended benchmark. During the year the long side of the portfolio underperformed modestly, while the short portfolio was up much more than the benchmark as a number of our short positions had meaningful negative contributions for the period.

The net exposure of the portfolio remained roughly in line with our blended benchmark. We maintained net long exposure of between 53% and 59% during 2017 and finished the year just slightly below our long-term average of 60%. The increase was driven primarily by a reduction in our gross short exposure.

Leadership was once again concentrated in the more cyclical areas of the market. On the long side of the portfolio, information technology, consumer discretionary, financials and industrials provided the biggest positive contributions to return. Within the information technology sector, Apple, Alphabet (Google), and Microsoft were the largest contributors. Other holdings that meaningfully added to the return for the year were Abbott Laboratories, Citigroup, BorgWarner, and Discover Financial Services.

As mentioned above, the short portfolio detracted from results in 2017 as some of our largest positions — Best Buy, Boeing, and Arista Networks — appreciated considerably. We generally maintained our position in Best Buy as our view regarding the fundamental outlook remains the same. The company has clearly executed on the expense side of the business but appears challenged to grow revenue. And while the expense levers look largely behind them, the revenue headwinds remain while the valuation appears lofty. Additionally on the short side, we meaningfully reduced the size of our Boeing position as we grew less confident that our investment thesis would play out. Roughly half of the position in Arista Networks was also covered in the back half of the year due to continued strong fundamentals including persistently healthy topline performance. While 2017 was a ‘growth’ year as evidenced by the wide gap in returns between the Russell 1000 Growth Index and the Russell 1000 Value Index, we were nonetheless disappointed in the performance of our short book. We are focused on improvement in this area as it remains a core component of this investment strategy.

Finally, regarding the overall market environment, we continue to believe the five-year outlook for domestic equities includes total returns at the low end of historical ranges and, as always, we are focused on long time horizons and buying good (or better) businesses at average (or better) prices. Our exposures and net positioning will, at any given point in time, be dictated by the sum of the individual opportunities we are finding in the market.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 21

Diamond Hill Long-Short Fund

We are grateful for your continued support and appreciate the opportunity to continue to earn your trust in 2018.

Chris Bingaman, CFA Portfolio Manager	Ric Dillon, CFA Portfolio Manager

22 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/30/2000	5.65%	4.63%	8.59%	4.24%	1.95%
Class C Shares	2/13/2001	4.83	3.84	7.77	3.45	2.70
Class I Shares	1/31/2005	5.99	4.93	8.89	4.55	1.66
Class Y Shares	12/30/2011	6.07	5.05	9.02	4.49	1.54
BENCHMARK
Russell 1000 Index		21.69	11.23	15.71	8.59	—
60% Russell 1000 Index/40% ICE BofAML U.S. T-Bill 0-3 Mo. Index		12.92	6.88	9.39	5.52	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	6/30/2000	0.37	2.85	7.47	3.70	1.95
Class C Shares	2/13/2001	3.83	3.84	7.77	3.45	2.70

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Long-Short Fund Class I(A), the Russell 1000 Index and the Blended Index (60% Russell 1000 Index and 40% ICE BofAML U.S. T-Bill 0-3 Month Index)

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index and the blended index. The Russell 1000 Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies on a market capitalization basis, in the Russell 3000 Index. The Blended Index represents a 60% weighting of the Russell 1000 Index as described above and a 40% weighting of the ICE BofAML U.S. T-Bill 0-3 Month Index. The ICE BofAML U.S. T-Bill 0-3 Month Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Both indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 23

Diamond Hill Research Opportunities Fund

2017 Portfolio Commentary

The Diamond Hill Research Opportunities Fund (Class I) increased 13.34% during 2017 compared to a 21.13% increase in our primary benchmark, the long-only Russell 3000 Index. At Diamond Hill, we have a long-term investment horizon and evaluate our performance over rolling five-year periods. At the end of 2017, our five-year annualized return was 10.99% versus 15.58% for the Russell 3000 Index. During 2016 we added a secondary benchmark, which reflected our long-term average net exposure. This benchmark is comprised of 75% Russell 3000 Index and 25% ICE Bank of America Merrill Lynch U.S. T-Bill 0-3 Month Index. The performance of this secondary benchmark was 15.74% and 11.65% for the trailing one-year and five-year periods, respectively.

Our five-year absolute results are adequate but we continue to be disappointed with our relative results. During 2017, the underperformance was largely attributable to our short book as our long portfolio roughly matched the return of the Russell 3000 and our average long exposure during the year was close to 100%. Net exposure increased throughout the year as we reduced and covered short positions where fundamental developments did not support our thesis. We ended the year with net exposure of 85%, compared to the Fund’s five-year average of 76%. Gross exposure declined to 122% compared to 132% at the end of 2016, primarily due to a reduction in short exposure.

The two largest contributors to absolute performance during 2017 came from the consumer discretionary sector: Red Rock Resorts and NVR. Casino operator Red Rock Resorts enjoyed strong revenue growth in Las Vegas despite disruptions from investments they are making in two of their properties near the Las Vegas Strip. These properties are well-positioned to benefit from the new professional sports facilities being built in the area and we believe investments in these properties are wise ahead of a likely improvement in demand. It is encouraging that revenue trends are strong despite temporary disruptions from these investments. Homebuilder NVR benefited from a strong housing market and reported solid order growth during the year along with improving margins.

Outside of the consumer sector, home infusion services provider BioScrip sharply rebounded during 2017 after being one of the Fund’s largest detractors in 2016. Investors became increasingly confident with the new management team during 2017, and the company’s liquidity position improved throughout the year. Further, the company addressed investor concerns regarding a potential deterioration in earnings associated with Bioscrip’s ability to retain their largest client, United Healthcare. Management revealed that the majority of its business with this client was unprofitable, and subsequently Bioscrip walked away from this contract.

The largest detractors from absolute return during the year were short positions in Arista Networks, Boeing, and Best Buy. Cloud networking company Arista generated revenue growth much stronger than we expected. We anticipated responses from competitors during 2017 to moderate Arista’s revenue growth, which did not materialize. We covered the position as fundamentals were not supporting our thesis. Aerospace and defense company Boeing was able to improve operating margins despite near-term revenue headwinds. The company also continued to exhibit strong free-cash-flow generation and allocated the majority of this free

24 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

cash flow towards share repurchases. We continue to view current free-cash-flow levels as unsustainable through a cycle, but fundamentals have exceeded our expectations and we have reduced the size of the position. Shares of consumer electronics retailer Best Buy increased due to strong sales and expectations that the company will benefit from tax reform. Near-term topline results have exceeded our expectations, but there is little visibility into sustainable long-term growth drivers and the consumer electronic business is highly cyclical. Best Buy remains a large short position in the Fund.

As of December 31, 2017, the Fund held 78 long and 31 short positions, with the top 10 positions representing 39% of net assets.

We want to thank shareholders for their support and look forward to working together in the years ahead.

Diamond Hill Research Analysts

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 25

Diamond Hill Research Opportunities Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Three Years	Five Years	Since Inception*	Expense Ratio**
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2011	12.98%	5.47%	10.69%	13.18%	1.80%
Class C Shares	12/30/2011	12.12	4.67	9.87	12.34	2.55
Class I Shares	12/30/2011	13.34	5.77	10.99	13.49	1.51
Class Y Shares	12/30/2011	13.47	5.89	11.14	13.64	1.39
BENCHMARK
Russell 3000 Index		21.13	11.12	15.58	17.44	—
75% Russell 3000 Index/25% ICE BofAML U.S. T-Bill 0-3 Mo. Index		15.74	8.44	11.65	13.05	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2011	7.33	3.67	9.56	12.52	1.80
Class C Shares	12/30/2011	11.12	4.67	9.87	12.34	2.55

**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018.

***	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Research Opportunities Fund Class I(A), the Russell 3000 Index and the Blended Index (75% Russell 3000 Index and 25% ICE BofAML U.S. T-Bill 0-3 Mo. Index).

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Blended Index represents a 75% weighting of the Russell 3000 Index and a 25% weighting of the ICE BofAML U.S. T-Bill 0-3 Month Index. The ICE BofAML U.S. T-Bill 0-3 Month Index is comprised of U.S. dollar denominated U.S. Treasury Bills with a term to maturity of less than 3 months. These indexes are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

*

The quoted performance for the Fund reflects the past performance of Diamond Hill Research Partners, L. P. (the “Research Partnership”), a private fund managed with full investment authority by the Fund’s Adviser for periods prior to the fund’s inception date. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The Fund’s inception date is December 30, 2011. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Research Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from March 31, 2009, the inception of the Research Partnership and is not the performance of the Fund for the period prior to December 30, 2011. The Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

26 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Financial Long-Short Fund

2017 Portfolio Commentary

After a strong 2016, primarily from a post-election rally into year-end, the financial services sector was one of six Russell sectors with a return above 20% in 2017. The Diamond Hill Financial Long-Short Fund (Class I) generated a return of 11.90%. This lagged the Russell 3000 Financials Index, the Fund’s primary benchmark, which returned 19.95% in 2017. The Fund’s secondary blended benchmark (80% Russell 3000 Financials Index/20% ICE Bank of America Merrill Lynch U.S. T-Bill 0-3 Month Index), which we introduced in 2016, returned 15.92%. For the trailing five-year period, the Fund generated an annualized return of 13.66% versus 16.92% for the long-only benchmark and 13.51% for the blended secondary benchmark. The Fund has averaged 78.7% net exposure over the last five years.

As we wrote last year, 2016 was one of the more unusual years in recent memory for the financials sector. It included a sharp selloff to start the year, another selloff after the Brexit vote, the introduction of a new Global Industry Classification Standard sector for real estate, and ended the year with a sharp rally in the fourth quarter after the election.

2017 proved to be much less dramatic. The major regulatory reform many investors hoped for post-election remains elusive, macroeconomic growth is still muted, and the uncertainty caused by political gridlock continues to dampen demand for bank loans. The completion of corporate tax reform drove the performance of the sector, as the lower tax rate will boost earnings meaningfully for many financial companies. Continued action out of the Federal Reserve to boost interest rates, with the prospect of additional increases in 2018, also lifted many in the sector. Property and casualty (P&C) insurance companies and real estate investment trusts (REITs) were notable sector laggards. P&C companies continue to deal with the impact of several large loss events in the third quarter. REITs underperformed on the prospect of continued interest rate increases in 2018, no real benefit from tax reform, and slowing fundamentals in many sub-sectors.

Looking specifically at the Fund, shares of Fortress Investment Group, Citigroup, and SVB Financial Group were the largest positive contributors to absolute return for the year. Fortress was acquired by Softbank in an all-cash transaction. Citigroup continued to improve profitability, shed legacy assets, and return capital to shareholders. SVB, parent company of Silicon Valley Bank, is one of the best-positioned banks to benefit from increasing interest rates and lower corporate taxes.

The largest drags on the portfolio were short positions in Selective Insurance Group and First American Financial, and our long position in Popular. Selective continues to see price increases that outpace their loss-cost inflation. First American continued its strong fundamental performance and the residential real estate market remained strong, though long-term risks in the form of regulatory/pricing pressure and technological advances remain. Long-term Fund holding Popular, which we wrote about last year as a top contributor, sold off following Hurricane Maria in Puerto Rico. We believe the ultimate losses to the bank will be well-contained and, as the dominant financial institution on the island, Popular should benefit as the economy recovers.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 27

Diamond Hill Financial Long-Short Fund

As a reminder, we continue to believe shareholders in the Fund will benefit from a relatively concentrated portfolio as well as the ability to utilize short selling. We intend to use our short positions as a way to enhance the performance of the Fund over time, not simply as a “hedge” to mitigate our long exposure or volatility. Our short exposure will typically be much smaller than our long exposure; therefore, we will have fewer and generally smaller short positions.

Heading into 2018, the portfolio management structure of the Fund has evolved with Austin Hawley stepping down from the strategy, allowing him to focus on his roles as portfolio manager for Large Cap and All Cap Select. Krishna Mohanraj moved from assistant portfolio manager to co-portfolio manager, and research analysts Josh Barber and Tyler Ventura joined the Fund as co-portfolio managers. Both Josh and Tyler have been part of the financials sector team for years, and we are all excited about the new team-managed approach.

Over the last several years, the research team at Diamond Hill has expanded its coverage to include more international companies. As our financials sector team finds interesting investment ideas around the globe, we intend to use some of the best of those ideas in the Fund, investing up to 20% of Fund assets in international financial services companies. We expect this to be a gradual process but made our first investment in late 2017, investing in the shares of Credit Suisse Group. Under new management since the middle of 2015, company fundamentals have been improving and, mid-way through their restructuring plan, their return-on-equity targets appear realistic, increasing the potential for future capital return. While a small first step, we are excited about the increased opportunity set from which to source interesting investments for the Fund.

After facing headwinds of declining interest rates, ever-increasing regulation, and below-normal economic growth, we’re cautiously optimistic that these headwinds are shifting to tailwinds and will improve the revenue environment for the sector in the coming years.

We would like to thank our shareholders for your continued support of the Fund.

Austin Hawley, CFA Portfolio Manager	John Loesch, CFA Portfolio Manager

28 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Financial Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	8/1/1997	11.58%	8.10%	13.35%	5.10%	1.86%
Class C Shares	6/3/1999	10.76	7.27	12.50	4.29	2.61
Class I Shares	12/31/2006	11.90	8.41	13.66	5.42	1.57
BENCHMARK
Russell 3000 Financials Index		19.95	12.52	16.92	5.12	—
80% Russell 3000 Financials Index/20% ICE BofAML U.S. T-Bill 0-3 Mo. Index		15.92	10.12	13.51	4.57	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	8/1/1997	6.02	6.27	12.18	4.56	1.86
Class C Shares	6/3/1999	9.76	7.27	12.50	4.29	2.61

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund Class I(A), Russell 3000 Financials Index and the Blended Index (80% Russell 3000 Financials Index and 20% ICE BofAML U.S. T-Bill 0-3 Mo. Index).

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Financials Index (“Index”). The Index consists of Russell 3000 companies involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments and real estate, including REITS. The Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Blended Index represents a 80% weighting of the Russell 3000 Financials Index and a 20% weighting of the ICE BofAML U.S. T-Bill 0-3 Month Index. The ICE BofAML U.S. T-Bill 0-3 Month Index is comprised of U.S. dollar denominated U.S. Treasury Bills with a term to maturity of less than 3 months. These indexes are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 29

Diamond Hill Short Duration Total Return Fund

2017 Portfolio Commentary

2017 was the Diamond Hill Short Duration Total Return Fund’s first full calendar year after launching in July 2016. While we did think short-term interest rates were likely to rise over the year given economic conditions and rhetoric from the Federal Open Market Committee, our focus is not on predicting interest rate movements. Rather, it is on finding undervalued securities we believe have compelling risk/return profiles. In this low rate environment, we think a fund that has a better yield than 30-year Treasury bonds and a duration similar to two- or three-year Treasury notes is an attractive option for investors looking to earn something more on their fixed income allocation. Also, for investors concerned that interest rates will continue to move higher, the Fund’s shorter duration and yield advantage should offer a cushion relative to longer duration fixed income funds.

In our experience, the structured product market is less transparent and efficient than the corporate bond market, resulting in better risk/reward opportunities. As the structured product market continues to evolve following the financial crisis, we continue to find opportunities in securitized mortgage, student, auto, and debt-consolidation loans from both online and traditional bricks-and-mortar lenders, to name just a few. Being active, long-time investors in this space, we are excited to see how the future of lending continues to evolve.

Diamond Hill’s team of more than 30 dedicated industry specialists continues to provide our portfolio management team with the insight and confidence necessary to make sound investment decisions. Additionally, we’ve started to add to our fixed income team with the addition of Charlie Minor, CFA as Structured Product Senior Associate. Charlie joined us from within Diamond Hill as we seek to retain and develop the firm’s exceptional talent. The fixed income team will likely continue to grow in 2018 as we dedicate more resources to our fixed income clients.

The yield on two-year Treasury notes rose more than 60 basis points over the course of 2017, but we remained confident that building a fund with a significant yield advantage over its benchmark while closely monitoring risk would generate value for our clients. The Fund finished the year with a return of 4.33% (Class I), exceeding the Bloomberg Barclays U.S. 1-3 Year Government/Credit Index return of 0.84% by 349 basis points. The Fund’s return advantage was driven by both its higher yield and spread tightening over the course of the year. The outlook for spreads in 2018 is more mixed and we would not be surprised by an uptick in volatility. That would be a welcomed opportunity.

As always, we appreciate the opportunity to serve our clients.

Henry Song, CFA Portfolio Manager	Mark Jackson, CFA Portfolio Manager

30 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	7/5/2016	3.97%	3.47%	0.81%
Class I Shares	7/5/2016	4.33	3.76	0.52
Class Y Shares	7/5/2016	4.43	3.84	0.40
BENCHMARK
Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index		0.84	0.26	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	7/5/2016	1.64	1.90	0.81

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018.

**	The maximum sales charge for Class A shares on purchases is 2.25%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Diamond Hill Short Duration Total Return Fund Class I(A) and Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index. The Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index tracks the performance of the U.S. dollar denominated investment grade and below investment grade corporate debt publically issued in the U.S. domestic market. All indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 31

Diamond Hill Core Bond Fund

2017 Portfolio Commentary

2017 was the Diamond Hill Core Bond Fund’s first full calendar year after launching in July 2016. While we don’t have much new to say compared to last year’s commentary, we believe that’s a good thing because it means we continue to invest using our time-tested philosophy and process. As a reminder, we’re not focused on market timing which we believe is too risky to justify its potential reward. Instead, we focus on a bottom-up security selection process that aims to identify undervalued opportunities in the investment grade fixed income markets while emphasizing diversification and quality. We believe this style deserves a place in an investor’s long-term portfolio allocation in an environment continually subject to uncertainty and heightened periods of volatility. We favor sectors of the mortgage-backed and asset-backed securities market that we believe have better-defined cash flows than the “to be announced” or TBA mortgages represented in the index. We don’t cheat down the credit spectrum with below investment grade purchases and avoid the use of derivatives and leverage. We want the portfolio to be transparent and understandable by our clients.

Diamond Hill’s team of more than 30 dedicated industry specialists continues to provide our portfolio management team with the insight and confidence necessary to make sound investment decisions. Additionally, we’ve started to add to our fixed income team with the addition of Charlie Minor, CFA as Structured Product Senior Associate. Charlie joined us from within Diamond Hill as we seek to retain and develop the firm’s exceptional talent. The fixed income team will likely continue to grow in 2018 as we dedicate more resources to our fixed income clients.

A strong commitment to our intrinsic value philosophy and bottom-up security selection process has again allowed us to accomplish our most important goal, delivering strong returns relative to the Fund’s benchmark. The Fund (Class I) generated a 4.17% return in 2017, comparing favorably to the 3.54% return of the Bloomberg Barclays U.S. Aggregate Index. 2018 will no doubt present a number of challenges and opportunities to navigate and we trust our approach to the markets will continue to serve us and our clients well.

We very much appreciate the opportunity to be the stewards of our clients’ capital.

Henry Song, CFA Portfolio Manager	Mark Jackson, CFA Portfolio Manager

32 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	7/5/2016	3.85%	0.99%	0.76%
Class I Shares	7/5/2016	4.17	1.29	0.47
Class Y Shares	7/5/2016	4.22	1.35	0.35
BENCHMARK
Bloomberg Barclays U.S. Aggregate Index		3.54	0.15	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	7/5/2016	0.24	-1.38	0.76

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018.

**	The maximum sales charge for Class A shares on purchases is 3.50%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Diamond Hill Core Bond Fund Class I(A) and Bloomberg Barclays U.S. Aggregate Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Bloomberg Barclays U.S. Aggregate Index (“Index”). The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 33

Diamond Hill Corporate Credit Fund

2017 Portfolio Commentary

The Diamond Hill Corporate Credit Fund (Class I) generated a 7.87% total return in 2017 compared to 6.66% for the ICE Bank of America Merrill Lynch U.S. Corporate & High Yield Index. For the trailing five years, the Fund generated an annualized total return of 5.78% compared to 3.94% for the Corporate & High Yield Index.

Unlike most corporate bond funds, the Diamond Hill Corporate Credit Fund is not managed against any index. Instead, the Fund is managed against absolute objectives within a range of (1) inflation plus 3% and (2) 7% nominal, each measured over rolling five-year periods. Our goal is to generate a yield and total return within that range while minimizing the risk of downside volatility over longer time periods. Although the Fund’s investable universe (and the Corporate & High Yield Index) includes both investment grade and high yield corporate bonds, since early 2010 the Fund has been largely focused on the high yield portion of the market to achieve these objectives. About 90% of the Fund was in high yield corporate bonds at the end of 2017.

The high yield portion of the U.S. corporate bond market, as represented by the ICE Bank of America Merrill Lynch U.S. High Yield Index, began the year with a yield to worst (YTW) of 6.17% and option-adjusted spread (OAS) of 422 basis points. After generating a 7.48% total return in 2017, the High Yield Index ended the year with a 5.84% YTW and OAS of 363 basis points.

With both investment grade fixed income and equities generating strong returns in 2017, it is not surprising that high yield also did well. High yield also benefited from a default rate that declined materially during the year to a level below half the historic average. Like most other major asset classes, volatility in the high yield market was muted during 2017. The most notable bout of volatility, which may have been imperceptible to non-specialists, lasted from October 24 to November 15, when the OAS of the High Yield Index widened about 60 basis points due primarily to weakness in the telecom and cable industries. As soon as the YTW hit 6% on November 15, the High Yield Index rebounded and more than half of the spread widening was reversed by the end of the year. From October 24 through year-end, the High Yield Index was just slightly negative at -14 basis points. The Fund performed well during this minor test, generating a total return of 66 basis points. It helped that we were positioned defensively entering that period and over 3% of the Fund was called (Bankrate 6.125% due 2018 and Synovus 7.875% due 2019), putting us in a strong position to take advantage of some opportunities including one particularly attractive new issue, Welltec 9.5% due 2022.

The high yield market is priced for continued low defaults and muted volatility. The Fund’s YTW is typically somewhere in the range of our absolute objectives, although it was well below the low end of the range on June 30, 2014 (the peak of that high yield market cycle) and well above the high end of the range on February 11, 2016 (the most recent bottom of the high yield market). At year-end, the Fund’s YTW was 5.10%. The Fund’s duration was 2.92, in the middle of the typical 2.0-3.5 range and well below the High Yield Index duration of 4.04 and the Corporate & High Yield Index duration of 6.75.

34 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund

With a YTW towards the low end of the Fund’s objectives and a duration below 3, the Fund’s positioning reflects a high yield market that, like other asset classes, does not offer an abundance of values. Because we don’t manage against any index and we have a five-year time horizon, we have no incentive to chase an overvalued market. This advantage was very apparent in 2015 and we expect that it will serve us well when volatility comes back to the high yield market. In the meantime, we continue to work closely with the deep and talented Diamond Hill research team, and we have the conviction to concentrate in our best ideas even if they are low weightings in any high yield index. We are also selective participants in the high yield new-issue market, participating in approximately 5% of new issues in 2017. We never want to grow so large that we become reliant on the new-issue market to put the Fund’s capital to work, but we are always ready to make meaningful commitments if we like the price and the credit.

We believe that our unique and durable competitive advantages — we don’t manage against a benchmark, the deep and talented Diamond Hill research team, the flexibility to be nimble in the secondary market and selective in the new issue market, concentration in our best ideas, and patient shareholders who share our long-term time horizon — have allowed us to generate a yield and total return in the range of our objectives without undue risk.

We are patiently waiting for the next bout of volatility and illiquidity to present opportunities, whether on a company, industry, or market-wide basis. Our structural advantages have been designed to allow us to capitalize on these situations when they inevitably arise. We are deeply appreciative of our many long-term shareholders who understand this dynamic. Our partnership with you continues to be one of our most important advantages.

Bill Zox, CFA Portfolio Manager	John McClain, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 35

Diamond Hill Corporate Credit Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	9/30/2002	7.56%	6.80%	5.51%	6.76%	0.92%
Class C Shares	9/30/2002	6.77	6.00	4.71	5.96	1.67
Class I Shares	1/31/2005	7.87	7.10	5.78	7.07	0.63
Class Y Shares	12/30/2011	7.89	7.19	5.91	7.00	0.51
BENCHMARK
ICE BofAML U.S. Corporate & High Yield Index		6.66	4.34	3.94	6.02	—
Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium		5.11	4.64	4.43	4.61	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	9/30/2002	3.82	5.53	4.75	6.38	0.92
Class C Shares	9/30/2002	5.77	6.00	4.71	5.96	1.67

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 3.50% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Corporate Credit Fund Class I(A), ICE BofAML U.S. Corporate & High Yield Index, and Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the ICE BofAML U.S. Corporate & High Yield Index and the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics (CPI) plus 3% risk premium. The ICE BofAML U.S. Corporate & High Yield Index tracks the performance of the U.S. dollar denominated investment grade and below investment grade corporate debt publically issued in the U.S. domestic market. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The CPI is increased by a 3 percent risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation. All indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com. This material must be preceded or accompanied by a current prospectus.

36 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund

2017 Portfolio Commentary

The Diamond Hill High Yield Fund (Class I) generated a 10.36% return in 2017 compared to a 7.48% return for the ICE Bank of America Merrill Lynch U.S. High Yield Index. Since its inception on December 4, 2014, the Fund generated an annualized return of 8.17% compared to 6.02% for the Index. While we are pleased with the Fund’s relative performance, it is important to note that the High Yield Index is not an investable alternative. Over a five-year time horizon, performance relative to peers will be the best metric to evaluate the Fund.

The High Yield Index began the year with a yield to worst (YTW) of 6.17% and option-adjusted spread (OAS) of 422 basis points. At the end of the year, the YTW was 5.84% and the OAS was 363 basis points.

With both investment grade fixed income and equities generating strong returns in 2017, it is not surprising that high yield also did well. High yield also benefited from a default rate that declined materially during the year to a level below half the historic average. Like most other major asset classes, volatility in the high yield market was muted during 2017. The most notable bout of volatility, which may have been imperceptible to non-specialists, lasted from October 24 to November 15, when the OAS of the High Yield Index widened about 60 basis points due primarily to weakness in the telecom and cable industries. As soon as the YTW hit 6% on November 15, the High Yield Index rebounded and more than half of the spread widening was reversed by the end of the year. From October 24 through year-end, the High Yield Index was just slightly negative at -14 basis points. The Fund performed well during this minor test, generating a total return of 89 basis points. It helped that we look very different than the market and that a close-to 3% position in Bankrate 6.125% due 2018 was called, putting us in a strong position to take advantage of some opportunities including one particularly attractive new issue, Welltec 9.5% due 2022.

The high yield market is priced for continued low defaults and muted volatility. Because we have a five-year time horizon, we have no incentive to chase an overvalued market. This advantage was very apparent in 2015 and we expect that it will serve us well when volatility comes back to the high yield market. In the meantime, we continue to work closely with the deep and talented Diamond Hill research team, and we have the conviction to concentrate in our best ideas even if they are low weightings in any high yield index. We are also selective participants in the high yield new-issue market, participating in approximately 5% of new issues in 2017. We never want to grow so large that we become reliant on the new-issue market to put the Fund’s capital to work, but we are always ready to make meaningful commitments if we like the price and the credit.

We believe that we have unique and durable competitive advantages: we have a deep and talented Diamond Hill research team; we have the flexibility to be nimble in the secondary market and selective in the new issue market; the Fund is concentrated in our best ideas; and we have patient shareholders who share our long-term time horizon. These advantages have allowed us to deliver good performance since inception and have positioned us well to achieve our primary goal of being in the top quartile of our peer group over rolling five-year periods.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 37

Diamond Hill High Yield Fund

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Bill Zox, CFA Portfolio Manager	John McClain, CFA Portfolio Manager

38 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	Inception Date	One Year	Three Year	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/4/2014	9.96%	7.91%	7.83%	0.96%
Class I Shares	12/4/2014	10.36	8.25	8.17	0.67
Class Y Shares	12/4/2014	10.48	8.36	8.28	0.55
BENCHMARK
ICE BofAML U.S. High Yield Index		7.48	6.39	6.02	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/4/2014	6.07	6.65	6.59	0.96

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2018.

**	The maximum sales charge for Class A shares on purchases is 3.50%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill High Yield Fund Class I(A) and ICE BofAML U.S. High Yield Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The quoted performance for the Fund reflects the past performance of Diamond Hill High Yield Fund L.P. (the “High Yield Partnership”), a private fund managed with full investment authority by the fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The assets of the High Yield Partnership were converted into assets of the fund prior to commencement of operation of the fund. The performance of the High Yield Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the fund for its initial years of investment operations. The High Yield Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the High Yield Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from December 4, 2014, the inception of the High Yield Partnership and is not the performance of the fund. The High Yield Partnership’s past performance is not necessarily an indication of how the fund will perform in the future either before or after taxes

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the ICE BofAML U.S. High Yield Index. (“Index”). The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com. This material must be preceded or accompanied by a current prospectus.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 39

Diamond Hill Small Cap Fund
Schedule of Investments
December 31, 2017

	Shares	Fair Value
Common Stocks — 85.3%
Consumer Discretionary — 13.0%
Aaron's, Inc.	550,082	$21,920,768
Callaway Golf Co.	269,637	3,756,043
Carter's, Inc.	127,496	14,979,505
Horizon Global Corp. (a)(b)	157,014	2,201,336
Live Nation Entertainment, Inc. (b)	991,960	42,227,737
Red Rock Resorts, Inc., Class A (a)	986,235	33,275,569
Tenneco, Inc.	491,950	28,798,753
Vail Resorts, Inc.	218,165	46,353,518
		193,513,229

Consumer Staples — 4.9%
B&G Foods, Inc. (a)	702,270	24,684,791
Edgewell Personal Care Co. (a)(b)	153,170	9,096,766
Flowers Foods, Inc.	927,465	17,909,349
Post Holdings, Inc. (b)	262,200	20,774,106
		72,465,012

Energy — 3.5%
Carrizo Oil & Gas, Inc. (a)(b)	141,776	3,016,993
Cimarex Energy Co.	323,410	39,459,254
Linn Energy, Inc. (b)	123,773	4,981,863
Noble Energy, Inc.	146,965	4,282,560
		51,740,670

Financials — 20.5%
Alleghany Corp. (b)	21,708	12,939,922
Assured Guaranty Ltd.	70,956	2,403,280
BankUnited, Inc.	924,040	37,626,909
BOK Financial Corp.	164,360	15,173,715
Brown & Brown, Inc.	617,590	31,781,181
Enstar Group Ltd. (b)	138,377	27,779,183
First Horizon National Corp.	732,955	14,651,771
First of Long Island Corp. (The)	359,105	10,234,493
Nationstar Mortgage Holdings, Inc. (a)(b)	1,378,000	25,493,000
Navigators Group, Inc. (The)	664,455	32,358,959
Popular, Inc.	758,660	26,924,843
ProAssurance Corp.	335,860	19,194,399
Reinsurance Group of America, Inc.	74,475	11,612,887
State Bank Financial Corp.	360,015	10,742,848
Sterling Bancorp	619,322	15,235,321
Validus Holdings Ltd.	249,900	11,725,308
		305,878,019

Health Care — 3.4%
BioScrip, Inc. (a)(b)	3,406,085	9,911,707
Integer Holdings Corp. (b)	128,225	5,808,593
LifePoint Health, Inc. (b)	322,800	16,075,440
Natus Medical, Inc. (b)	498,080	19,026,656
		50,822,396

Industrials — 20.4%
Aircastle Ltd.	1,302,467	30,464,703
Alaska Air Group, Inc.	269,335	19,798,816
Allegiant Travel Co. (a)	101,938	15,774,906
Avis Budget Group, Inc. (a)(b)	1,909,842	83,803,867
Colfax Corp. (b)	282,415	11,189,282
Hillenbrand, Inc.	88,870	3,972,489
Hub Group, Inc., Class A (b)	698,306	33,448,857
Hyster-Yale Materials Handling, Inc.	168,895	14,383,098
Kirby Corp. (b)	213,585	14,267,478
SPX FLOW, Inc. (b)	404,630	19,240,157
Toro Co. (The)	182,295	11,891,103
TriMas Corp. (b)	262,160	7,012,780
Trinity Industries, Inc.	1,043,140	39,076,024
		304,323,560

Information Technology — 9.2%
Anixter International, Inc. (b)	39,707	3,017,732
Broadridge Financial Solutions, Inc.	206,680	18,721,074
CommScope Holding Co., Inc. (b)	711,100	26,900,913
DST Systems, Inc.	785,830	48,776,468
Fortinet, Inc. (b)	303,761	13,271,318
Sanmina Corp. (b)	297,032	9,802,056
TiVo Corp.	442,955	6,910,098
WNS Holdings Ltd. - ADR (b)	256,418	10,290,054
		137,689,713

40 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Small Cap Fund
Schedule of Investments (Continued)
December 31, 2017

	Shares	Fair Value
Common Stocks — 85.3% continued
Real Estate — 7.5%
Colony NorthStar, Inc. REIT, Class A	1,106,629	$12,626,637
CubeSmart REIT	511,415	14,790,122
iStar, Inc. REIT (a)(b)	3,092,060	34,940,278
Jones Lang LaSalle, Inc.	79,282	11,807,468
Mid-America Apartment Communities, Inc. REIT	116,331	11,698,245
Tanger Factory Outlet Centers, Inc. REIT (a)	461,700	12,239,667
Winthrop Realty Trust REIT (a)(b)(c)	1,975,475	14,144,401
		112,246,818

Telecommunication Services — 0.7%
Cincinnati Bell, Inc. (a)(b)	484,184	10,095,236

Utilities — 2.2%
Fortis, Inc. (a)	218,061	7,996,297
UGI Corp.	529,472	24,858,710
		32,855,007

Total Common Stocks		$1,271,629,660

Registered Investment Companies — 26.6%
Diamond Hill Short Duration Total Return Fund, Class Y(d)	5,609,429	56,711,326
State Street Institutional Liquid Reserves Fund, Premier Class, 1.43%(e)	158,385,132	158,369,294
State Street Navigator Securities Lending Portfolio I,1.49%(e)	180,617,431	180,617,431

Total Registered Investment Companies		$395,698,051

Total Investment Securities — 111.9%
(Cost $1,199,823,625)		$1,667,327,711

Net Other Assets (Liabilities) — (11.9)%		(177,264,750)

Net Assets — 100.0%		$1,490,062,961

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $174,409,434.
(b)	Non-income producing security.
(c)

Restricted and illiquid security not registered under the Securities Act of 1933 and valued at fair value by the Fair Value Committee based on procedures approved by the Board of Trustees. This security was first acquired on March 17, 2011 with a total cost on December 31, 2017 of $20,011,748 and represents 0.9% of net assets.

(d)	Affiliated Fund.
(e)	The rate shown is the effective interest rate as of December 31, 2017.

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 41

Diamond Hill Small-Mid Cap Fund
Schedule of Investments
December 31, 2017

	Shares	Fair Value
Common Stocks — 91.1%
Consumer Discretionary — 14.8%
Aaron's, Inc.	1,099,304	$43,807,264
BorgWarner, Inc.	1,443,520	73,749,437
Goodyear Tire & Rubber Co. (The)	763,090	24,655,438
Hanesbrands, Inc. (a)	1,526,344	31,915,853
NVR, Inc. (b)	18,235	63,972,392
Red Rock Resorts, Inc., Class A (a)	1,984,092	66,943,264
TEGNA, Inc.	2,664,019	37,509,388
Whirlpool Corp.	180,205	30,389,771
		372,942,807

Consumer Staples — 9.5%
B&G Foods, Inc. (a)	1,359,970	47,802,946
Coty, Inc., Class A (a)	1,211,589	24,098,505
Edgewell Personal Care Co. (a)(b)	372,736	22,136,791
Flowers Foods, Inc. (a)	1,919,070	37,057,242
Molson Coors Brewing Co., Class B	400,178	32,842,608
Post Holdings, Inc. (b)	764,858	60,599,699
TreeHouse Foods, Inc. (a)(b)	269,975	13,352,964
		237,890,755

Energy — 2.8%
Cimarex Energy Co.	586,481	71,556,547

Financials — 25.3%
BankUnited, Inc.	2,203,228	89,715,444
BOK Financial Corp.	561,929	51,877,285
Brighthouse Financial, Inc. (b)	326,350	19,137,164
Brown & Brown, Inc.	706,605	36,361,893
Enstar Group Ltd. (b)	78,920	15,843,190
First Horizon National Corp.	1,739,541	34,773,425
First Republic Bank	423,550	36,696,372
Nationstar Mortgage Holdings, Inc. (b)	2,589,619	47,907,951
Navigators Group, Inc. (The)	437,474	21,304,984
Popular, Inc.	715,658	25,398,702
Reinsurance Group of America, Inc.	255,753	39,879,565
SVB Financial Group (b)	157,643	36,852,204
Validus Holdings Ltd.	1,072,925	50,341,641
Willis Towers Watson plc	624,235	94,065,972
XL Group Ltd. (a)	982,047	34,528,773
		634,684,565

Health Care — 4.6%
Boston Scientific Corp. (b)	2,065,208	51,196,506
LifePoint Health, Inc. (b)	910,939	45,364,762
Orthofix International NV (b)	353,754	19,350,344
		115,911,612

Industrials — 11.6%
Aircastle Ltd.	742,035	17,356,199
Allegiant Travel Co. (a)	213,756	33,078,741
Avis Budget Group, Inc. (a)(b)	817,730	35,881,992
Colfax Corp. (b)	919,496	36,430,432
Hub Group, Inc., Class A (b)	1,364,577	65,363,238
Kirby Corp. (b)	829,014	55,378,135
Parker-Hannifin Corp.	97,920	19,542,874
SPX FLOW, Inc. (b)	621,051	29,530,975
		292,562,586

Information Technology — 9.0%
Avnet, Inc.	688,180	27,265,692
Broadridge Financial Solutions, Inc.	165,670	15,006,389
CommScope Holding Co., Inc. (b)	893,533	33,802,353
Juniper Networks, Inc.	1,951,013	55,603,871
Keysight Technologies, Inc. (b)	630,915	26,246,064
Sanmina Corp. (b)	385,019	12,705,627
Vantiv, Inc., Class A (a)(b)	740,525	54,465,614
		225,095,610

Materials — 2.8%
Axalta Coating Systems Ltd. (b)	2,140,629	69,270,754

Real Estate — 8.2%
American Campus Communities, Inc. REIT	960,595	39,413,213
Colony NorthStar, Inc. REIT, Class A	1,154,186	13,169,262
CubeSmart REIT	2,048,715	59,248,838
iStar, Inc. REIT (a)(b)	2,125,926	24,022,964
Jones Lang LaSalle, Inc.	284,010	42,297,609
Mid-America Apartment Communities, Inc. REIT	279,799	28,136,587
		206,288,473

42 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Small-Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2017

	Shares	Fair Value
Common Stocks — 91.1% continued
Utilities — 2.5%
Fortis, Inc. (a)	366,412	$13,436,328
UGI Corp.	1,059,659	49,750,990
		63,187,318

Total Common Stocks		$2,289,391,027

Registered Investment Companies — 17.4%
Diamond Hill Short Duration Total Return Fund, Class Y(c)	4,675,613	47,270,443
State Street Institutional Liquid Reserves Fund, Premier Class, 1.43%(d)	121,482,552	121,470,404
State Street Institutional US Government Money Market Fund, Premier Class, 1.20%(d)	47,643,120	47,643,120
State Street Navigator Securities Lending Portfolio I, 1.49%(d)	219,930,698	219,930,698

Total Registered Investment Companies		$436,314,665

Total Investment Securities — 108.5%
(Cost $2,256,458,678)		$2,725,705,692

Net Other Assets (Liabilities) — (8.5)%		(212,902,327)

Net Assets — 100.0%		$2,512,803,365

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $213,571,072.
(b)	Non-income producing security.
(c)	Affiliated Fund.
(d)	The rate shown is the effective interest rate as of December 31, 2017.

NV – Naamloze Vennootschap

plc – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Mid Cap Fund
Schedule of Investments
December 31, 2017

	Shares	Fair Value
Common Stocks — 90.3%
Consumer Discretionary — 16.9%
Aaron's, Inc.	25,885	$1,031,517
BorgWarner, Inc.	71,628	3,659,475
Dollar General Corp.	25,383	2,360,873
Goodyear Tire & Rubber Co. (The)	33,215	1,073,177
Hanesbrands, Inc. (a)	59,338	1,240,758
NVR, Inc. (b)	891	3,125,824
Red Rock Resorts, Inc., Class A	93,799	3,164,778
TEGNA, Inc.	58,166	818,977
VF Corp.	31,877	2,358,898
Whirlpool Corp.	10,753	1,813,386
		20,647,663

Consumer Staples — 8.8%
B&G Foods, Inc. (a)	32,293	1,135,099
Coty, Inc., Class A (a)	65,588	1,304,545
Edgewell Personal Care Co. (b)	15,795	938,065
Flowers Foods, Inc.	71,932	1,389,007
Molson Coors Brewing Co., Class B	31,572	2,591,114
Post Holdings, Inc. (b)	34,966	2,770,356
TreeHouse Foods, Inc. (a)(b)	11,049	546,484
		10,674,670

Energy — 2.9%
Cimarex Energy Co.	28,535	3,481,555

Financials — 28.1%
BankUnited, Inc.	107,690	4,385,137
BOK Financial Corp.	15,510	1,431,883
Brown & Brown, Inc.	13,231	680,867
Discover Financial Services	39,777	3,059,647
Enstar Group Ltd. (b)	4,081	819,261
First Horizon National Corp.	38,204	763,698
First Republic Bank	17,149	1,485,789
Franklin Resources, Inc.	35,974	1,558,753
Hartford Financial Services Group, Inc. (The)	28,749	1,617,994
Loews Corp.	112,697	5,638,231
Nationstar Mortgage Holdings, Inc. (b)	91,516	1,693,046
Popular, Inc.	27,355	970,829

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 43

Diamond Hill Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2017

	Shares	Fair Value
Common Stocks — 90.3% continued
Financials — 28.1% continued
Reinsurance Group of America, Inc.	6,563	$1,023,369
SVB Financial Group (b)	7,033	1,644,104
Validus Holdings Ltd.	51,672	2,424,450
Willis Towers Watson plc	24,109	3,632,985
XL Group Ltd.	42,533	1,495,460
		34,325,503

Health Care — 4.0%
Boston Scientific Corp. (b)	106,747	2,646,258
LifePoint Health, Inc. (b)	45,476	2,264,705
		4,910,963

Industrials — 11.8%
Avis Budget Group, Inc. (a)(b)	36,336	1,594,424
Colfax Corp. (b)	26,168	1,036,776
Deere & Co.	10,797	1,689,839
Fastenal Co. (a)	33,656	1,840,647
Hub Group, Inc., Class A (b)	35,670	1,708,593
Kirby Corp. (b)	36,112	2,412,282
Parker-Hannifin Corp.	5,328	1,063,362
United Continental Holdings, Inc. (b)	29,401	1,981,627
Verisk Analytics, Inc. (b)	11,780	1,130,880
		14,458,430

Information Technology — 7.2%
Avnet, Inc.	32,273	1,278,656
CommScope Holding Co., Inc. (b)	42,019	1,589,579
Juniper Networks, Inc.	91,609	2,610,857
Keysight Technologies, Inc. (b)	24,785	1,031,056
Vantiv, Inc., Class A (a)(b)	30,092	2,213,267
		8,723,415

Materials — 2.9%
Axalta Coating Systems Ltd. (b)	108,170	3,500,381

Real Estate — 6.1%
American Campus Communities, Inc. REIT	35,947	1,474,905
CubeSmart REIT	95,502	2,761,918
Jones Lang LaSalle, Inc.	14,328	2,133,869
Mid-America Apartment Communities, Inc. REIT	11,115	1,117,724
		7,488,416

Utilities — 1.6%
UGI Corp.	42,211	1,981,806

Total Common Stocks		$110,192,802

Registered Investment Companies — 16.9%
Diamond Hill Short Duration Total Return Fund, Class Y(c)	214,034	2,163,880
State Street Institutional Liquid Reserves Fund, Premier Class, 1.43%(d)	7,710,084	7,709,313
State Street Institutional US Government Money Market Fund, Premier Class, 1.20%(d)	2,136,264	2,136,264
State Street Navigator Securities Lending Portfolio I, 1.49%(d)	8,641,780	8,641,780

Total Registered Investment Companies		$20,651,237

Total Investment Securities — 107.2%
(Cost $115,951,505)		$130,844,039

Net Other Assets (Liabilities) — (7.2)%		(8,750,481)

Net Assets — 100.0%		$122,093,558

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $8,396,015.
(b)	Non-income producing security.
(c)	Affiliated Fund.
(d)	The rate shown is the effective interest rate as of December 31, 2017.

plc – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

44 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Large Cap Fund
Schedule of Investments
December 31, 2017

	Shares	Fair Value
Common Stocks — 98.5%
Consumer Discretionary — 17.4%
BorgWarner, Inc.	2,157,317	$110,217,325
Charter Communications, Inc., Class A (a)	299,650	100,670,414
Comcast Corp., Class A	3,031,545	121,413,377
Ford Motor Co.	8,394,679	104,849,541
Goodyear Tire & Rubber Co. (The)	2,416,741	78,084,902
Hanesbrands, Inc.	2,891,491	60,461,077
TEGNA, Inc.	2,170,362	30,558,697
TJX Cos., Inc. (The)	1,812,501	138,583,826
Twenty-First Century Fox, Inc., Class B	849,730	28,992,788
VF Corp.	1,577,325	116,722,050
Walt Disney Co. (The)	813,156	87,422,402
Whirlpool Corp.	241,804	40,777,827
		1,018,754,226

Consumer Staples — 11.8%
Coty, Inc., Class A (b)	2,641,169	52,532,851
Kimberly-Clark Corp. (b)	1,087,729	131,245,381
Molson Coors Brewing Co., Class B	869,966	71,398,110
PepsiCo, Inc.	1,039,343	124,638,013
Philip Morris International, Inc.	1,608,281	169,914,888
Procter & Gamble Co. (The)	1,509,467	138,689,828
		688,419,071

Energy — 3.8%
Cimarex Energy Co.	1,165,826	142,242,430
Devon Energy Corp.	1,967,008	81,434,131
		223,676,561

Financials — 27.6%
Berkshire Hathaway, Inc., Class B (a)	367,494	72,844,661
Brighthouse Financial, Inc. (a)	923,536	54,156,151
Citigroup, Inc.	3,199,162	238,049,644
Discover Financial Services	2,776,750	213,587,610
First Republic Bank	602,591	52,208,484
Franklin Resources, Inc.	1,351,443	58,558,025
Hartford Financial Services Group, Inc. (The)	1,747,372	98,342,096
JPMorgan Chase & Co.	1,950,910	208,630,315
Loews Corp.	1,785,748	89,340,972
Marsh & McLennan Cos., Inc.	1,198,987	97,585,552
MetLife, Inc.	2,746,551	138,865,619
Morgan Stanley	3,325,323	174,479,698
PNC Financial Services Group, Inc. (The)	818,153	118,051,296
		1,614,700,123

Health Care — 13.7%
Abbott Laboratories	4,257,443	242,972,272
Aetna, Inc.	819,603	147,848,185
Medtronic plc	1,605,626	129,654,299
Pfizer, Inc.	4,558,440	165,106,697
Thermo Fisher Scientific, Inc.	617,387	117,229,444
		802,810,897

Industrials — 8.3%
Fastenal Co. (b)	130,413	7,132,287
Honeywell International, Inc.	463,355	71,060,123
Parker-Hannifin Corp.	621,401	124,019,212
United Continental Holdings, Inc. (a)	175,664	11,839,754
United Technologies Corp.	1,561,149	199,155,778
Verisk Analytics, Inc. (a)(b)	756,675	72,640,800
		485,847,954

Information Technology — 12.1%
Alphabet, Inc., Class A (a)	172,659	181,878,991
Apple, Inc.	805,867	136,376,872
Juniper Networks, Inc.	3,846,721	109,631,548
Microsoft Corp.	2,179,683	186,450,084
Vantiv, Inc., Class A (a)	1,252,798	92,143,293
		706,480,788

Materials — 3.8%
Axalta Coating Systems Ltd. (a)(b)	2,320,007	75,075,426
Eastman Chemical Co.	631,139	58,468,717
Praxair, Inc.	558,456	86,381,974
		219,926,117

Total Common Stocks		$5,760,615,737

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 45

Diamond Hill Large Cap Fund
Schedule of Investments (Continued)
December 31, 2017

	Shares	Fair Value
Registered Investment Companies — 2.9%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.43%(c)	82,532,192	$82,523,939
State Street Navigator Securities Lending Portfolio I, 1.49%(c)	86,832,070	86,832,070

Total Registered Investment Companies		$169,356,009

Total Investment Securities — 101.4%
(Cost $4,389,010,555)		$5,929,971,746

Net Other Assets (Liabilities) — (1.4)%		(83,529,631)

Net Assets — 100.0%		$5,846,442,115

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $84,647,687.
(c)	The rate shown is the effective interest rate as of December 31, 2017.

plc – Public Limited Company

See accompanying Notes to Financial Statements.

Diamond Hill All Cap Select Fund
Schedule of Investments
December 31, 2017

	Shares	Fair Value
Common Stocks — 95.9%
Consumer Discretionary — 19.0%
BorgWarner, Inc.	88,549	$4,523,968
Dollar General Corp.	39,147	3,641,063
Ford Motor Co.	362,668	4,529,723
Liberty Global plc, Class A (a)	116,011	4,157,834
Red Rock Resorts, Inc., Class A	127,291	4,294,798
TJX Cos., Inc. (The)	53,487	4,089,616
Twenty-First Century Fox, Inc., Class B	171,496	5,851,444
Vail Resorts, Inc.	16,908	3,592,443
		34,680,889

Consumer Staples — 10.3%
Molson Coors Brewing Co., Class B	66,609	5,466,601
PepsiCo, Inc.	38,076	4,566,074
Philip Morris International, Inc.	48,021	5,073,419
Post Holdings, Inc. (a)	45,442	3,600,370
		18,706,464

Financials — 32.1%
BankUnited, Inc.	180,416	7,346,540
Berkshire Hathaway, Inc., Class B (a)	46,163	9,150,430
Brighthouse Financial, Inc. (a)	45,941	2,693,980
Credit Suisse Group AG - ADR	229,909	4,103,876
Discover Financial Services	118,209	9,092,636
First Republic Bank	41,511	3,596,513
Loews Corp.	127,029	6,355,261
MetLife, Inc.	144,140	7,287,718
Nationstar Mortgage Holdings, Inc. (a)(b)	215,541	3,987,509
Validus Holdings Ltd.	106,320	4,988,534
		58,602,997

Health Care — 5.4%
Abbott Laboratories	102,670	5,859,377
Aetna, Inc.	22,511	4,060,759
		9,920,136

46 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill All Cap Select Fund
Schedule of Investments (Continued)
December 31, 2017

	Shares	Fair Value
Common Stocks — 95.9% continued
Industrials — 18.9%
Deere & Co.	23,171	$3,626,493
Fastenal Co.	52,344	2,862,693
Hub Group, Inc., Class A (a)	92,060	4,409,674
Johnson Controls International plc	118,721	4,524,457
Kirby Corp. (a)	52,883	3,532,584
United Continental Holdings, Inc. (a)	115,043	7,753,898
United Technologies Corp.	28,365	3,618,523
Verisk Analytics, Inc. (a)	42,622	4,091,712
		34,420,034

Information Technology — 6.9%
Alphabet, Inc., Class A (a)	6,004	6,324,614
Apple, Inc.	21,397	3,621,014
Sanmina Corp. (a)	80,474	2,655,642
		12,601,270

Materials — 1.8%
Axalta Coating Systems Ltd. (a)	99,433	3,217,652

Real Estate — 1.5%
CubeSmart REIT	93,649	2,708,329

Total Common Stocks		$174,857,771

Registered Investment Companies — 5.6%
Diamond Hill Short Duration Total Return Fund, Class Y(c)	280,408	$2,834,923
State Street Institutional US Government Money Market Fund, Premier Class, 1.20%(d)	4,565,259	4,565,259
State Street Navigator Securities Lending Portfolio I, 1.49%(d)	2,872,254	2,872,254

Total Registered Investment Companies		$10,272,436

Total Investment Securities — 101.5%
(Cost $152,154,979)		$185,130,207

Net Other Assets (Liabilities) — (1.5)%		(2,716,437)

Net Assets — 100.0%		$182,413,770

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $2,760,348.
(c)	Affiliated Fund.
(d)	The rate shown is the effective interest rate as of December 31, 2017.

ADR – American Depositary Receipt

plc – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 47

Diamond Hill Long-Short Fund
Schedule of Investments
December 31, 2017

	Shares	Fair Value
Common Stocks — 83.6%
Consumer Discretionary — 15.5%
BorgWarner, Inc. (a)	1,552,835	$79,334,340
Comcast Corp., Class A	2,547,940	102,044,997
Dollar General Corp. (a)	621,335	57,790,368
Goodyear Tire & Rubber Co. (The) (a)	1,593,475	51,485,177
Hanesbrands, Inc. (a)	2,724,340	56,965,949
Starbucks Corp. (a)	654,005	37,559,507
TEGNA, Inc. (a)	2,155,608	30,350,961
TJX Cos., Inc. (The) (a)	1,251,435	95,684,720
Twenty-First Century Fox, Inc., Class B	1,351,730	46,121,028
VF Corp. (a)	859,280	63,586,720
Walt Disney Co. (The) (a)	552,265	59,374,010
Whirlpool Corp. (a)	359,605	60,643,787
		740,941,564

Consumer Staples — 6.7%
Coty, Inc., Class A (a)	3,022,050	60,108,575
Kimberly-Clark Corp. (a)	575,295	69,415,095
Molson Coors Brewing Co., Class B (a)	1,233,105	101,200,927
Philip Morris International, Inc. (a)	847,825	89,572,711
		320,297,308

Energy — 2.5%
Cimarex Energy Co. (a)	963,614	117,570,544

Financials — 24.6%
BankUnited, Inc.	2,955,050	120,329,636
Berkshire Hathaway, Inc., Class B (a)(b)	460,360	91,252,559
Brighthouse Financial, Inc. (a)(b)	599,956	35,181,420
Capital One Financial Corp. (a)	453,450	45,154,551
Citigroup, Inc. (a)	2,477,994	184,387,534
Discover Financial Services (a)	1,632,955	125,606,899
First Republic Bank (a)	744,265	64,483,120
Franklin Resources, Inc. (a)	1,146,250	49,667,013
Hartford Financial Services Group, Inc. (The) (a)	414,482	23,327,047
JPMorgan Chase & Co. (a)	757,970	81,057,312
Loews Corp. (a)	1,691,172	84,609,335
MetLife, Inc. (a)	2,238,214	113,164,100
Morgan Stanley (a)	908,350	47,661,124
Popular, Inc. (a)	2,435,767	86,445,371
Wells Fargo & Co. (a)	350,012	21,235,228
		1,173,562,249

Health Care — 6.7%
Abbott Laboratories	2,385,625	136,147,619
Medtronic plc (a)	1,078,962	87,126,182
Pfizer, Inc.	2,604,750	94,344,045
		317,617,846

Industrials — 12.1%
Avis Budget Group, Inc. (a)(b)	268,760	11,793,189
Colfax Corp. (a)(b)	562,450	22,284,269
Deere & Co. (a)	212,600	33,274,026
Fastenal Co. (a)	710,499	38,857,190
Johnson Controls International plc (a)	2,267,260	86,405,279
Kirby Corp. (a)(b)	938,595	62,698,146
Parker-Hannifin Corp. (a)	207,560	41,424,825
United Continental Holdings, Inc. (a)(b)	2,436,025	164,188,085
United Technologies Corp. (a)	909,055	115,968,146
		576,893,155

Information Technology — 13.8%
Alphabet, Inc., Class A (b)	156,775	165,146,785
Apple, Inc. (a)	754,936	127,757,819
Cognizant Technology Solutions Corp., Class A (a)	1,124,340	79,850,627
Juniper Networks, Inc. (a)	2,807,795	80,022,158
Microsoft Corp.	1,431,199	122,424,762
Vantiv, Inc., Class A (a)(b)	1,126,005	82,817,668
		658,019,819

Materials — 1.7%
Axalta Coating Systems Ltd. (a)(b)	2,505,180	81,067,625

Total Common Stocks		$3,985,970,110

48 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Long-Short Fund
Schedule of Investments Sold Short
December 31, 2017

	Shares	Fair Value
Registered Investment Companies — 42.5%
Diamond Hill Short Duration Total Return Fund, Class Y(c)	8,255,302	$83,461,099
State Street Institutional Liquid Reserves Fund, Premier Class, 1.43%(d)	670,500,234	670,433,184
State Street Navigator Securities Lending Portfolio I, 1.49%(d)	1,272,963,558	1,272,963,558

Total Registered Investment Companies		$2,026,857,841

Total Investment Securities — 126.1%
(Cost $4,832,863,785)		$6,012,827,951

Segregated Cash With Custodian — 25.4%		1,212,532,828

Securities Sold Short — (24.6)%
(Proceeds $933,760,090)		(1,174,144,423)

Net Other Assets (Liabilities) — (26.9)%		(1,284,491,580)

Net Assets — 100.0%		$4,766,724,776

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $1,240,688,213.
(b)	Non-income producing security.
(c)	Affiliated Fund.
(d)	The rate shown is the effective interest rate as of December 31, 2017.

NV – Naamloze Vennootschap

plc – Public Limited Company

See accompanying Notes to Financial Statements.

Diamond Hill Long-Short Fund
Schedule of Investments (Continued)
December 31, 2017

	Shares	Fair Value
Common Stocks — 24.4%
Consumer Discretionary — 9.6%
Best Buy Co., Inc.	1,518,500	$103,971,695
Big Lots, Inc.	566,355	31,800,833
Children's Place, Inc. (The)	383,902	55,800,156
Grand Canyon Education, Inc.	837,305	74,963,917
Lithia Motors, Inc., Class A	321,280	36,494,195
McDonald's Corp.	333,170	57,345,220
Polaris Industries, Inc.	347,520	43,089,005
Wal-Mart Stores, Inc.	537,422	53,070,423
		456,535,444

Consumer Staples — 1.6%
Coca-Cola Co. (The)	748,330	34,333,380
Colgate-Palmolive Co.	130,015	9,809,632
Conagra Brands, Inc.	639,615	24,094,297
Lamb Weston Holdings, Inc.	164,548	9,288,735
		77,526,044

Energy — 1.5%
Core Laboratories NV	275,640	30,196,362
Helmerich & Payne, Inc.	610,345	39,452,701
		69,649,063

Financials — 3.7%
Bank of Hawaii Corp.	669,406	57,368,094
Cincinnati Financial Corp.	875,840	65,661,725
First American Financial Corp.	381,475	21,377,859
Selective Insurance Group, Inc.	553,594	32,495,968
		176,903,646

Health Care — 2.5%
AbbVie, Inc.	182,100	17,610,891
IDEXX Laboratories, Inc.	43,865	6,859,609
Merck & Co., Inc.	799,465	44,985,896
Varian Medical Systems, Inc.	440,995	49,016,594
		118,472,990

Industrials — 1.5%
Boeing Co. (The)	80,900	23,858,219
Cintas Corp.	110,195	17,171,687
W.W. Grainger, Inc.	121,035	28,594,519
		69,624,425

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 49

Diamond Hill Long-Short Fund
Schedule of Investments Sold Short (Continued)
December 31, 2017

	Shares	Fair Value
Common Stocks — 24.4% continued
Information Technology — 2.4%
Arista Networks, Inc.	173,415	$40,853,106
Cree, Inc.	869,330	32,286,916
Stamps.com, Inc.	142,309	26,754,092
Western Union Co. (The)	875,315	16,639,738
		116,533,852

Utilities — 1.6%
Consolidated Edison, Inc.	929,480	78,959,326

Total Common Stocks		$1,164,204,790

Registered Investment Companies — 0.2%
Industrials — 0.2%
Industrial Select Sector SPDR Fund (The)	131,355	$9,939,633

Total Securities Sold Short — 24.6%
(Proceeds $933,760,090)		$1,174,144,423

Percentages disclosed are based on total net assets of the Fund at December 31, 2017.

NV – Naamloze Vennootschap

SPDR – Standard & Poor's Depositary Receipt

See accompanying Notes to Financial Statements.

Diamond Hill Research
Opportunities Fund
Schedule of Investments
December 31, 2017

	Shares	Fair Value
Common Stocks — 102.3%
Consumer Discretionary — 23.1%
Aptiv plc	3,150	$267,215
BorgWarner, Inc.	5,200	265,668
Charter Communications, Inc., Class A (a)(b)	3,572	1,200,049
Delphi Technologies plc (b)	2,420	126,977
Dollar General Corp.	1,080	100,451
Fiat Chrysler Automobiles NV	37,550	669,892
Ford Motor Co. (a)	14,500	181,105
Hanesbrands, Inc. (a)	30,900	646,119
Liberty Global plc, Class A (b)	27,325	979,328
NVR, Inc. (b)	600	2,104,932
Red Rock Resorts, Inc., Class A (a)	115,693	3,903,482
Starbucks Corp. (a)	13,045	749,174
TJX Cos., Inc. (The)	1,626	124,324
Vail Resorts, Inc. (a)	16,700	3,548,249
VF Corp. (a)	14,679	1,086,246
		15,953,211

Consumer Staples — 2.4%
B&G Foods, Inc. (a)	19,265	677,165
Post Holdings, Inc. (a)(b)	10,000	792,300
TreeHouse Foods, Inc. (a)(b)	4,600	227,516
		1,696,981

Energy — 0.7%
Cimarex Energy Co.	2,570	313,566
Linn Energy, Inc. (b)	4,863	195,736
		509,302

Financials — 19.4%
Atlas Financial Holdings, Inc. (b)	31,180	640,749
Bank of New York Mellon Corp. (The) (a)	19,805	1,066,697
BankUnited, Inc.	21,000	855,120
Berkshire Hathaway, Inc., Class B (b)	1,981	392,674
Brighthouse Financial, Inc. (b)	12,966	760,326
Credit Suisse Group (SW)	53,460	953,615

50 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund
Schedule of Investments (Continued)
December 31, 2017

	Shares	Fair Value
Common Stocks — 102.3% continued
Financials — 19.4% continued
Discover Financial Services	23,385	$1,798,774
Franklin Resources, Inc.	14,810	641,717
Julius Baer Group Ltd. (SW)	16,075	983,141
MetLife, Inc.	23,368	1,181,486
Nationstar Mortgage Holdings, Inc. (b)	126,337	2,337,235
Popular, Inc.	20,930	742,806
SVB Financial Group (a)(b)	4,220	986,509
		13,340,849

Health Care — 14.7%
Acorda Therapeutics, Inc. (a)(b)	18,702	401,158
Aetna, Inc.	3,365	607,012
Allergan plc (a)	4,060	664,135
BioScrip, Inc. (a)(b)	468,846	1,364,342
Endo International plc (a)(b)	152,997	1,185,727
Express Scripts Holding Co. (a)(b)	2,725	203,394
Gilead Sciences, Inc.	7,692	551,055
GlaxoSmithKline plc - ADR	68,514	2,430,192
McKesson Corp.	1,525	237,824
Medtronic plc	7,230	583,823
Mylan NV (a)(b)	16,930	716,308
Thermo Fisher Scientific, Inc. (a)	2,377	451,345
Valeant Pharmaceuticals International, Inc. (b)	34,500	716,910
		10,113,225

Industrials — 19.2%
Aircastle Ltd.	17,800	416,342
Fastenal Co. (a)	3,304	180,696
Honeywell International, Inc.	1,800	276,048
Howden Joinery Group plc (GB)	115,000	723,858
Hub Group, Inc., Class A (b)	58,548	2,804,449
Johnson Controls International plc (a)	8,111	309,110
Kirby Corp. (a)(b)	11,000	734,800
Sensata Technologies Holding NV (a)(b)	30,905	1,579,555
SPX FLOW, Inc. (b)	4,536	215,687
United Continental Holdings, Inc. (b)	48,800	3,289,120
United Technologies Corp.	2,800	357,196
Verisk Analytics, Inc. (a)(b)	22,111	2,122,656
WESCO International, Inc. (b)	2,880	196,272
		13,205,789

Information Technology — 14.3%
Alphabet, Inc., Class A (b)	1,251	1,317,803
Avnet, Inc. (a)	21,914	868,233
Baidu.com, Inc. - ADR (b)	3,179	744,554
Cognizant Technology Solutions Corp., Class A	35,960	2,553,879
First Data Corp., Class A (b)	29,760	497,290
Juniper Networks, Inc.	30,112	858,192
Microsoft Corp.	17,810	1,523,467
Versum Materials, Inc.	4,000	151,400
WNS Holdings Ltd. - ADR (b)	32,915	1,320,879
		9,835,697

Materials — 2.8%
Axalta Coating Systems Ltd. (a)(b)	52,879	1,711,164
Fuchs Petrolub SE (GE)	4,000	193,346
		1,904,510

Real Estate — 3.3%
American Campus Communities, Inc.	8,577	351,914
CubeSmart REIT	8,607	248,914
iStar, Inc. REIT (b)	114,602	1,295,003
Public Storage REIT	956	199,804
Tanger Factory Outlet Centers, Inc. REIT	7,607	201,662
		2,297,297

Telecommunication Services — 2.4%
BT Group plc - ADR	43,784	797,744
Cincinnati Bell, Inc. (a)(b)	40,601	846,531
		1,644,275

Total Common Stocks		$70,501,136

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 51

Diamond Hill Research Opportunities Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 1.0%
Energy — 1.0%
Welltec A/S (c)	9.500%	12/01/22	$700,000	$703,500
Total Corporate Bonds				$703,500

	Shares	Fair Value
Registered Investment Companies — 24.9%
State Street Navigator Securities Lending Portfolio I, 1.49%(d)	17,119,913	$17,119,913

Total Investment Securities — 128.2%
(Cost $77,262,544)		$88,324,549

Segregated Cash With Custodian — 18.2%		12,555,367

Securities Sold Short — (18.6)%
(Proceeds $9,842,266)		(12,817,135)

Net Other Assets (Liabilities) — (27.8)%		(19,177,700)

Net Assets — 100.0%		$68,885,081

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $16,654,844.
(b)	Non-income producing security.
(c)	Restricted securities not registered under the Securities Act of 1933. The total fair value of these securities as of December 31, 2017 was $703,500, representing 1.0% of net assets.
(d)	The rate shown is the effective interest rate as of December 31, 2017.

ADR – American Depositary Receipt

GB – British Security

GE – German Security

NV – Naamloze Vennootschap

plc – Public Limited Company

REIT – Real Estate Investment Trust

SE – Societas Europaea

SW – Swiss Security

See accompanying Notes to Financial Statements.

52 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund
Schedule of Investments Sold Short
December 31, 2017

	Shares	Fair Value
Common Stocks — 18.6%
Consumer Discretionary — 6.0%
Best Buy Co., Inc.	15,765	$1,079,430
Big Lots, Inc.	1,700	95,455
Children's Place, Inc. (The)	3,723	541,138
Grand Canyon Education, Inc.	9,976	893,151
Lithia Motors, Inc., Class A	3,138	356,445
Polaris Industries, Inc.	7,637	946,912
Wal-Mart Stores, Inc.	2,100	207,375
		4,119,906

Energy — 0.9%
Core Laboratories NV	1,385	151,727
Helmerich & Payne, Inc.	4,620	298,637
RPC, Inc.	7,125	181,901
		632,265

Financials — 3.4%
Bank of Hawaii Corp.	5,290	453,353
Cincinnati Financial Corp.	9,016	675,930
First American Financial Corp.	5,654	316,850
Selective Insurance Group, Inc.	5,153	302,481
Westamerica Bancorp.	10,498	625,156
		2,373,770

Health Care — 2.4%
AbbVie, Inc.	5,758	556,856
Bioverativ, Inc.	4,146	223,552
Healthsouth Corp.	3,785	187,017
IDEXX Laboratories, Inc.	550	86,009
Merck & Co., Inc.	5,651	317,982
Varian Medical Systems, Inc.	2,600	288,990
		1,660,406

Industrials — 1.5%
Boeing Co. (The)	1,915	564,753
Cintas Corp.	1,670	260,236
W.W. Grainger, Inc.	923	218,059
		1,043,048

Information Technology — 3.2%
Cree, Inc.	21,719	806,644
NETGEAR, Inc.	6,825	400,969
Stamps.com, Inc.	1,582	297,416
Western Union Co. (The)	37,764	717,894
		2,222,923

Real Estate — 0.2%
EastGroup Properties, Inc.	1,130	99,869

Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.	6,090	275,877

Utilities — 0.6%
Consolidated Edison, Inc.	4,580	389,071

Total Securities Sold Short — 18.6%
(Proceeds $9,842,266)		$12,817,135

Percentages disclosed are based on total net assets of the Fund at December 31, 2017.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 53

Diamond Hill Financial Long-Short Fund
Schedule of Investments
December 31, 2017

	Shares	Fair Value
Common Stocks — 91.3%
Banks, Thrifts & Mortgage Finance — 34.1%
BankUnited, Inc.	36,215	$1,474,675
BOK Financial Corp.	6,155	568,230
Bridge Bancorp, Inc.	17,480	611,800
Citigroup, Inc.	17,975	1,337,520
First Horizon National Corp. (a)	17,045	340,730
First of Long Island Corp. (The)	16,660	474,810
First Republic Bank (a)	9,650	836,076
JPMorgan Chase & Co. (a)	7,010	749,649
Nationstar Mortgage Holdings, Inc. (b)	107,375	1,986,437
Popular, Inc.	24,685	876,071
State Bank Financial Corp.	16,755	499,969
Sterling Bancorp (a)	27,393	673,868
SVB Financial Group (a)(b)	6,365	1,487,946
		11,917,781

Capital Markets — 10.4%
Bank of New York Mellon Corp. (The) (a)	14,320	771,275
Credit Suisse Group AG - ADR	53,110	948,013
Franklin Resources, Inc. (a)	27,660	1,198,508
Morgan Stanley (a)	13,685	718,052
		3,635,848

Consumer Financial Services — 7.4%
Capital One Financial Corp. (a)	7,300	726,934
Discover Financial Services (a)	24,115	1,854,926
		2,581,860

Diversified Financial Services — 5.3%
Berkshire Hathaway, Inc., Class B (a)(b)	9,310	1,845,428

Insurance — 19.1%
Atlas Financial Holdings, Inc. (b)	36,490	749,869
Brighthouse Financial, Inc. (a)(b)	11,115	651,784
Enstar Group Ltd. (a)(b)	2,500	501,875
Hartford Financial Services Group, Inc. (The) (a)	9,400	529,032
Loews Corp. (a)	29,040	1,452,871
MetLife, Inc. (a)	27,075	1,368,912
Validus Holdings Ltd.	22,215	1,042,328
Willis Towers Watson plc (a)	2,633	396,767
		6,693,438

IT Services — 1.2%
Vantiv, Inc., Class A (a)(b)	5,755	423,280

REITS & Real Estate Management — 13.8%
American Campus Communities, Inc. REIT	15,305	627,964
Colony NorthStar, Inc. REIT, Class A (a)	44,146	503,706
CubeSmart REIT (a)	33,460	967,663
Essex Property Trust, Inc. REIT (a)	650	156,890
iStar, Inc. REIT (a)(b)	125,578	1,419,031
Jones Lang LaSalle, Inc.	1,653	246,181
Public Storage REIT (a)	2,045	427,405
Tanger Factory Outlet Centers, Inc. REIT	18,050	478,505
		4,827,345

Total Common Stocks		$31,924,980

Registered Investment Companies — 33.3%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.43%(c)	2,933,428	2,933,135
State Street Navigator Securities Lending Portfolio I, 1.49%(c)	8,709,919	8,709,919

Total Registered Investment Companies		$11,643,054

54 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Financial
Long-Short Fund
Schedule of Investments (Continued)
December 31, 2017

	Shares	Fair Value
Total Investment Securities — 124.6%
(Cost $38,410,841)		$43,568,034

Segregated Cash With Custodian — 13.1%		4,591,593

Securities Sold Short — (12.8)%
(Proceeds $3,220,871)		(4,468,899)

Net Other Assets (Liabilities) — (24.9)%		(8,696,578)

Net Assets — 100.0%		$34,994,150

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $8,461,616.
(b)	Non-income producing security.
(c)	The rate shown is the effective interest rate as of December 31, 2017.

ADR – American Depositary Receipt

plc – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Financial
Long-Short Fund
Schedule of Investments Sold Short
December 31, 2017

	Shares	Fair Value
Common Stocks — 12.8%
Banks, Thrifts & Mortgage Finance — 4.3%
Bank of Hawaii Corp.	6,225	$533,483
Washington Federal, Inc.	6,330	216,803
Westamerica Bancorp.	12,895	767,897
		1,518,183

Insurance — 7.0%
Cincinnati Financial Corp.	9,960	746,701
First American Financial Corp.	6,860	384,434
Hanover Insurance Group, Inc. (The)	1,710	184,817
Mercury General Corp.	5,400	288,576
Selective Insurance Group, Inc.	14,420	846,454
		2,450,982

IT Services — 1.0%
Western Union Co. (The)	18,245	346,837

REITS & Real Estate Management — 0.5%
EastGroup Properties, Inc.	1,730	152,897

Total Securities Sold Short — 12.8%
(Proceeds $3,220,871)		$4,468,899

Percentages disclosed are based on total net assets of the Fund at December 31, 2017.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 55

Diamond Hill Short Duration Total Return Fund
Schedule of Investments
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Corporate Credit — 9.5%
Banking — 5.6%
ABN AMRO Bank NV (a)	2.100%	01/18/19	$500,000	$499,346
Bank of America Corp.	6.875%	04/25/18	140,000	142,139
Bank of Montreal	1.350%	08/28/18	425,000	423,640
Bank of Nova Scotia	1.650%	06/14/19	35,000	34,723
Canadian Imperial Bank	1.600%	09/06/19	425,000	420,576
Capital One Financial Corp.	2.500%	05/12/20	500,000	499,343
Capital One North America	1.850%	09/13/19	500,000	495,126
Citigroup, Inc.	2.350%	08/02/21	500,000	494,498
Citigroup, Inc.	2.900%	12/08/21	750,000	754,852
Danske Bank A/S (a)	1.650%	09/06/19	500,000	494,810
DBS Group Holdings Ltd. (3MO LIBOR + 49) (a)(b)	2.012%	06/08/20	1,500,000	1,503,015
Fifth Third Bank (3MO LIBOR + 59) (b)	2.264%	09/27/19	500,000	503,165
Goldman Sachs Group, Inc.	2.300%	12/13/19	225,000	224,828
Goldman Sachs Group, Inc.	2.600%	12/27/20	1,000,000	999,813
Goldman Sachs Group, Inc. (3MO LIBOR + 111) (b)	2.480%	04/26/22	450,000	455,234
Huntington National Bank (3MO LIBOR + 51) (b)	2.046%	03/10/20	1,000,000	1,004,666
JPMorgan Chase & Co.	2.250%	01/23/20	50,000	49,964
JPMorgan Chase & Co.	2.550%	10/29/20	1,000,000	1,002,869
JPMorgan Chase & Co. (3MO LIBOR + 100) (b)	2.359%	01/15/23	400,000	405,382
Key Banc NA	1.600%	08/22/19	750,000	741,729
Mizuho Financial Group	2.273%	09/13/21	500,000	490,822
Morgan Stanley	2.650%	01/27/20	486,000	488,168
Morgan Stanley (3MO LIBOR + 118) (b)	2.542%	01/20/22	1,000,000	1,016,542
National Australia Bank, New York	2.250%	01/10/20	500,000	499,475
Nordea Bank AB (3MO LIBOR + 62) (a)(b)	2.313%	09/30/19	250,000	251,779
PNC Bank NA	6.875%	04/01/18	1,000,000	1,012,039
Popular, Inc.	7.000%	07/01/19	100,000	104,000
Rabobank Nederland NY	2.250%	01/14/20	300,000	299,680
Royal Bank of Canada (c)	1.500%	07/29/19	220,000	217,464
Skandinaviska Enskilda Banken AB	1.500%	09/13/19	500,000	493,543
Svenska Handelsbanken AB (c)	1.500%	09/06/19	500,000	494,023
Toronto-Dominion Bank	1.450%	09/06/18	450,000	448,380
Toronto-Dominion Bank	1.450%	08/13/19	20,000	19,765
Westpac Banking Corp.	1.600%	08/19/19	425,000	420,542
				17,405,940

Basic Industry — 0.1%
E.I. du Pont de Nemours & Co. (c)	2.200%	05/01/20	425,000	424,599

Capital Goods — 0.0% (d)
NCI Building Systems, Inc. (a)	8.250%	01/15/23	100,000	106,000

Communications — 0.3%
American Tower Corp.	2.250%	01/15/22	250,000	243,462
Cogent Communications, Inc. (a)	5.375%	03/01/22	25,000	26,250
Crown Castle International Corp.	2.250%	09/01/21	425,000	417,786
Deutsche Telekom International Finance (a)	1.500%	09/19/19	200,000	197,077
				884,575

Consumer Cyclical — 1.2%
BMW U.S. Capital LLC (a)	1.450%	09/13/19	225,000	222,554
CCM Merger, Inc. (a)	6.000%	03/15/22	200,000	205,250
Century Communities, Inc.	6.875%	05/15/22	75,000	78,750
Cimpress NV (a)	7.000%	04/01/22	300,000	309,000

56 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Corporate Credit — 9.5% continued
Consumer Cyclical — 1.2% continued
Daimler Finance NA LLC (a)	1.750%	10/30/19	$350,000	$345,740
Ford Motor Credit Co. LLC	1.897%	08/12/19	500,000	496,186
Ford Motor Credit Co. LLC (c)	2.681%	01/09/20	200,000	200,472
General Motors Financial Co. (c)	2.350%	10/04/19	1,000,000	996,950
General Motors Financial Co.	3.200%	07/06/21	25,000	25,242
Nissan Motor Acceptance Corp. (a)	1.550%	09/13/19	425,000	419,654
Toyota Motor Credit Corp.	1.950%	04/17/20	425,000	423,263
				3,723,061

Consumer Non-Cyclical — 0.3%
Amgen, Inc. (c)	2.650%	05/11/22	860,000	857,579
Mondelēz International, Inc. (a)(c)	1.625%	10/28/19	250,000	246,364
				1,103,943

Electric — 0.3%
NextEra Energy, Inc.	1.649%	09/01/18	215,000	214,378
Sempra Energy	1.625%	10/07/19	370,000	365,349
Southern Power Co.	1.950%	12/15/19	250,000	247,915
				827,642

Energy — 0.2%
Energen Corp.	4.625%	09/01/21	125,000	126,563
Sinopec Group Overseas Development Ltd. (a)	1.750%	09/29/19	500,000	491,898
Welltec A/S (a)	9.500%	12/01/22	200,000	201,000
				819,461

Finance Companies — 0.5%
Alliance Data Systems Corp. (a)	6.375%	04/01/20	200,000	201,490
American Express Credit Corp.	1.700%	10/30/19	900,000	890,608
IBCIL Finance Co. Ltd. (a)	2.125%	09/29/19	200,000	196,807
Nationstar Mortgage/Capital Corp.	9.625%	05/01/19	123,000	126,536
Nationstar Mortgage/Capital Corp.	6.500%	06/01/22	100,000	101,000
				1,516,441
Insurance — 0.8%
Jackson National Life Global Funding (a)	2.100%	10/25/21	200,000	196,211
Met Life Global Funding I (3MO LIBOR + 40) (a)(b)	1.948%	06/12/20	1,000,000	1,004,103
New York Life Global Funding (a)	1.500%	10/24/19	500,000	493,323
Pricoa Global Funding I (a)	1.450%	09/13/19	350,000	344,538
Principal Life Global Funding II (a)	2.375%	11/21/21	400,000	396,991
				2,435,166

REITS — 0.1%
Crescent Communities, Inc. (a)	8.875%	10/15/21	190,000	201,400

Transportation — 0.1%
Continental Airlines Pass-Through Trust, Series 2012-1, Class B	6.250%	10/11/21	95,185	99,773
United Airlines Pass-Through Trust, Series 2007-1, Class A	6.636%	07/02/22	140,786	152,020
United Airlines Pass-Through Trust, Series 2013-1, Class B	5.375%	02/15/23	65,274	68,375
				320,168

Total Corporate Credit				$29,768,396

Securitized — 84.7%
ABS-Other — 15.7%
Access Point Financial, Series 2017-A, Class C (a)	5.820%	04/15/29	4,750,000	4,718,885
Access Point Financial, Series 2017-A, Class D (a)	6.000%	04/15/29	5,000,000	4,723,724
Gold Key Resorts LLC, Series 2014-A, Class A (a)	3.220%	03/17/31	307,128	305,860
Hero Funding Trust, Series 2016-3B, Class B (a)	5.240%	09/20/42	664,150	672,856

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 57

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 84.7% continued
ABS-Other — 15.7% continued
Hero Funding Trust, Series 2016-1R, Class A1 (a)	4.500%	09/21/42	$1,380,549	$1,373,646
Hero Funding Trust, Series 2016-4B, Class B (a)	4.990%	09/20/47	1,704,726	1,706,889
MarketPlace Loan Trust, Series 2016-BS1, Class A (a)	4.500%	01/15/21	945,612	945,307
Mosaic Solar Loans LLC, Series 2017-2A, Class A (a)	3.820%	09/20/42	1,442,294	1,447,599
Mosaic Solar Loans LLC, Series 2017-2A, Class B (a)	4.770%	09/20/42	1,000,000	1,008,973
Nationstar HECM Loan Trust, Series 2016-3A, Class A (a)	2.012%	08/25/26	420,538	420,420
Nationstar HECM Loan Trust, Series 2016-3A, Class M1 (a)	3.147%	08/25/26	2,230,000	2,230,424
Nationstar HECM Loan Trust, Series 2016-3A, Class M2 (a)	5.682%	08/25/26	350,000	351,418
New Residential Advance Receivables Trust, Series 2016-T2, Class DT2 (a)	4.005%	10/15/49	1,354,000	1,343,975
New Residential Advance Receivables Trust, Series 2016-T2, Class ET2 (a)	5.573%	10/15/49	1,000,000	1,000,054
New Residential Advance Receivables Trust, Series 2016-T4, Class ET4 (a)	6.250%	12/15/50	2,500,000	2,499,390
New Residential Advance Receivables Trust, Series 2017-T1, Class ET1 (a)	5.815%	02/15/51	2,845,000	2,830,374
Ocwen Master Advance Receivables Trust, Series 2016-T1, Class AT1 (a)	2.520%	08/17/48	2,000,000	1,999,595
Ocwen Master Advance Receivables Trust, Series 2016-T1, Class DT1 (a)	4.246%	08/17/48	1,900,000	1,915,266
Ocwen Master Advance Receivables Trust, Series 2017-T1, Class DT1 (a)	3.535%	09/15/48	3,150,000	3,149,639
Ocwen Master Advance Receivables Trust, Series 2016-T2, Class DT2 (a)	4.445%	08/16/49	1,000,000	1,001,484
OnDeck Asset Securitization Trust, Series 2016-1A, Class A (a)	4.210%	05/17/20	4,662,000	4,680,304
PNMAC GMSR Issuer Trust, Series 2017-GT2, Class A (1MO LIBOR + 400) (a)(b)	5.552%	08/25/23	1,500,000	1,502,766
PNMAC GMSR Issuer Trust, Series 2017-GT1, Class A (1MO LIBOR + 475) (a)(b)	6.302%	02/25/50	2,000,000	2,050,374
Renew Financial LLC, Series 2017-1A, Class B (a)	5.750%	09/20/52	1,684,620	1,715,021

58 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 84.7% continued
ABS-Other — 15.7% continued
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class CT2 (a)	3.590%	11/15/49	$650,000	$636,905
TES LLC, Series 2017-1A, Class B (a)	7.740%	10/20/47	2,000,000	2,020,000
Westgate Resorts, Series 2016-1A, Class A (a)	3.500%	12/20/28	757,628	761,816
				49,012,964

Agency CMBS — 0.3%
FNMA, Pool FN AE0834 (b)	3.977%	01/01/21	234,733	244,219
FNMA, Pool FN 464279	4.300%	07/01/21	761,052	776,225
				1,020,444

Agency MBS CMO — 2.1%
FHLMC, Series 3994, Class EI	3.000%	02/15/22	2,610,428	102,935
FHLMC, Series 3874, Class KI	4.500%	08/15/25	2,032,928	116,065
FHLMC, Series 3946, Class SB (1MO LIBOR + 675) (b)	5.272%	10/15/26	519,094	59,380
FHLMC, Series 2814, Class PH	6.000%	06/15/34	350,853	392,545
FNMA, Series 1994-4, Class ZC	6.500%	01/25/24	60,370	65,594
FNMA, Series 2011-75, Class MI	3.500%	08/25/26	1,000,994	93,549
FNMA, Series 2012-3, Class EA	3.500%	10/25/29	247,618	251,944
FNMA, Series 2002-86, Class PG	6.000%	12/25/32	368,524	412,702
FNMA, Series 348, Class 11	6.000%	01/25/34	1,312,946	290,948
FNMA, Series 2003-131, Class CH	5.500%	01/25/34	124,141	138,138
FNMA, Series 2006-9, Class KZ	6.000%	03/25/36	314,784	353,273
FNMA, Series 2007-B1, Class ZA	5.500%	04/25/37	147,801	162,410
FNMA, Series 2007-39, Class NB	4.250%	05/25/37	436,088	463,067
FNMA, Series 2011-46, Class MB	4.000%	06/25/37	172,711	173,475
FNMA, Series 2010-44, Class CS (1MO LIBOR + 655) (b)	4.997%	05/25/40	1,460,198	180,618
FNMA, Series 2011-14, Class PI	5.000%	06/25/40	955,719	93,049
FNMA, Series 2010-71, Class HJ	5.500%	07/25/40	873,264	966,096
FNMA, Series 2014-45, Class IO	4.000%	08/25/44	1,848,133	324,922
GNMA, Series 2011-18, Class NA	4.000%	05/20/39	44,737	45,326
GNMA, Series BC-H066, Class DI (b)	3.090%	05/31/64	33,946,860	1,174,103
GNMA, Series 2016-H11, Class FD (12MO LIBOR + 40) (b)	2.201%	05/20/66	136,464	137,702
GNMA, Series 2017-H22, Class ID	3.224%	11/20/67	11,765,916	330,156
Vendee Mortgage Trust, Series 1995-3, Class 1Z	7.250%	09/15/25	157,776	176,249
				6,504,246

Agency MBS Passthrough — 0.4%
FHLMC, Pool FG G60257	5.500%	06/01/41	1,194,324	1,318,941
FNMA, Pool FN 725146	6.500%	07/01/19	32,185	32,608
				1,351,549

Auto Loan — 24.0%
American Credit Acceptance Receivables Trust, Series 2014-4, Class C (a)	4.250%	10/12/20	629,864	632,330

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 59

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 84.7% continued
Auto Loan — 24.0% continued
American Credit Acceptance Receivables Trust, Series 2015-2, Class B (a)	2.970%	05/12/21	$370,943	$371,471
American Credit Acceptance Receivables Trust, Series 2016-3, Class C (a)	4.260%	08/12/22	246,000	248,401
Bank of the West Auto Trust, Series 2017-1, Class D (a)	3.210%	04/15/25	2,600,000	2,575,641
California Republic Auto Receivables Trust, Series 2015-4, Class C (a)	4.230%	09/15/22	85,000	85,744
CarFinance Capital LLC, Series 2014-2A, Class A (a)	1.440%	11/16/20	65,576	65,519
CarMax Auto Owner Trust, Series 2017-3, Class D	3.460%	10/16/23	2,000,000	1,998,067
CIG Auto Receivables Trust, Series 2017-1A, Class C (a)	5.330%	12/16/24	1,600,000	1,593,329
CPS Auto Trust, Series 2013-D, Class D (a)	5.540%	11/15/19	1,900,000	1,934,319
CPS Auto Trust, Series 2016-C, Class A (a)	1.620%	01/15/20	27,789	27,752
CPS Auto Trust, Series 2016-C, Class C (a)	3.270%	06/15/22	100,000	100,241
CPS Auto Trust, Series 2017-C, Class D (a)	3.790%	06/15/23	3,000,000	2,994,815
CPS Auto Trust, Series 2017-D, Class D (a)	3.730%	09/15/23	3,400,000	3,374,635
CPS Auto Trust, Series 2017-A, Class E (a)	7.070%	04/15/24	4,250,000	4,491,011
Drive Auto Receivables Trust, Series 2015-BA, Class C (a)	2.760%	07/15/21	204,264	204,927
Drive Auto Receivables Trust, Series 2017-3, Class D (a)	3.530%	12/15/23	4,900,000	4,914,168
DT Auto Owner Trust, Series 2016-1A, Class B (a)	2.790%	05/15/20	65,371	65,391
Exeter Automobile Receivables Trust, Series 2014-3A, Class B (a)	2.770%	11/15/19	128,265	128,325
Exeter Automobile Receivables Trust, Series 2017-3A, Class C (a)	3.680%	07/17/23	2,850,000	2,847,424
Exeter Automobile Receivables Trust, Series 2017-2A, Class D (a)	6.390%	02/15/24	1,000,000	1,039,172
First Investors Auto Owner Trust, Series 2017-2A, Class E (a)	5.480%	10/15/24	1,250,000	1,269,983
Flagship Credit Auto Trust, Series 2014-1, Class E (a)	5.710%	08/16/21	1,000,000	1,020,709
Flagship Credit Auto Trust, Series 2017-3, Class D (a)	3.730%	09/15/23	4,850,000	4,850,856
FourSight Capital Automobile Receivables Trust, Series 2017-1, Class D (a)	5.280%	08/15/24	1,700,000	1,686,865
GLS Auto Receivables Trust, Series 2015-1A, Class A (a)	2.250%	12/15/20	76,314	76,272

60 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 84.7% continued
Auto Loan — 24.0% continued
GLS Auto Receivables Trust, Series 2016-1A, Class C (a)	6.900%	10/15/21	$1,900,000	$2,007,367
GM Financial Automobile Leasing Trust, Series 2016-3, Class C	2.380%	05/20/20	1,000,000	992,675
GM Financial Automobile Leasing Trust, Series 2017-3, Class C	2.730%	09/20/21	1,900,000	1,880,944
GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A2 (1MO LIBOR + 43) (a)(b)	1.907%	07/15/22	5,000,000	5,017,547
GO Financial Auto Securitization Trust, Series 2015-2, Class B (a)	4.800%	08/17/20	346,438	348,310
Hertz Fleet Lease Funding LP, Series 2017-1, Class E (a)	5.800%	04/10/31	900,000	891,096
Honor Automobile Trust Securitization, Series 2016-1A, Class A (a)	2.940%	11/15/19	473,764	475,123
Honor Automobile Trust Securitization, Series 2016-1A, Class C (a)	8.050%	11/15/22	900,000	923,006
Navistar Financial Dealer Master Trust, Series 2016-1, Class B (1MO LIBOR + 175) (a)(b)	3.302%	09/27/21	1,040,000	1,045,865
Navistar Financial Dealer Master Trust, Series 2016-1, Class D (1MO LIBOR + 330) (a)(b)	4.852%	09/27/21	570,000	570,808
Nextgear Floorplan Master Owner Trust, Series 2017-2A, Class A1 (1MO LIBOR + 68) (a)(b)	2.157%	10/17/22	2,500,000	2,504,456
Nissan Auto Lease Trust, Series 2017-B, Class A4	2.170%	12/15/21	1,000,000	995,934
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class Class E (a)	4.740%	11/14/25	2,000,000	1,995,104
OSCAR US Funding Trust, Series 2017-2A, Class A2B (1MO LIBOR + 65) (a)(b)	2.081%	11/10/20	1,000,000	1,000,151
Prestige Auto Receivables Trust, Series 2015-1, Class D (a)	3.050%	04/15/21	100,000	100,019
Prestige Auto Receivables Trust, Series 2017-1A, Class D (a)	3.610%	10/16/23	3,600,000	3,585,722
Santander Retail Auto Lease Trust, Series 2017-A, Class A4 (a)	2.370%	01/20/22	1,900,000	1,891,591
Santander Retail Auto Lease Trust, Series 2017-A, Class C (a)	2.960%	11/21/22	1,650,000	1,648,611
Securitized Term Auto Receivables Trust, Series 2017-2A, Class A4 (a)	2.289%	03/25/22	4,000,000	3,966,231
United Auto Credit Securitization Trust, Series 2016-2, Class D (a)	3.580%	12/10/21	500,000	497,933
United Auto Credit Securitization Trust, Series 2017-1, Class E (a)	5.090%	03/10/23	2,350,000	2,332,810

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 61

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 84.7% continued
Auto Loan — 24.0% continued
Veros Auto Receivables Trust, Series 2017-1, Class A (a)	2.840%	04/17/23	$1,745,555	$1,742,197
				75,010,867

Consumer — 20.7%
AMPLIT Trust, Series 2015-A, Class B (a)	6.750%	09/15/21	482,043	484,523
Arcadia Receivables Credit Trust, Series 2017-1, Class A (a)	3.250%	06/15/23	991,202	994,344
Arcadia Receivables Credit Trust, Series 2017-1, Class B (a)	5.500%	06/15/23	3,900,000	3,970,368
Avant Loans Funding Trust, Series 2017-B, Class B (a)	3.380%	04/15/21	3,750,000	3,755,320
Avant Loans Funding Trust, Series 2015-A, Class B (a)	6.000%	08/16/21	193,567	193,907
Avant Loans Funding Trust, Series 2015-A, Class C (a)	7.750%	08/16/21	609,644	618,974
Citi Held for Asset Issuance, Series 2015-PM2, Class B (a)	4.000%	03/15/22	949,168	950,927
Citi Held for Asset Issuance, Series 2016-MF1, Class C (a)	10.390%	08/15/22	225,000	239,985
Consumer Installment Loan Trust, Series 2016-LD1, Class A (a)	3.960%	07/15/22	662,005	663,588
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class A (a)	2.420%	09/15/23	1,639,386	1,638,540
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class B (a)	3.560%	09/15/23	3,000,000	3,006,959
Consumer Loan Underlying Bond Credit Trust, Series 17-NP2, Class B (a)(b)	3.500%	01/16/24	800,000	799,926
Consumer Loan Underlying Bond Credit Trust, Series 17-NP2, Class C (a)(b)	4.870%	01/16/24	2,000,000	1,999,722
LendingClub Issuance Trust, Series 2016-NP1, Class B (a)	6.500%	06/15/22	835,000	851,644
Lendmark Funding Trust, Series 2017-1A, Class B (a)	3.770%	01/22/24	400,000	401,915
Lendmark Funding Trust, Series 2017-1A, Class C (a)	5.410%	01/22/24	2,300,000	2,361,955
Lendmark Funding Trust, Series 2016-2A, Class C (a)	6.640%	04/21/25	2,900,000	2,975,224
Mariner Finance Issuance Trust, Series 2017-AA, Class B (a)	4.740%	02/20/29	400,000	405,927
Mariner Finance Issuance Trust, Series 2017-AA, Class C (a)	6.730%	02/20/29	1,750,000	1,791,149
Mariner Finance Issuance Trust, Series 2017-BA, Class C (a)	4.570%	12/20/29	10,150,000	10,123,629
MarketPlace Loan Trust, Series 2015-AV2, Class A (a)	4.000%	10/15/21	284,598	285,123
MarketPlace Loan Trust, Series 2015-AV2, Class B (a)	5.750%	10/15/21	482,279	486,628
MarketPlace Loan Trust, Series 2015-AV2, Class C (a)	7.500%	10/15/21	2,073,802	2,123,892

62 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 84.7% continued
Consumer — 20.7% continued
Marlette Funding Trust, Series 2016-1A, Class A (a)	3.060%	01/17/23	$44,132	$44,214
Marlette Funding Trust, Series 2016-1A, Class B (a)	4.780%	01/17/23	100,000	101,696
Marlette Funding Trust, Series 2017-1A, Class B (a)	4.114%	03/15/24	3,100,000	3,146,979
Marlette Funding Trust, Series 2017-2A, Class B (a)	3.190%	07/15/24	1,400,000	1,403,207
Murray Hill MarketPlace Trust, Series 2016-LC1, Class B (a)	6.150%	11/25/22	1,250,000	1,269,081
OneMain Financial Issuance Trust, Series 2014-2A, Class B (a)	3.020%	09/18/24	840,000	840,375
Oportun Funding IV LLC, Series 2016-C, Class B (a)	4.850%	11/08/21	1,500,000	1,513,274
Oportun Funding VI LLC, Series 2017-A, Class B (a)	3.970%	06/08/23	2,500,000	2,463,169
Oportun Funding VII LLC, Series 2017-B, Class B (a)	4.260%	10/10/23	2,500,000	2,483,493
Prosper Marketplace Issuance Trust, Series 2017-2A, Class B (a)	3.480%	09/15/23	2,150,000	2,154,811
Springfield Funding Trust, Series 2015-AA, Class B (a)	3.620%	11/15/24	135,000	135,446
Upstart Securitization Trust, Series 2017-1, Class B (a)	3.802%	06/20/24	3,350,000	3,351,003
Upstart Securitization Trust, Series 2017-1, Class C (a)	6.350%	06/20/24	$2,850,000	$2,900,383
Upstart Securitization Trust, Series 2017-2, Class C (a)	5.590%	03/20/25	1,750,000	1,751,731
				64,683,031

Equipment — 3.8%
Ascentium Equipment Receivables Trust, Series 2016-2A, Class E (a)	6.790%	10/10/24	900,000	935,430
Axis Equipment Finance Receivables Trust, Series 2015-1A, Class A2 (a)	1.900%	03/20/20	74,241	74,163
Axis Equipment Finance Receivables Trust, Series 2016-1A, Class A (a)	2.210%	11/20/21	877,123	875,056
BCC Funding Corp., Series 2015-1, Class A2 (a)	2.224%	10/20/20	122,994	122,804
BCC Funding Corp., Series 2016-1, Class A2 (a)	2.200%	12/20/21	218,915	218,406
BCC Funding Corp., Series 2016-1, Class B (a)	2.730%	04/20/22	1,250,000	1,234,187
BCC Funding Corp., Series 2016-1, Class E (a)	6.000%	11/21/22	1,000,000	966,249
California Funding II Ltd., Series 2013-1A, Class A (a)	3.350%	03/27/28	997,500	981,279
Global SC Finance SRL, Series 2014-1A, Class A2 (a)	3.090%	07/17/29	1,306,792	1,290,503

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 63

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 84.7% continued
Equipment — 3.8% continued
LEAF II Receivables Funding LLC, Series 2017-1, Class E1 (a)	4.470%	07/15/22	$1,650,000	$1,657,466
LEAF II Receivables Funding LLC, Series 2017-1, Class E2 (a)	5.990%	09/15/24	2,278,000	2,292,457
SCF Equipment Trust LLC, Series 2017-1A, Class A (a)	3.770%	01/20/23	1,108,662	1,105,832
				11,753,832

Non Agency CMBS — 15.7%
A10 Securitization, Series 2017-1A, Class C (a)	4.050%	03/15/36	5,750,000	5,723,350
A10 Securitization, Series 2017-1A, Class D (a)	4.700%	03/15/36	3,250,000	3,230,124
AMSR Trust, Series 2016-SFR1, Class A (1MO LIBOR + 140) (a)(b)	2.890%	11/17/33	3,500,000	3,521,380
AMSR Trust, Series 2016-SFR1, Class C (1MO LIBOR + 225) (a)(b)	3.740%	11/17/33	1,000,000	1,012,745
B2R Mortgage Trust, Series 2015-2, Class A (a)	3.336%	11/15/48	273,193	275,933
Bancorp Commercial Mortgage Trust (The), Series 2017-CRE2, Class C (1MO LIBOR + 235) (a)(b)	3.827%	08/15/32	4,750,000	4,759,267
Bancorp Commercial Mortgage Trust (The), Series 2016-CRE1, Class D (1MO LIBOR + 603.665) (a)(b)	7.513%	11/15/33	3,900,000	3,912,909
Commercial Mortgage Trust, Series 2014-TWC, Class B (1MO LIBOR + 160) (a)(b)	2.937%	02/13/32	1,340,000	1,345,172
Commercial Mortgage Trust, Series 2014-TWC, Class D (1MO LIBOR + 225) (a)(b)	3.681%	02/13/32	1,300,000	1,305,046
Cosmopolitan Hotel Trust, Series 2017-CSMO, Class D (a)(b)	3.629%	11/15/34	4,900,000	4,909,160
FirstKey Lending Trust, Series 2015-SFR1, Class A (a)	2.553%	03/09/47	532,843	529,918
Fort CRE LLC, Series 2016-1A, Class E (1MO LIBOR + 800) (a)(b)	9.552%	05/21/36	4,750,000	4,822,905
FREMF Mortgage Trust, Series 2012-K21, Class C (a)(b)	3.937%	07/25/22	610,000	613,023
FREMF Mortgage Trust, Series 2012-K23, Class C (a)(b)	3.781%	10/25/45	400,000	396,454
Prime Finance Partners III, Series 2015-2, Class A (1MO LIBOR + 145) (a)(b)	2.927%	07/14/34	611,181	612,048
Prime Finance Partners III, Series 2017-3, Class C (1MO LIBOR + 250) (a)(b)	3.931%	01/14/35	775,000	778,460
Prime Finance Partners III, Series 2017-3, Class D (1MO LIBOR + 350) (a)(b)	4.931%	01/14/35	500,000	503,561
Progress Residential Trust, Series 2015-SFR2, Class A (a)	2.740%	06/12/32	1,846,078	1,841,560

64 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 84.7% continued
Non Agency CMBS — 15.7% continued
Progress Residential Trust, Series 2015-SFR3, Class A (a)	3.067%	11/12/32	$99,040	$99,562
Progress Residential Trust, Series 2015-SFR3, Class D (a)	4.673%	11/12/32	135,000	138,820
RAIT Trust, Series 2016-FL6, Class B (1MO LIBOR + 265) (a)(b)	4.109%	11/13/31	1,400,000	1,403,380
ReadyCap Commercial Mortgage Trust, Series 2017-FL1, Class D (1MO LIBOR + 385) (a)(b)	5.402%	05/25/34	1,750,000	1,754,475
Resource Capital Corp. Ltd, Series 2017-CRE5, Class B (1MO LIBOR + 200) (a)(b)	3.477%	07/15/34	1,900,000	1,899,995
Starwood Waypoint Homes Trust, Series 2017-1, Class B (1MO LIBOR + 117) (a)(b)	2.660%	01/17/35	3,900,000	3,894,493
				49,283,740

Non Agency MBS CMO — 1.2%
CAM Mortgage Trust, Series 2016-2, Class A2 (a)	5.000%	06/15/57	400,000	399,454
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A3 (b)	3.292%	08/25/34	21,426	21,662
COLT Funding LLC, Series 2016-2, Class M1 (a)	5.500%	09/25/46	750,000	759,375
First Horizon Mortgage Pass-Through Trust, Series 2005-AR1, Class 2A2 (b)	3.158%	04/25/35	289,406	294,878
MLCC Mortgage Investors, Inc., Series 2004-C, Class B1 (1MO LIBOR + 73.5) (b)	2.062%	07/25/29	1,060,017	976,375
Pretium Mortgage Credit Partners, Series 2016-NPL6, Class A1 (a)	3.500%	10/27/31	693,051	693,750
RiverView HECM Trust, Series 2007-1, Class A (12MO LIBOR + 50) (a)(b)	1.810%	05/25/47	146,408	123,623
Sequoia Mortgage Trust, Series 2003-1, Class 1A (1MO LIBOR + 76) (b)	2.261%	04/20/33	218,131	208,368
Wells Fargo Mortgage Backed Securities, Series 2003-H, Class A1 (b)	3.591%	09/25/33	297,556	302,912
				3,780,397

Student Loan — 0.8%
College Ave Student Loans, Series 2017-A, Class B (a)	4.500%	11/26/46	660,000	660,350
Commonbond Student Loan Trust, Series 2017-BGS, Class C	4.440%	09/25/42	1,000,000	997,108
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (a)	2.680%	07/25/35	551,617	549,420
Earnest Student Loan Program LLC, Series 2016-D, Class R	0.000%	01/25/41	5,000	420,500
				2,627,378

Total Securitized				$265,028,448

Treasury — 4.1%
U.S. Treasury Notes	1.500%	08/31/18	6,000,000	5,992,420
U.S. Treasury Notes (c)	1.000%	09/15/18	2,000,000	1,990,292
U.S. Treasury Notes	1.250%	12/31/18	5,000,000	4,972,092

Total Treasury				$12,954,804

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 65

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2017

	Shares	Fair Value
Registered Investment Companies — 2.7%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.43%(e)	3,273,200	$3,272,873
State Street Navigator Securities Lending Portfolio I, 1.49%(e)	5,135,620	5,135,620

Total Registered Investment Companies		$8,408,493

Total Investment Securities — 101.0%
(Cost $315,533,432)		$316,160,141

Net Other Assets (Liabilities) — (1.0)%		(3,222,836)

Net Assets — 100.0%		$312,937,305

(a)	Restricted securities not registered under the Securities Act of 1933. The total fair value of these securities as of December 31, 2017 was $255,617,386, representing 81.7% of net assets.
(b)

Variable rate security. The rate shown is the effective interest rate as of December 31, 2017. The benchmark on which the rate is calculated is shown parenthetically; otherwise, the rate fluctuations may be based on index changes, prepayment of underlying positions and/or other variables.

(c)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $5,033,679.
(d)	Percentage rounds to less than 0.1%
(e)	The rate shown is the effective interest rate as of December 31, 2017.

AB – Aktiebolag

A/S – Aktieselskab

LIBOR – London Interbank Offered Rate

NA – National Association

NV – Naamloze Vennootschap

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

66 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Corporate Credit — 19.2%
Banking — 6.2%
Bank of America Corp.	2.881%	04/24/23	$100,000	$100,135
Bank of America Corp. (a)	3.823%	01/20/28	100,000	103,408
Bank of Montreal	1.350%	08/28/18	75,000	74,760
Bank of New York Mellon Corp. (The) (b)	3.000%	10/30/28	100,000	97,178
Bank of Nova Scotia (b)	1.650%	06/14/19	65,000	64,485
Canadian Imperial Bank	1.600%	09/06/19	75,000	74,219
Capital One Financial Corp. (b)	3.750%	07/28/26	100,000	99,553
Citigroup, Inc.	3.300%	04/27/25	100,000	100,908
Citigroup, Inc. (b)	4.125%	07/25/28	150,000	154,550
Discover Financial Services, Inc.	4.100%	02/09/27	100,000	102,405
Goldman Sachs Group, Inc.	2.300%	12/13/19	25,000	24,981
Goldman Sachs Group, Inc. (3MO LIBOR + 111) (a)	2.480%	04/26/22	50,000	50,582
Goldman Sachs Group, Inc.	3.500%	01/23/25	80,000	81,249
Goldman Sachs Group, Inc.	3.500%	11/16/26	100,000	100,560
Huntington Bancshares, Inc.	2.300%	01/14/22	100,000	98,378
JPMorgan Chase & Co.	2.250%	01/23/20	100,000	99,928
JPMorgan Chase & Co. (3MO LIBOR + 100) (a)	2.359%	01/15/23	100,000	101,346
JPMorgan Chase & Co. (T 2 11/26 + 127) (a)	3.782%	02/01/28	100,000	103,596
Key Bank NA	2.500%	11/22/21	250,000	248,659
Morgan Stanley	3.700%	10/23/24	100,000	103,310
Morgan Stanley	3.125%	07/27/26	100,000	98,606
Morgan Stanley	3.625%	01/20/27	100,000	102,317
Regions Financial Corp.	2.750%	08/14/22	250,000	249,181
Royal Bank of Canada (b)	1.500%	07/29/19	30,000	29,654
Toronto-Dominion Bank (b)	1.450%	09/06/18	50,000	49,820
Toronto-Dominion Bank (b)	1.450%	08/13/19	30,000	29,648
Wells Fargo & Co. (b)	3.550%	09/29/25	100,000	102,621
Westpac Banking Corp.	1.600%	08/19/19	75,000	74,213
				2,720,250

Basic Industry — 0.2%
E.I. du Pont de Nemours & Co. (b)	2.200%	05/01/20	75,000	74,929

Brokerage Asset Managers Exchanges — 0.2%
CBOE Holdings, Inc.	3.650%	01/12/27	100,000	102,969

Capital Goods — 0.6%
General Electric Capital Corp.	6.750%	03/15/32	100,000	136,938
L-3 Communications Corp.	3.850%	12/15/26	50,000	51,401
Lennox International, Inc.	3.000%	11/15/23	100,000	98,727
				287,066

Communications — 2.2%
American Tower Corp.	2.250%	01/15/22	50,000	48,692
AT&T, Inc.	3.200%	03/01/22	50,000	50,534
AT&T, Inc.	4.500%	05/15/35	100,000	99,341
AT&T, Inc. (b)	4.900%	08/14/37	150,000	152,097
Charter Communications Operating LLC	6.834%	10/23/55	150,000	180,274
Comcast Corp.	3.969%	11/01/47	144,000	148,618
Crown Castle International Corp.	2.250%	09/01/21	75,000	73,727
Time Warner, Inc.	3.800%	02/15/27	100,000	99,877
Verizon Communications, Inc. (b)	4.125%	03/16/27	100,000	104,242
				957,402

Consumer Cyclical — 1.7%
BMW U.S. Capital LLC (c)	1.450%	09/13/19	25,000	24,728
Daimler Finance NA LLC (c)	1.750%	10/30/19	150,000	148,174
Ford Motor Co.	4.346%	12/08/26	100,000	104,231
Ford Motor Co. (b)	7.450%	07/16/31	75,000	98,008
General Motors Financial Co.	3.200%	07/06/21	35,000	35,338
General Motors Financial Co.	4.000%	10/06/26	100,000	101,677
Home Depot, Inc. (The) (b)	3.500%	09/15/56	100,000	96,087

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 67

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Corporate Credit — 19.2% continued
Consumer Cyclical — 1.7% continued
Nissan Motor Acceptance Corp. (c)	1.550%	09/13/19	$75,000	$74,057
Toyota Motor Credit Corp.	1.950%	04/17/20	75,000	74,694
				756,994

Consumer Non-Cyclical — 1.5%
Abbott Laboratories	4.750%	11/30/36	100,000	112,281
Actavis Funding SCS	4.550%	03/15/35	100,000	105,747
Amgen, Inc.	2.650%	05/11/22	140,000	139,606
Anheuser-Busch InBev SA/NV	4.700%	02/01/36	100,000	112,145
Kroger Co. (The) (b)	2.650%	10/15/26	100,000	93,068
Thermo Fisher Scientific, Inc.	2.950%	09/19/26	100,000	97,144
				659,991

Electric — 1.3%
CMS Energy Corp.	2.950%	02/15/27	100,000	96,483
DTE Energy Co.	2.850%	10/01/26	100,000	95,992
Entergy Corp.	2.950%	09/01/26	50,000	48,634
NextEra Energy, Inc.	1.649%	09/01/18	35,000	34,899
Public Service Electric & Gas Co.	2.250%	09/15/26	100,000	94,037
Sempra Energy	1.625%	10/07/19	30,000	29,623
Southern Power Co.	1.950%	12/15/19	55,000	54,541
Southwestern Electric Power Co.	2.750%	10/01/26	100,000	96,281
				550,490

Energy — 0.9%
Cimarex Energy Co.	3.900%	05/15/27	100,000	102,223
Phillips 66 Partners LP	3.550%	10/01/26	100,000	99,085
Shell International Finance BV (b)	6.375%	12/15/38	73,000	101,697
Valero Energy Corp.	3.400%	09/15/26	100,000	100,380
				403,385

Finance Companies — 0.2%
American Express Credit Corp.	1.700%	10/30/19	100,000	98,956

Insurance — 1.6%
Jackson National Life Global Funding (c)	2.100%	10/25/21	50,000	49,053
Lincoln National Corp. (b)	3.625%	12/12/26	100,000	102,018
Met Life Global Funding I (c)	1.350%	09/14/18	150,000	149,423
New York Life Global Funding (c)	2.350%	07/14/26	50,000	47,709
New York Life Global Holdings (c)	2.900%	01/17/24	100,000	100,420
Pricoa Global Funding I (c)	1.450%	09/13/19	150,000	147,659
Principal Life Global Funding II (c)	2.375%	11/21/21	100,000	99,248
				695,530

REITS — 1.6%
Alexandria Real Estate Equities, Inc.	3.950%	01/15/28	100,000	102,080
American Campus Communities, Inc.	3.625%	11/15/27	100,000	98,872
Boston Properties LP	2.750%	10/01/26	50,000	47,155
CubeSmart LP	3.125%	09/01/26	50,000	47,652
ERP Operating LP	2.850%	11/01/26	100,000	96,981
Life Storage LP	3.875%	12/15/27	100,000	99,602
Realty Income Corp.	3.000%	01/15/27	100,000	95,663
Spirit Realty LP	4.450%	09/15/26	100,000	99,549
				687,554

Technology — 0.2%
Apple, Inc.	3.000%	06/20/27	100,000	99,531

Transportation — 0.8%
Continental Airlines Pass-Through Trust, Series 2012-1, Class B	6.250%	10/11/21	40,793	42,760
CSX Corp.	4.250%	11/01/66	100,000	99,805
Southwest Airlines Co.	3.000%	11/15/26	100,000	97,049
U.S. Airways Pass-Through Trust, Series 2011-1, Class A	7.125%	04/22/25	46,855	53,779
United Airlines Pass-Through Trust, Series 2007-1, Class A	6.636%	07/02/22	38,396	41,460
				334,853

Total Corporate Credit				$8,429,900

68 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Government Related — 1.5%
Government Guaranteed — 1.1%
Tunisian Republic	1.416%	08/05/21	$500,000	$483,450

Government Owned, No Guarantee — 0.4%
Tennessee Valley Authority	4.625%	09/15/60	125,000	157,391

Total Government Related				$640,841

Securitized — 54.7%
ABS-Other — 5.4%
Gold Key Resorts LLC, Series 2014-A, Class A (c)	3.220%	03/17/31	40,950	40,781
GoodGreen Trust, Series 2017-1A, Class A (c)	3.740%	10/15/52	143,927	142,876
Hero Funding Trust, Series 2016-3A, Class A1 (c)	3.080%	09/20/42	125,991	124,321
Hero Funding Trust, Series 2016-3B, Class B (c)	5.240%	09/20/42	73,794	74,762
Hero Funding Trust, Series 2016-1R, Class A1 (c)	4.500%	09/21/42	72,660	72,297
Hero Funding Trust, Series 2016-4A, Class A1 (c)	3.570%	09/20/47	171,424	174,178
Hero Funding Trust, Series 2016-4B, Class B (c)	4.990%	09/20/47	89,722	89,836
Hero Funding Trust, Series 2017-3A, Class A1 (a)(c)	0.000%	09/20/48	149,165	148,735
Mosaic Solar Loans LLC, Series 2017-2A, Class B (c)	4.770%	09/20/42	100,000	100,897
Nationstar HECM Loan Trust, Series 2016-3A, Class A (c)	2.012%	08/25/26	136,254	136,216
Nationstar HECM Loan Trust, Series 2016-3A, Class M1 (c)	3.147%	08/25/26	200,000	200,038
New Residential Advance Receivables Trust, Series 2016-T4, Class DT4 (c)	4.386%	12/15/50	200,000	199,621
Ocwen Master Advance Receivables Trust, Series 2016-T1, Class AT1 (c)	2.520%	08/17/48	100,000	99,980
Ocwen Master Advance Receivables Trust, Series 2016-T1, Class DT1 (c)	4.246%	08/17/48	100,000	100,803
Ocwen Master Advance Receivables Trust, Series 2017-T1, Class DT1 (c)	3.535%	09/15/48	100,000	99,989
OnDeck Asset Securitization Trust, Series 2016-1A, Class A (c)	4.210%	05/17/20	150,000	150,589
Renew Financial LLC, Series 2017-1A, Class B (c)	5.750%	09/20/52	93,851	95,544
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class CT2 (c)	3.590%	11/15/49	100,000	97,985
TES LLC, Series 2017-1A, Class A (c)	4.330%	10/20/47	200,000	201,196
				2,350,644

Agency CMBS — 4.7%
FNMA, Pool FN AE0834 (a)	3.977%	01/01/21	58,683	61,055
FNMA, Series 2015-M3, Class A2	2.722%	10/25/24	200,000	199,866
FNMA, Pool FN AM8674	2.810%	04/01/25	600,000	604,476
FNMA, Pool FN AN0262	2.810%	11/01/25	483,485	487,112

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 69

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 54.7% continued
Agency CMBS — 4.7% continued
FNMA, Pool FN AN2213 (a)	2.810%	07/01/26	$700,000	$700,073
				2,052,582

Agency MBS CMO — 18.5%
FHLMC, Series 3994, Class EI	3.000%	02/15/22	966,536	38,113
FHLMC, Series 3874, Class KI	4.500%	08/15/25	548,568	31,319
FHLMC, Series 2646, Class ZH	5.000%	07/15/33	102,653	107,937
FHLMC, Series 2814, Class PH	6.000%	06/15/34	70,171	78,509
FHLMC, Series 3102, Class TA	7.500%	01/15/36	297,237	340,023
FHLMC, Series 3607, Class AO	0.000%	04/15/36	209,727	181,727
FHLMC, Series 3199, Class OC	0.000%	08/15/36	158,094	140,954
FHLMC, Series 3318, Class AO	0.000%	05/15/37	13,987	12,804
FHLMC, Series 379, Class 1	0.000%	05/25/37	125,081	109,104
FHLMC, Series 3607, Class OP	0.000%	07/15/37	156,015	136,042
FHLMC, Series 3594, Class SP (a)	3.323%	12/15/37	49,722	51,584
FHLMC, Series 3605, Class PB	4.500%	11/15/39	100,000	107,765
FHLMC, Series 3617, Class PC	4.500%	12/15/39	109,000	118,143
FNMA, Series 1994-4, Class ZC	6.500%	01/25/24	64,092	69,639
FNMA, Series 2012-17, Class BC	3.500%	03/25/27	1,000,000	1,028,884
FNMA, Series 2002-86, Class PG	6.000%	12/25/32	136,571	152,942
FNMA, Series 348, Class 11	6.000%	01/25/34	187,338	41,514
FNMA, Series 2004-17, Class BA	6.000%	04/25/34	204,117	249,685
FNMA, Series 2005-45, Class PQ (1MO LIBOR + 550) (a)	3.947%	10/25/34	639,816	58,447
FNMA, Series 390, Class 32	6.500%	12/25/34	275,442	59,458
FNMA, Series 2005-3, Class CG	5.500%	02/25/35	211,000	237,002
FNMA, Series 2005-68, Class PG	5.500%	08/25/35	83,469	91,088
FNMA, Series 2009-19, Class TD	5.000%	08/25/36	103,071	112,408
FNMA, Series 2007-39, Class NB	4.250%	05/25/37	216,082	229,450
FNMA, Series 2009-103, Class MB	4.000%	12/25/39	161,002	171,587
FNMA, Series 2010-2, Class LC	5.000%	02/25/40	200,000	225,129
FNMA, Series 2010-44, Class CS (1MO LIBOR + 655) (a)	4.997%	05/25/40	208,600	25,803
FNMA, Series 2011-14, Class PI	5.000%	06/25/40	333,535	32,473
FNMA, Series 2010-71, Class HJ	5.500%	07/25/40	74,426	82,338
FNMA, Series 2011-14, Class PB	5.000%	03/25/41	570,000	641,734
FNMA, Series 2011-57, Class PD	4.000%	07/25/41	321,407	344,582
FNMA, Series 411, Class A3	3.000%	08/25/42	111,542	111,536
FNMA, Series 2013-35, Class LP	3.000%	01/25/43	176,000	174,973
FNMA, Series 2013-35, Class CV	3.000%	02/25/43	350,000	349,745
FNMA, Series 2013-104, Class CY	5.000%	10/25/43	100,000	113,428
GNMA, Series 2004-49, Class MZ	6.000%	06/20/34	293,882	347,422
GNMA, Series 2005-13, Class BG	5.000%	02/20/35	170,000	189,441
GNMA, Series 2015-123, Class VB	3.500%	09/20/35	100,000	103,139
GNMA, Series 2008-40, Class SA (1MO LIBOR + 640) (a)	4.909%	05/16/38	109,437	17,085
GNMA, Series 2009-2, Class PA	5.000%	12/20/38	129,742	137,237

70 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 54.7% continued
Agency MBS CMO — 18.5% continued
GNMA, Series 2010-105, Class B	5.000%	08/20/40	$300,000	$327,892
GNMA, Series 2011-93, Class WB	4.000%	03/20/41	48,782	48,812
GNMA, Series 2013-37, Class F (1MO LIBOR + 27) (a)	1.771%	03/20/43	78,594	77,927
GNMA, Series 2015-179, Class ZB	2.500%	02/20/45	51,820	43,355
GNMA, Series BC-H066, Class DI (a)	3.090%	05/31/64	1,541,680	53,321
GNMA, Series 2014-H14, Class FA (1MO LIBOR + 50) (a)	1.733%	07/20/64	169,102	169,159
GNMA, Series 2014-H15, Class FA (1MO LIBOR + 50) (a)	1.743%	07/20/64	114,434	114,488
GNMA, Series 2016-H11, Class FD (12MO LIBOR + 40) (a)	2.201%	05/20/66	310,228	313,043
GNMA, Series 2017-H22, Class ID	3.224%	11/20/67	1,420,727	39,866
Vendee Mortgage Trust, Series 1995-3, Class 1Z	7.250%	09/15/25	78,888	88,124
				8,128,180

Agency MBS Passthrough — 1.9%
FHLMC, Pool FG G06085	6.500%	09/01/38	148,692	164,701
FNMA, Pool FN AT7120	3.500%	06/01/33	308,381	318,567
FNMA, Pool FN AS4073	4.000%	12/01/44	330,305	349,498
				832,766

Auto Loan — 6.1%
Bank of the West Auto Trust, Series 2017-1, Class D (c)	3.210%	04/15/25	100,000	99,063
California Republic Auto Receivables Trust, Series 2015-4, Class C (c)	4.230%	09/15/22	100,000	100,876
CarFinance Capital LLC, Series 2014-2A, Class A (c)	1.440%	11/16/20	24,037	24,016
CarMax Auto Owner Trust, Series 2017-3, Class D	3.460%	10/16/23	250,000	249,758
CPS Auto Trust, Series 2015-B, Class A (c)	1.650%	11/15/19	14,198	14,189
CPS Auto Trust, Series 2016-C, Class A (c)	1.620%	01/15/20	27,789	27,752
CPS Auto Trust, Series 2016-C, Class C (c)	3.270%	06/15/22	100,000	100,241
CPS Auto Trust, Series 2017-D, Class D (c)	3.730%	09/15/23	100,000	99,254
Drive Auto Receivables Trust, Series 2017-3, Class D (c)	3.530%	12/15/23	100,000	100,289
Exeter Automobile Receivables Trust, Series 2017-3A, Class C (c)	3.680%	07/17/23	150,000	149,864
Flagship Credit Auto Trust, Series 2017-3, Class D (c)	3.730%	09/15/23	150,000	150,026
FourSight Capital Automobile Receivables Trust, Series 2017-1, Class D (c)	5.280%	08/15/24	100,000	99,227
GLS Auto Receivables Trust, Series 2016-1A, Class C (c)	6.900%	10/15/21	100,000	105,651
GM Financial Automobile Leasing Trust, Series 2017-3, Class C	2.730%	09/20/21	100,000	98,997
Hertz Fleet Lease Funding LP, Series 2017-1, Class E (c)	5.800%	04/10/31	100,000	99,011

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 71

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 54.7% continued
Auto Loan — 6.1% continued
Honor Automobile Trust Securitization, Series 2016-1A, Class A (c)	2.940%	11/15/19	$37,013	$37,119
Navistar Financial Dealer Master Trust, Series 2016-1, Class B (1MO LIBOR + 175) (a)(c)	3.302%	09/27/21	150,000	150,846
OSCAR US Funding Trust, Series 2017-2A, Class A2B (1MO LIBOR + 65) (a)(c)	2.081%	11/10/20	200,000	200,030
OSCAR US Funding Trust, Series 2014-1A, Class A4 (c)	2.550%	12/15/21	340,000	339,585
Prestige Auto Receivables Trust, Series 2015-1, Class D (c)	3.050%	04/15/21	100,000	100,019
Prestige Auto Receivables Trust, Series 2017-1A, Class D (c)	3.610%	10/16/23	150,000	149,405
Santander Retail Auto Lease Trust, Series 2017-A, Class A4 (c)	2.370%	01/20/22	100,000	99,557
Santander Retail Auto Lease Trust, Series 2017-A, Class C (c)	2.960%	11/21/22	100,000	99,916
				2,694,691

Consumer — 4.6%
Arcadia Receivables Credit Trust, Series 2017-1, Class A (c)	3.250%	06/15/23	41,300	41,431
Citi Held for Asset Issuance, Series 2015-PM2, Class B (c)	4.000%	03/15/22	24,338	24,383
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class A (c)	2.420%	09/15/23	86,283	86,239
Consumer Loan Underlying Bond Credit Trust, Series 17-NP2, Class B (a)(c)	3.500%	01/16/24	200,000	199,982
LendingClub Issuance Trust, Series 2016-NP1, Class B (c)	6.500%	06/15/22	250,000	254,983
Lendmark Funding Trust, Series 2017-1A, Class B (c)	3.770%	01/22/24	100,000	100,479
Lendmark Funding Trust, Series 2017-1A, Class C (c)	5.410%	01/22/24	150,000	154,041
Lendmark Funding Trust, Series 2016-2A, Class C (c)	6.640%	04/21/25	100,000	102,594
Mariner Finance Issuance Trust, Series 2017-AA, Class B (c)	4.740%	02/20/29	100,000	101,482
Mariner Finance Issuance Trust, Series 2017-BA, Class C (c)	4.570%	12/20/29	250,000	249,350
MarketPlace Loan Trust, Series 2015-AV2, Class A (c)	4.000%	10/15/21	16,419	16,449
MarketPlace Loan Trust, Series 2015-AV2, Class C (c)	7.500%	10/15/21	112,853	115,579
Marlette Funding Trust, Series 2016-1A, Class A (c)	3.060%	01/17/23	42,030	42,108
Marlette Funding Trust, Series 2017-1A, Class B (c)	4.114%	03/15/24	150,000	152,273
Marlette Funding Trust, Series 2017-2A, Class B (c)	3.190%	07/15/24	100,000	100,229

72 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 54.7% continued
Consumer — 4.6% continued
Prosper Marketplace Issuance Trust, Series 2017-2A, Class B (c)	3.480%	09/15/23	$100,000	$100,224
Upstart Securitization Trust, Series 2017-1, Class B (c)	3.802%	06/20/24	150,000	150,045
				1,991,871

Equipment — 0.9%
Axis Equipment Finance Receivables Trust, Series 2016-1A, Class A (c)	2.210%	11/20/21	52,617	52,493
BCC Funding Corp., Series 2015-1, Class A2 (c)	2.224%	10/20/20	47,119	47,047
California Funding II Ltd., Series 2013-1A, Class A (c)	3.350%	03/27/28	52,500	51,646
Global SC Finance SRL, Series 2014-1A, Class A2 (c)	3.090%	07/17/29	65,833	65,013
LEAF II Receivables Funding LLC, Series 2017-1, Class E1 (c)	4.470%	07/15/22	100,000	100,452
SCF Equipment Trust LLC, Series 2017-1A, Class A (c)	3.770%	01/20/23	79,190	78,988
				395,639

Non Agency CMBS — 9.4%
A10 Securitization, Series 2017-1A, Class C (c)	4.050%	03/15/36	250,000	248,841
A10 Securitization, Series 2017-1A, Class D (c)	4.700%	03/15/36	250,000	248,471
American Homes 4 Rent, Series 2014-SFR2, Class D (c)	3.678%	12/17/36	141,899	146,898
American Homes 4 Rent, Series 2015-SFR1, Class A (c)	3.467%	04/17/52	122,720	125,583
AMSR Trust, Series 2016-SFR1, Class A (1MO LIBOR + 140) (a)(c)	2.890%	11/17/33	100,000	100,611
B2R Mortgage Trust, Series 2015-2, Class A (c)	3.336%	11/15/48	91,369	92,285
Bancorp Commercial Mortgage Trust (The), Series 2017-CRE2, Class C (1MO LIBOR + 235) (a)(c)	3.827%	08/15/32	250,000	250,488
Bancorp Commercial Mortgage Trust (The), Series 2016-CRE1, Class D (1MO LIBOR + 603.665) (a)(c)	7.513%	11/15/33	100,000	100,331
Barclays Commercial Mortgage Securities, Series 2016-ETC, Class A (c)	2.937%	08/14/36	100,000	97,845
Colony American Finance Ltd., Series 2016-1, Class A (c)	2.544%	06/15/48	163,602	162,132
Colony American Finance Ltd., Series 2016-2, Class B (c)	3.141%	11/15/48	150,000	147,225
Commercial Mortgage Trust, Series 2014-TWC, Class B (1MO LIBOR + 160) (a)(c)	2.937%	02/13/32	100,000	100,386
Cosmopolitan Hotel Trust, Series 2017-CSMO, Class D (a)(c)	3.629%	11/15/34	100,000	100,187
FCRE LLC, Series 2016-1A, Class D (1MO LIBOR + 585) (a)(c)	7.402%	05/21/36	100,000	100,481

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 73

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 54.7% continued
Non Agency CMBS — 9.4% continued
FirstKey Lending Trust, Series 2015-SFR1, Class A (c)	2.553%	03/09/47	$89,554	$89,062
FREMF Mortgage Trust, Series 2012-K21, Class C (a)(c)	3.937%	07/25/22	450,000	452,230
FREMF Mortgage Trust, Series 2016-K723, Class B	3.582%	11/25/23	150,000	150,331
FREMF Mortgage Trust, Series 2012-K23, Class C (a)(c)	3.781%	10/25/45	90,000	89,202
Prime Finance Partners III, Series 2015-2, Class A (1MO LIBOR + 145) (a)(c)	2.927%	07/14/34	43,305	43,367
Prime Finance Partners III, Series 2017-3, Class C (1MO LIBOR + 250) (a)(c)	3.931%	01/14/35	100,000	100,446
Progress Residential Trust, Series 2015-SFR2, Class A (c)	2.740%	06/12/32	227,558	227,001
Progress Residential Trust, Series 2015-SFR3, Class A (c)	3.067%	11/12/32	212,936	214,059
Progress Residential Trust, Series 2015-SFR3, Class D (c)	4.673%	11/12/32	100,000	102,829
RAIT Trust, Series 2016-FL6, Class B (1MO LIBOR + 265) (a)(c)	4.109%	11/13/31	100,000	100,241
ReadyCap Commercial Mortgage Trust, Series 2017-FL1, Class D (1MO LIBOR + 385) (a)(c)	5.402%	05/25/34	250,000	250,639
Resource Capital Corp. Ltd, Series 2017-CRE5, Class B (1MO LIBOR + 200) (a)(c)	3.477%	07/15/34	100,000	100,000
Starwood Waypoint Homes Trust, Series 2017-1, Class B (1MO LIBOR + 117) (a)(c)	2.660%	01/17/35	100,000	99,859
Tricon American Homes, Series 2016-SFR1, Class C (c)	3.487%	11/17/33	100,000	99,847
				4,140,877

Non Agency MBS CMO — 0.5%
Pretium Mortgage Credit Partners, Series 2016-NPL6, Class A1 (c)	3.500%	10/27/31	77,006	77,083
Structured Asset Securities Corp., Series 2003-37A, Class 2A (a)	3.315%	12/25/33	19,272	19,326
WaMu Mortgage Pass-Through Certificate, Series 2003-AR11, Class A6 (a)	3.336%	10/25/33	26,873	27,152
Wells Fargo Mortgage Backed Securities, Series 2003-H, Class A1 (a)	3.591%	09/25/33	75,491	76,850
				200,411

Student Loan — 2.7%
College Ave Student Loans, Series 2017-A, Class B (c)	4.500%	11/26/46	100,000	100,053
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (c)	2.680%	07/25/35	141,845	141,279
Social Professional Loan Program, Series 2015-B, Class A2 (c)	2.510%	09/27/32	146,074	145,176
Social Professional Loan Program, Series 2016-C, Class A2B (c)	2.360%	12/27/32	260,000	256,687

74 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Securitized — 54.7% continued
Student Loan — 2.7% continued
Social Professional Loan Program, Series 2017-B, Class CFX (c)	4.440%	05/25/40	$150,000	$150,854
Social Professional Loan Program, Series 2017-E, Class C (c)	4.160%	11/26/40	200,000	200,405
Social Professional Loan Program, Series 2016-E, Class C (c)	4.430%	10/25/41	200,000	199,053
				1,193,507

Total Securitized				$23,981,168

Treasury — 18.8%
U.S. Treasury Notes(b)	0.750%	03/31/18	200,000	199,690
U.S. Treasury Notes	1.125%	01/15/19	150,000	148,905
U.S. Treasury STRIPS	0.000%	08/15/19	200,000	193,915
U.S. Treasury Notes	1.375%	04/30/21	300,000	293,487
U.S. Treasury Notes	1.625%	11/15/22	1,000,000	974,400
U.S. Treasury Notes(b)	2.000%	11/30/22	1,000,000	990,757
U.S. Treasury Bonds	1.500%	03/31/23	500,000	481,953
U.S. Treasury Notes(b)	1.625%	04/30/23	100,000	96,933
U.S. Treasury Notes	2.500%	05/15/24	250,000	252,766
U.S. Treasury Notes	2.250%	11/15/24	250,000	248,651
U.S. Treasury STRIPS	0.000%	02/15/25	200,000	168,128
U.S. Treasury Notes	2.000%	08/15/25	950,000	925,895
U.S. Treasury Notes	2.250%	11/15/25	100,000	99,095
U.S. Treasury Notes(b)	1.625%	02/15/26	525,000	495,658
U.S. Treasury STRIPS	0.000%	05/15/28	1,000,000	769,912
U.S. Treasury STRIPS(b)	0.000%	11/15/31	250,000	173,694
U.S. Treasury STRIPS	0.000%	02/15/33	500,000	335,648
U.S. Treasury Bonds(b)	4.250%	05/15/39	100,000	126,284
U.S. Treasury Bonds	3.875%	08/15/40	300,000	361,116
U.S. Treasury Notes	4.250%	11/15/40	100,000	126,882
U.S. Treasury STRIPS	0.000%	08/15/41	150,000	77,694
U.S. Treasury Bonds	2.750%	11/15/42	675,000	678,550

Total Treasury				$8,220,013

	Shares	Fair Value
Registered Investment Companies — 13.1%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.43%(d)	2,379,905	$2,379,667
State Street Navigator Securities Lending Portfolio I, 1.49%(d)	3,373,430	3,373,430

Total Registered Investment Companies		$5,753,097

Total Investment Securities — 107.3%
(Cost $47,527,436)		$47,025,019

Net Other Assets (Liabilities) — (7.3)%		(3,201,550)

Net Assets — 100.0%		$43,823,469

(a)

Variable rate security. The rate shown is the effective interest rate as of December 31, 2017. The benchmark on which the rate is calculated is shown parenthetically; otherwise, the rate fluctuations may be based on index changes, prepayment of underlying positions and/or other variables.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $3,309,210.
(c)	Restricted securities not registered under the Securities Act of 1933. The total fair value of these securities as of December 31, 2017 was $13,185,697, representing 30.1% of net assets.
(d)	The rate shown is the effective interest rate as of December 31, 2017.

BV – Besloten Vennootschap

LIBOR – London Interbank Offered Rate

NA – National Association

NV – Naamloze Vennootschap

REIT – Real Estate Investment Trust

SA – Societe Anonyme

SCS – Sociedad en Comandita Simple

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 75

Diamond Hill Corporate Credit Fund
Schedule of Investments
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Collateralized Debt Obligations — 0.2%
Alesco Preferred Funding Ltd. IV, Class PNN *		03/23/35	$621,631	$234,877
Alesco Preferred Funding Ltd., Class PPNE *		03/23/35	336,608	121,233
Fort Sheridan ABS CDO Ltd., Series 05-1A, Class PPN2 *		11/05/41	611,948	274,079
Taberna Preferred Funding Ltd., Class PPN2 *		07/05/35	1,175,564	443,623

Total Collateralized Debt Obligations				$1,073,812

Corporate Bonds — 87.0%
Banking — 6.4%
Popular, Inc.	7.000%	07/01/19	39,920,000	41,516,800

Basic Industry — 10.7%
Beacon Roofing Supply, Inc.	6.375%	10/01/23	880,000	936,100
Century Communities, Inc.	6.875%	05/15/22	23,374,000	24,542,699
Century Communities, Inc.	5.875%	07/15/25	9,720,000	9,768,600
GCP Applied Technologies, Inc. (a)(b)	9.500%	02/01/23	1,232,000	1,367,520
Mueller Industries, Inc.	6.000%	03/01/27	10,410,000	10,644,225
NCI Building Systems, Inc. (a)	8.250%	01/15/23	18,526,000	19,637,560
Summit Materials LLC	8.500%	04/15/22	2,520,000	2,790,900
				69,687,604

Consumer Goods — 3.4%
Clearwater Seafoods, Inc. (a)	6.875%	05/01/25	900,000	904,500
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc. (a)	8.500%	12/15/22	3,400,000	3,374,500
KAR Auction Services, Inc. (a)(b)	5.125%	06/01/25	2,645,000	2,711,125
Mattel, Inc.	6.750%	12/31/25	4,050,000	4,104,473
Pilgrim's Pride Corp. (a)	5.875%	09/30/27	6,394,000	6,585,820
Treehouse Foods, Inc. (a)(b)	6.000%	02/15/24	4,090,000	4,253,600
				21,934,018

Energy — 6.0%
Diamondback Energy, Inc. (b)	4.750%	11/01/24	3,663,000	3,676,736
Diamondback Energy, Inc.	5.375%	05/31/25	1,968,000	2,024,580
Energen Corp.	4.625%	09/01/21	3,096,000	3,134,700
Energen Corp.	7.125%	02/15/28	14,766,000	15,651,960
Welltec A/S (b)	9.500%	12/01/22	14,625,000	14,698,125
				39,186,101

Financial Services — 19.2%
Alliance Data Systems Corp. (a)	6.375%	04/01/20	9,182,000	9,250,406
Alliance Data Systems Corp. (a)(b)	5.375%	08/01/22	30,667,000	30,897,002
Credit Acceptance Corp.	7.375%	03/15/23	5,226,000	5,474,235
Freedom Mortgage Corp. (a)(b)	8.125%	11/15/24	6,850,000	6,978,438
Nationstar Mortgage/Capital Corp.	6.500%	08/01/18	3,001,000	3,006,102
Nationstar Mortgage/Capital Corp.	9.625%	05/01/19	20,504,000	21,093,489
Nationstar Mortgage/Capital Corp.	7.875%	10/01/20	15,911,000	16,249,109
Nationstar Mortgage/Capital Corp.	6.500%	06/01/22	5,351,000	5,404,510
Provident Funding Associates LP (a)	6.375%	06/15/25	4,325,000	4,541,250
Quicken Loans, Inc. (a)	5.750%	05/01/25	5,733,000	5,933,712
USIS Merger Sub, Inc. (a)(b)	6.875%	05/01/25	11,211,000	11,323,110
Vantiv, Inc. (a)	4.375%	11/15/25	5,000,000	5,063,400
				125,214,763

Health Care — 3.1%
Davita Healthcare Partners, Inc.	5.125%	07/15/24	4,169,000	4,210,690
Greatbatch Ltd. (a)	9.125%	11/01/23	3,344,000	3,628,240
HCA Holdings, Inc.	7.750%	07/15/36	2,953,000	3,336,890
Kindred Healthcare, Inc.	8.750%	01/15/23	8,816,000	9,344,960
				20,520,780

76 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Corporate Bonds — 87.0% continued
Insurance — 2.2%
Hub International Ltd. (a)	7.875%	10/01/21	$2,965,000	$3,087,306
KIRS Midco 3 plc (a)(b)	8.625%	07/15/23	4,670,000	4,833,450
MGIC Investment Corp.	5.750%	08/15/23	5,948,000	6,505,625
				14,426,381

Leisure — 3.4%
CCM Merger, Inc. (a)	6.000%	03/15/22	6,576,000	6,748,620
Golden Nugget, Inc. (a)(b)	6.750%	10/15/24	5,735,000	5,835,363
Rivers Pittsburgh Borrower LP (a)	6.125%	08/15/21	8,719,000	8,653,607
Station Casinos LLC (a)(b)	5.000%	10/01/25	720,000	723,600
				21,961,190

Media — 8.7%
Altice SA (a)(b)	7.750%	05/15/22	8,210,000	8,045,800
Altice SA (a)(b)	8.125%	01/15/24	800,000	836,000
Cimpress NV (a)	7.000%	04/01/22	29,814,000	30,708,419
CSC Holdings LLC (a)	10.125%	01/15/23	977,000	1,100,346
Liberty Interactive LLC (b)	8.250%	02/01/30	7,557,000	8,199,345
Radio One, Inc. (a)	7.375%	04/15/22	7,675,000	7,655,813
				56,545,723

Real Estate — 4.1%
Crescent Communities, Inc. (a)	8.875%	10/15/21	10,456,000	11,083,360
iStar Financial, Inc.	5.000%	07/01/19	2,350,000	2,361,750
iStar Financial, Inc. (b)	4.625%	09/15/20	7,650,000	7,764,750
Kennedy Wilson, Inc. (b)	5.875%	04/01/24	5,717,000	5,902,803
				27,112,663

Retail — 6.4%
Arch Merger Sub, Inc. (a)(b)	8.500%	09/15/25	18,465,000	17,080,124
FirstCash, Inc. (b)	5.375%	06/01/24	225,000	234,563
L Brands, Inc. (b)	6.875%	11/01/35	4,986,000	5,035,860
L Brands, Inc. (b)	6.750%	07/01/36	900,000	900,000
Nathan's Famous, Inc. (a)	6.625%	11/01/25	7,445,000	7,724,188
Signet UK Finance plc (b)	4.700%	06/15/24	9,045,000	8,904,074
Tesco plc (a)(b)	6.150%	11/15/37	2,085,000	2,269,489
				42,148,298

Services — 2.4%
Diebold, Inc. (b)	8.500%	04/15/24	12,456,000	13,234,500
Laureate Education, Inc. (a)	8.250%	05/01/25	1,349,000	1,429,940
Ritchie Bros. Auctioneers, Inc. (a)(b)	5.375%	01/15/25	1,245,000	1,285,463
				15,949,903

Technology & Electronics — 3.4%
Conduent, Inc. (a)(b)	10.500%	12/15/24	18,645,000	21,884,569
Match Group, Inc.	6.375%	06/01/24	101,000	109,459
				21,994,028

Telecommunications — 7.5%
CB Escrow Corp. (a)(b)	8.000%	10/15/25	6,380,000	6,475,700
Cincinnati Bell, Inc. (a)(b)	7.000%	07/15/24	13,016,000	12,918,380
Cogent Communications, Inc. (a)	5.625%	04/15/21	19,080,000	19,270,800
Cogent Communications, Inc. (a)	5.375%	03/01/22	1,007,000	1,057,350
Frontier Communications, Inc. (b)	9.250%	07/01/21	11,503,000	9,058,613
				48,780,843

Transportation — 0.1%
Mobile Mini, Inc.	5.875%	07/01/24	495,000	519,750
United Continental Holdings, Inc. (b)	4.250%	10/01/22	250,000	250,625
				770,375

Total Corporate Bonds				$567,749,470

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 77

Diamond Hill Corporate Credit Fund
Schedule of Investments (Continued)
December 31, 2017

	Shares	Fair Value
Registered Investment Companies — 23.5%
Diamond Hill Short Duration Total Return Fund, Class Y(c)	2,578,819	$26,071,860
State Street Institutional Liquid Reserves Fund, Premier Class, 1.43%(d)	44,265,488	44,261,061
State Street Navigator Securities Lending Portfolio I, 1.49%(d)	83,038,990	83,038,990

Total Registered Investment Companies		$153,371,911

Total Investment Securities — 110.7%
(Cost $717,410,498)		$722,195,193

Net Other Assets (Liabilities) — (10.7)%		(69,823,576)

Net Assets — 100.0%		$652,371,617

(a)	Restricted securities not registered under the Securities Act of 1933. The total fair value of these securities as of December 31, 2017 was $297,157,870, representing 45.6% of net assets.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $81,361,198.
(c)	Affiliated fund.
(d)	The rate shown is the effective interest rate as of December 31, 2017.

*

Restricted and illiquid securities not registered under the securities act of 1933 and values at fair value by the Fair Value Committee based on procedures approved by the Board of Trustees are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Alesco Preferred Funding Ltd. IV, Class PNN	December-04	$621,631	$234,877	0.04%
Alesco Preferred Funding Ltd., Class PPNE	March-05	336,608	121,233	0.02%
Fort Sheridan ABS CDO Ltd., Series 05-1A, Class PPN2	March-05	514,809	274,079	0.04%
Taberna Preferred Funding Ltd., Class PPN2	March-05	1,043,816	443,623	0.07%
		$2,516,864	$1,073,812	0.17%

A/S – Aktieselskab

NV – Naamloze Vennootschap

plc – Public Limited Company

SA – Societe Anonyme

See accompanying Notes to Financial Statements.

78 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund
Schedule of Investments
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Corporate Bonds — 94.8%
ABS-Other — 0.8%
Access Point Financial, Series 2017-A (a)	5.820%	04/15/29	$250,000	$248,362

Auto Loan — 2.4%
CIG Auto Receivables Trust, Series 2017-1A (a)	5.330%	12/16/24	400,000	398,332
CPS Auto Trust, Series 2017-A (a)	7.070%	04/15/24	250,000	264,177
Honor Automobile Trust Securitization, Series 2016-1A (a)	8.050%	11/15/22	100,000	102,556
				765,065

Banking — 6.1%
Popular, Inc.	7.000%	07/01/19	1,820,000	1,892,800

Basic Industry — 7.3%
Century Communities, Inc.	6.875%	05/15/22	100,000	105,000
Century Communities, Inc.	5.875%	07/15/25	750,000	753,750
Mueller Industries, Inc.	6.000%	03/01/27	700,000	715,750
NCI Building Systems, Inc. (a)	8.250%	01/15/23	650,000	689,000
				2,263,500

Consumer — 1.9%
Arcadia Receivables Credit Trust, Series 2017-1 (a)	5.500%	06/15/23	223,000	227,024
Avant Loans Funding Trust, Series 2015-A (a)	7.750%	08/16/21	203,215	206,325
Upstart Securitization Trust, Series 2017-1 (a)	6.350%	06/20/24	150,000	152,652
				586,001

Consumer Goods — 5.4%
Clearwater Seafoods, Inc. (a)	6.875%	05/01/25	100,000	100,500
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc. (a)	8.500%	12/15/22	325,000	322,562
DS Services of America, Inc. (a)	10.000%	09/01/21	14,000	14,700
KAR Auction Services, Inc. (a)(b)	5.125%	06/01/25	150,000	153,750
Mattel, Inc.	6.750%	12/31/25	300,000	304,035
Pilgrim's Pride Corp. (a)	5.875%	09/30/27	525,000	540,750
Treehouse Foods, Inc. (a)	6.000%	02/15/24	225,000	234,000
				1,670,297

Energy — 13.9%
Diamondback Energy, Inc.	5.375%	05/31/25	600,000	617,250
Energen Corp.	7.125%	02/15/28	2,525,000	2,676,500
Welltec A/S (a)	9.500%	12/01/22	1,025,000	1,030,125
				4,323,875

Equipment — 0.8%
Ascentium Equipment Receivables Trust, Series 2016-2A (a)	6.790%	10/10/24	100,000	103,937
LEAF II Receivables Funding LLC, Series 2017-1 (a)	5.990%	09/15/24	150,000	150,952
				254,889

Financial Services — 18.0%
Alliance Data Systems Corp. (a)	6.375%	04/01/20	300,000	302,235
Alliance Data Systems Corp. (a)	5.375%	08/01/22	1,050,000	1,057,875
Credit Acceptance Corp.	7.375%	03/15/23	400,000	419,000
Freedom Mortgage Corp. (a)	8.125%	11/15/24	500,000	509,375
Nationstar Mortgage/Capital Corp.	6.500%	08/01/18	202,000	202,343
Nationstar Mortgage/Capital Corp.	9.625%	05/01/19	768,000	790,080
Nationstar Mortgage/Capital Corp.	7.875%	10/01/20	475,000	485,094
Nationstar Mortgage/Capital Corp.	6.500%	06/01/22	750,000	757,500
Provident Funding Associates LP (a)	6.375%	06/15/25	250,000	262,500
Quicken Loans, Inc. (a)	5.750%	05/01/25	200,000	207,002

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 79

Diamond Hill High Yield Fund
Schedule of Investments (Continued)
December 31, 2017

	Coupon	Maturity	Shares/ Par Value	Fair Value
Corporate Bonds — 94.8% continued
Financial Services — 18.0% continued
USIS Merger Sub, Inc. (a)(b)	6.875%	05/01/25	$600,000	$606,000
				5,599,004

Health Care — 5.1%
Davita Healthcare Partners, Inc. (b)	5.125%	07/15/24	175,000	176,750
Greatbatch Ltd. (a)	9.125%	11/01/23	250,000	271,250
HCA Holdings, Inc.	7.750%	07/15/36	575,000	649,750
Kindred Healthcare, Inc.	8.750%	01/15/23	475,000	503,500
				1,601,250

Insurance — 0.9%
Hub International Ltd. (a)	7.875%	10/01/21	275,000	286,344

Leisure — 3.1%
CCM Merger, Inc. (a)	6.000%	03/15/22	100,000	102,625
Golden Nugget, Inc. (a)	6.750%	10/15/24	400,000	407,000
Rivers Pittsburgh Borrower LP (a)	6.125%	08/15/21	400,000	397,000
Station Casinos LLC (a)	5.000%	10/01/25	50,000	50,250
				956,875

Media — 7.6%
Altice SA (a)(b)	7.750%	05/15/22	225,000	220,500
Altice SA (a)(b)	8.125%	01/15/24	200,000	209,000
Cimpress NV (a)	7.000%	04/01/22	1,275,000	1,313,250
Liberty Interactive LLC (b)	8.250%	02/01/30	250,000	271,250
Radio One, Inc. (a)	7.375%	04/15/22	350,000	349,125
				2,363,125

Non Agency CMBS — 0.8%
Fort CRE LLC, Series 2016-1A (1MO LIBOR + 800) (a)(c)	9.213%	05/21/36	250,000	253,837

Non Agency MBS CMO — 0.3%
CAM Mortgage Trust, Series 2016-2 (a)	5.000%	06/15/57	100,000	99,863

Real Estate — 2.6%
Crescent Communities, Inc. (a)	8.875%	10/15/21	594,000	629,640
Kennedy Wilson, Inc.	5.875%	04/01/24	175,000	180,687
				810,327

Retail — 6.9%
Arch Merger Sub, Inc. (a)	8.500%	09/15/25	1,100,000	1,017,500
FirstCash, Inc. (b)	5.375%	06/01/24	25,000	26,063
L Brands, Inc. (b)	6.875%	11/01/35	200,000	202,000
L Brands, Inc.	6.750%	07/01/36	75,000	75,000
Nathan's Famous, Inc. (a)	6.625%	11/01/25	400,000	415,000
Rite Aid Corp.	9.250%	03/15/20	250,000	253,700
Signet UK Finance plc (b)	4.700%	06/15/24	150,000	147,663
				2,136,926

Services — 1.9%
Diebold, Inc.	8.500%	04/15/24	475,000	504,688
Laureate Education, Inc. (a)	8.250%	05/01/25	75,000	79,500
				584,188

Technology & Electronics — 2.5%
Conduent, Inc. (a)(b)	10.500%	12/15/24	675,000	792,281

Telecommunications — 5.5%
CB Escrow Corp. (a)(b)	8.000%	10/15/25	710,000	720,650
Cogent Communications, Inc. (a)	5.625%	04/15/21	350,000	353,500
Frontier Communications, Inc. (b)	9.250%	07/01/21	800,000	630,000
				1,704,150

Transportation — 1.0%
Continental Airlines Pass-Through Trust, Series 2012-1	6.250%	10/11/21	42,969	45,040
Continental Airlines Pass-Through Trust, Series 2012-2	5.500%	04/29/22	133,423	139,254
Mobile Mini, Inc.	5.875%	07/01/24	25,000	26,250
U.S. Airways Pass-Through Trust, Series 2012-2	6.750%	12/03/22	85,754	93,138
				303,682

Total Corporate Bonds				$29,496,641

80 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund
Schedule of Investments (Continued)
December 31, 2017

	Shares	Fair Value
Registered Investment Companies — 13.8%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.43%(d)	1,053,841	$1,053,736
State Street Navigator Securities Lending Portfolio I, 1.49%(d)	3,249,893	3,249,893

Total Registered Investment Companies		$4,303,629

Total Investment Securities — 108.6%
(Cost $33,194,202)		$33,800,270

Net Other Assets (Liabilities) — (8.6)%		(2,696,601)

Net Assets — 100.0%		$31,103,669

(a)	Restricted securities not registered under the Securities Act of 1933. The total fair value of these securities as of December 31, 2017 was $15,852,806, representing 51.0% of net assets.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2017 was $3,183,679.
(c)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2017. The benchmark on which the rate is calculated is shown parenthetically.
(d)	The rate shown is the effective interest rate as of December 31, 2017.

A/S – Aktieselskab

LIBOR – London Interbank Offered Rate

NV – Naamloze Vennootschap

plc – Public Limited Company

SA – Societe Anonyme

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 81

Diamond Hill Funds
Tabular Presentation of Schedules of Investments
December 31, 2017 (Unaudited)

Diamond Hill Small Cap Fund
Sector Allocation	% of Net Assets
Financials	20.5%
Industrials	20.4%
Consumer Discretionary	13.0%
Information Technology	9.2%
Real Estate	7.5%
Consumer Staples	4.9%
Energy	3.5%
Health Care	3.4%
Utilities	2.2%
Telecommunication Services	0.7%
Registered Investment Companies	26.6%
Other
Net Other Assets (Liabilities)	-11.9%
100.0%

Russell 2000 Index Sector Allocation	% of Index
Financials	17.8%
Industrials	15.2%
Consumer Discretionary	12.5%
Information Technology	16.6%
Real Estate	6.7%
Consumer Staples	2.8%
Energy	4.0%
Health Care	15.5%
Utilities	3.5%
Telecommunication Services	0.8%
Materials	4.6%
100.0%

Diamond Hill Small-Mid Cap Fund
Sector Allocation	% of Net Assets
Financials	25.3%
Consumer Discretionary	14.8%
Industrials	11.6%
Consumer Staples	9.5%
Information Technology	9.0%
Real Estate	8.2%
Health Care	4.6%
Energy	2.8%
Materials	2.8%
Utilities	2.5%
Registered Investment Companies	17.4%
Other
Net Other Assets (Liabilities)	-8.5%
100.0%

Russell 2500 Index Sector Allocation	% of Index
Financials	16.2%
Consumer Discretionary	12.7%
Industrials	16.4%
Consumer Staples	2.9%
Information Technology	16.4%
Real Estate	9.2%
Health Care	11.4%
Energy	4.5%
Materials	6.1%
Utilities	3.7%
Telecommunication Services	0.5%
100.0%

82 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2017 (Unaudited)

Diamond Hill Mid Cap Fund
Sector Allocation	% of Net Assets
Financials	28.1%
Consumer Discretionary	16.9%
Industrials	11.8%
Consumer Staples	8.8%
Information Technology	7.2%
Real Estate	6.1%
Health Care	4.0%
Materials	2.9%
Energy	2.9%
Utilities	1.6%
Registered Investment Companies	16.9%
Other
Net Other Assets (Liabilities)	-7.2%
100.0%

Russell Midcap Index Sector Allocation	% of Index
Financials	14.6%
Consumer Discretionary	14.4%
Industrials	14.3%
Consumer Staples	4.1%
Information Technology	15.8%
Real Estate	9.4%
Health Care	9.4%
Materials	6.0%
Energy	5.8%
Utilities	5.8%
Telecommunication Services	0.4%
100.0%

Diamond Hill Large Cap Fund
Sector Allocation	% of Net Assets
Financials	27.6%
Consumer Discretionary	17.4%
Health Care	13.7%
Information Technology	12.1%
Consumer Staples	11.8%
Industrials	8.3%
Energy	3.8%
Materials	3.8%
Registered Investment Companies	2.9%
Other
Net Other Assets (Liabilities)	-1.4%
100.0%

Russell 1000 Index Sector Allocation	% of Index
Financials	14.9%
Consumer Discretionary	13.1%
Health Care	13.2%
Information Technology	23.4%
Consumer Staples	7.1%
Industrials	10.5%
Energy	5.9%
Materials	3.4%
Real Estate	3.6%
Utilities	2.9%
Telecommunication Services	2.0%
100.0%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 83

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2017 (Unaudited)

Diamond Hill All Cap Select Fund
Sector Allocation	% of Net Assets
Financials	32.1%
Consumer Discretionary	19.0%
Industrials	18.9%
Consumer Staples	10.3%
Information Technology	6.9%
Health Care	5.4%
Materials	1.8%
Real Estate	1.5%
Registered Investment Companies	5.6%
Other
Net Other Assets (Liabilities)	-1.5%
100.0%

Russell 3000 Index Sector Allocation	% of Index
Financials	15.1%
Consumer Discretionary	13.0%
Industrials	10.9%
Consumer Staples	6.8%
Information Technology	22.9%
Health Care	13.3%
Materials	3.5%
Real Estate	3.8%
Energy	5.8%
Utilities	3.0%
Telecommunication Services	1.9%
100.0%

Diamond Hill Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Financials	24.6%
Consumer Discretionary	15.5%
Information Technology	13.8%
Industrials	12.1%
Consumer Staples	6.7%
Health Care	6.7%
Energy	2.5%
Materials	1.7%
Registered Investment Companies	42.5%

Short Portfolio Sector Allocation	% of Net Assets
Consumer Discretionary	-9.6%
Financials	-3.7%
Health Care	-2.5%
Information Technology	-2.4%
Utilities	-1.6%
Consumer Staples	-1.6%
Energy	-1.5%
Industrials	-1.5%
Cash and Cash Equivalents	-0.2%
Other
Segregated Cash With Custodian	25.4%
Net Other Assets (Liabilities)	-26.9%
100.0%

Russell 1000 Index Sector Allocation	% of Index
Financials	14.9%
Consumer Discretionary	13.1%
Information Technology	23.4%
Industrials	10.5%
Consumer Staples	7.1%
Health Care	13.2%
Energy	5.9%
Materials	3.4%
Real Estate	3.6%
Utilities	2.9%
Telecommunication Services	2.0%
100.0%

84 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2017 (Unaudited)

Diamond Hill Research Opportunities Fund
Long Portfolio Sector Allocation	% of Net Assets
Consumer Discretionary	23.1%
Financials	19.4%
Industrials	19.2%
Health Care	14.7%
Information Technology	14.3%
Real Estate	3.3%
Materials	2.8%
Consumer Staples	2.4%
Telecommunication Services	2.4%
Energy	1.7%
Registered Investment Companies	24.9%

Short Portfolio Sector Allocation	% of Net Assets
Consumer Discretionary	-6.0%
Financials	-3.4%
Information Technology	-3.2%
Health Care	-2.4%
Industrials	-1.5%
Energy	-0.9%
Utilities	-0.6%
Telecommunication Services	-0.4%
Real Estate	-0.2%
Other
Segregated Cash With Custodian	18.2%
Net Other Assets (Liabilities)	-27.8%
100.0%

Russell 3000 Index Sector Allocation	% of Index
Consumer Discretionary	13.0%
Financials	15.1%
Industrials	10.9%
Health Care	13.3%
Information Technology	22.9%
Real Estate	3.8%
Materials	3.5%
Consumer Staples	6.8%
Telecommunication Services	1.9%
Energy	5.8%
Utilities	3.0%
100.0%

Diamond Hill Financial Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Banks, Thrifts & Mortgage Finance	34.1%
Insurance	19.1%
REITs & Real Estate Management	13.8%
Capital Markets	10.4%
Consumer Financial Services	7.4%
Diversified Financial Services	5.3%
IT Services	1.2%
Registered Investment Companies	33.3%

Short Portfolio Sector Allocation	% of Net Assets
Insurance	-7.0%
Banks, Thrifts & Mortgage Finance	-4.3%
IT Services	-1.0%
REITs & Real Estate Management	-0.5%
Other
Segregated Cash With Custodian	13.1%
Net Other Assets (Liabilities)	-24.9%
100.0%

Russell 3000 Financials Index Sector Allocation	% of Index
Banks, Thrifts & Mortgage Finance	32.3%
Insurance	13.2%
REITs & Real Estate Management	19.0%
Capital Markets	13.7%
Consumer Financial Services	3.7%
Diversified Financial Services	6.8%
IT Services	11.3%
100.0%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 85

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2017 (Unaudited)

Diamond Hill Short Duration Total Return Fund
Sector Allocation	% of Net Assets
Securitized	84.7%
Corporate Credit	9.5%
Treasury	4.1%
Registered Investment Companies	2.7%
Other
Net Other Assets (Liabilities)	-1.0%
100.0%

Bloomberg Barclays U.S. 1-3 Yr. Gov./Credit Index Sector Allocation	% of Index
Treasury	62.5%
Corporate Credit	24.3%
Non-Corporate Credit	8.0%
Agency	5.2%
100.0%

Diamond Hill Core Bond Fund
Sector Allocation	% of Net Assets
Securitized	54.7%
Corporate Credit	19.2%
Treasury	18.8%
Government Related	1.5%
Registered Investment Companies	13.1%
Other
Net Other Assets (Liabilities)	-7.3%
100.0%

Bloomberg Barclays U.S. Aggregate Index Sector Allocation	% of Index
Treasury	37.0%
Agency RMBS/CMBS	28.8%
Corporate Credit	25.7%
Non-Corporate Credit	5.2%
Agency	1.7%
Non-Agency RMBS/CMBS	1.1%
Asset-Backed Securities	0.5%
100.0%

86 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2017 (Unaudited)

Diamond Hill Corporate Credit Fund
Sector Allocation	% of Net Assets
Financial Services	19.2%
Basic Industry	10.7%
Media	8.7%
Telecommunications	7.5%
Retail	6.4%
Banking	6.4%
Energy	6.0%
Real Estate	4.1%
Technology & Electronics	3.4%
Leisure	3.4%
Consumer Goods	3.4%
Health Care	3.1%
Services	2.4%
Insurance	2.2%
Transportation	0.1%
Registered Investment Companies	23.5%
Other
Collateralized Debt Obligations	0.2%
Net Other Assets (Liabilities)	-10.7%
100.0%

ICE BofAML U.S. Corporate & High Yield Index Sector Allocation	% of Index
Financial Services	2.5%
Basic Industry	5.6%
Media	4.7%
Telecommunications	5.4%
Retail	3.7%
Banking	19.2%
Energy	11.9%
Real Estate	2.1%
Technology & Electronics	7.5%
Leisure	0.9%
Consumer Goods	5.7%
Health Care	8.8%
Services	1.8%
Insurance	3.7%
Transportation	2.0%
Utilities	7.0%
Capital Goods	4.9%
Automotive	2.6%
100.0%

Diamond Hill High Yield Fund
Sector Allocation	% of Net Assets
Financial Services	18.0%
Energy	13.9%
Media	7.6%
Basic Industry	7.3%
Retail	6.9%
Banking	6.1%
Telecommunications	5.5%
Consumer Goods	5.4%
Health Care	5.1%
Leisure	3.1%
Real Estate	2.6%
Technology & Electronics	2.5%
Auto Loan	2.4%
Consumer	1.9%
Services	1.9%
Transportation	1.0%
Insurance	0.9%
Equipment	0.8%
Non Agency CMBS	0.8%
ABS - Other	0.8%
Non Agency MBS CMO	0.3%
Registered Investment Companies	13.8%
Other
Net Other Assets (Liabilities)	-8.6%
100.0%

ICE BofAML U.S. High Yield Index Sector Allocation	% of Index
Financial Services	3.9%
Energy	14.3%
Media	11.4%
Basic Industry	12.2%
Retail	4.8%
Banking	3.3%
Telecommunications	9.1%
Consumer Goods	2.8%
Health Care	10.2%
Leisure	4.2%
Real Estate	0.8%
Technology & Electronics	5.9%
Services	5.4%
Transportation	0.9%
Insurance	1.0%
Capital Goods	5.2%
Utilities	2.5%
Automotive	2.1%
100.0%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 87

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2017

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund
Assets
Investment in unaffiliated securities, at cost	$1,143,298,460	$2,209,326,737	$113,789,708
Investment in affiliated securities, at cost	56,525,165	47,131,941	2,161,797
Investment securities, at fair value — including $174,409,434, $213,571,072, $8,396,015, $84,647,687, $2,760,348, $1,240,688,213, $16,654,844, $8,461,616, $5,033,679 and $3,309,210 of securities loaned	$1,610,616,385	$2,678,435,249	$128,680,159
Investment in affiliated securities, at fair value	56,711,326	47,270,443	2,163,880
Cash	—	—	—
Cash deposits with custodian for securities sold short	—	—	—
Receivable for fund shares issued	1,001,075	2,222,251	186,168
Receivable for dividends and interest	3,461,768	3,294,063	125,994
Receivable for investments sold	1,956,696	5,492,461	17,956
Prepaid expenses and other assets	15,985	12,828	642
Total Assets	1,673,763,235	2,736,727,295	131,174,799

Liabilities
Securities sold short, at fair value (proceeds $—, $—, $—, $—, $—, $933,760,090, $9,842,266, $3,220,871, $— and $—)	—	—	—
Payable for securities purchased	406,115	84,583	253,577
Payable for expenses and fees on securities sold short	—	—	—
Payable for fund shares redeemed	1,311,296	1,925,695	101,885
Payable for return of collateral received	180,617,431	219,930,698	8,641,780
Payable to Investment Adviser	1,019,621	1,601,680	61,708
Payable to Administrator	228,897	299,898	16,816
Accrued distribution and service fees	116,914	81,376	5,475
Payable to accountant and custodian	—	—	—
Total Liabilities	183,700,274	223,923,930	9,081,241

Net Assets	$1,490,062,961	$2,512,803,365	$122,093,558

Components of Net Assets
Paid-in capital	$1,007,887,746	$2,056,569,883	$107,750,444
Accumulated net investment income (loss)	(7,912,455)	(2,843,931)	—
Accumulated net realized gains (losses) from investment transactions	22,583,584	(10,169,601)	(549,420)
Net unrealized appreciation (depreciation) on investments	467,504,086	469,247,014	14,892,534
Net Assets	$1,490,062,961	$2,512,803,365	$122,093,558
Net Assets
Class A Shares	$357,511,668	$229,411,283	$25,852,527
Class C Shares	$46,868,024	$37,472,453	$—
Class I Shares	$877,912,912	$1,114,336,693	$63,297,948
Class Y Shares	$207,770,357	$1,131,582,936	$32,943,083
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	10,035,575	10,315,747	1,893,157
Class C Shares	1,512,920	1,837,650	—
Class I Shares	24,282,737	49,639,937	4,620,940
Class Y Shares	5,744,347	50,307,806	2,398,992
Net Asset Value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$35.62	$22.24	$13.66
Class C Shares(A)	$30.98	$20.39	$—
Class I Shares	$36.15	$22.45	$13.70
Class Y Shares	$36.17	$22.49	$13.73
Maximum Offering Price
Maximum sales charge — Class A Shares	5.00%	5.00%	5.00%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$37.49	$23.41	$14.38

(A)	Redemption price per share varies based on the holding period.

See accompanying Notes to Financial Statements.

88 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Large Cap Fund	All Cap Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Short Duration Total Return Fund	Core Bond Fund

$4,389,010,555	$149,330,723	$4,749,676,292	$77,262,544	$38,410,841	$315,533,432	$47,527,436
—	2,824,256	83,187,493	—	—	—	—
$5,929,971,746	$182,295,284	$5,929,366,852	$88,324,549	$43,568,034	$316,160,141	$47,025,019
—	2,834,923	83,461,099	—	—	—	—
—	—	—	18,389	—	7,277	—
—	—	1,212,532,828	12,555,367	4,591,593	—	—
11,526,251	125,080	6,497,729	76,886	59,926	1,030,387	975
6,562,043	167,887	5,890,053	102,334	51,180	1,000,064	186,996
9,870,087	—	4,671,017	2,550,888	8,504	—	—
—	931	22,913	48	—	—	—
5,957,930,127	185,424,105	7,242,442,491	103,628,461	48,279,237	318,197,869	47,212,990

—	—	1,174,144,423	12,817,135	4,468,899	—	—
10,767,967	1,217	19,075,189	4,723,745	—	—	—
—	—	1,316,939	10,964	4,980	—	—
10,158,503	46	3,654,491	3,327	63,805	—	—
86,832,070	2,872,254	1,272,963,558	17,119,913	8,709,919	5,135,620	3,373,430
2,467,618	99,755	3,648,437	53,663	28,058	91,920	11,139
879,241	24,864	727,408	9,496	5,791	28,681	4,222
382,220	12,199	174,600	5,137	3,635	4,343	730
393	—	12,670	—	—	—	—
111,488,012	3,010,335	2,475,717,715	34,743,380	13,285,087	5,260,564	3,389,521

$5,846,442,115	$182,413,770	$4,766,724,776	$68,885,081	$34,994,150	$312,937,305	$43,823,469

$4,300,430,798	$148,988,926	$3,847,605,698	$60,821,413	$31,025,902	$311,929,214	$44,346,184
351,642	608,298	—	(113,398)	3,567	77,599	3,751
4,698,484	(158,682)	(20,460,755)	89,930	55,516	303,783	(24,049)
1,540,961,191	32,975,228	939,579,833	8,087,136	3,909,165	626,709	(502,417)
$5,846,442,115	$182,413,770	$4,766,724,776	$68,885,081	$34,994,150	$312,937,305	$43,823,469

$1,346,868,870	$13,480,438	$358,394,529	$10,533,087	$9,242,839	$20,510,586	$3,479,649
$115,257,254	$11,072,086	$115,008,561	$2,809,782	$1,915,530	$—	$—
$3,538,858,544	$136,233,011	$4,032,586,224	$35,020,820	$23,835,781	$61,136,329	$9,604,251
$845,457,447	$21,628,235	$260,735,462	$20,521,392	$—	$231,290,390	$30,739,569

50,913,847	842,249	13,911,925	447,134	374,683	2,029,638	353,371
4,596,784	732,912	4,991,054	125,410	84,967	—	—
132,950,216	8,458,452	152,824,375	1,469,806	963,318	6,047,835	975,349
31,736,178	1,340,447	9,841,511	859,530	—	22,872,647	3,120,135

$26.45	$16.01	$25.76	$23.56	$24.67	$10.11	$9.85
$25.07	$15.11	$23.04	$22.40	$22.54	$—	$—
$26.62	$16.11	$26.39	$23.83	$24.74	$10.11	$9.85
$26.64	$16.14	$26.49	$23.88	$—	$10.11	$9.85

5.00%	5.00%	5.00%	5.00%	5.00%	2.25%	3.50%
$27.84	$16.85	$27.12	$24.80	$25.97	$10.34	$10.21

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 89

Diamond Hill Funds
Statements of Assets & Liabilities (Continued)
December 31, 2017

	Corporate Credit Fund	High Yield Fund
Assets
Investment in unaffiliated securities, at cost	$691,466,793	$33,194,202
Investment in affiliated securities, at cost	25,943,705	—
Investment securities, at fair value — including $81,361,198 and $3,183,679 of securities loaned	$696,123,333	$33,800,270
Investment in affiliated securities, at fair value	26,071,860	—
Receivable for fund shares issued	2,453,565	891
Receivable for dividends and interest	11,364,658	568,878
Prepaid expenses and other assets	7,687	—
Total Assets	736,021,103	34,370,039

Liabilities
Payable for fund shares redeemed	225,616	178
Payable for return of collateral received	83,038,990	3,249,893
Payable to Investment Adviser	247,707	12,920
Payable to Administrator	100,798	3,314
Accrued distribution and service fees	36,375	65
Total Liabilities	83,649,486	3,266,370

Net Assets	$652,371,617	$31,103,669

Components of Net Assets
Paid-in capital	$647,910,392	$30,473,486
Accumulated net investment income	(36,540)	3,955
Accumulated net realized gains (losses) from investment transactions	(286,930)	20,160
Net unrealized appreciation on investments	4,784,695	606,068
Net Assets	$652,371,617	$31,103,669
Net Assets
Class A Shares	$64,203,573	$295,833
Class C Shares	$26,655,952	$—
Class I Shares	$536,203,125	$14,185,252
Class Y Shares	$25,308,967	$16,622,584
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	5,674,142	27,456
Class C Shares	2,364,029	—
Class I Shares	47,541,030	1,316,050
Class Y Shares	2,245,132	1,542,648
Net Asset Value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$11.32	$10.77
Class C Shares(A)	$11.28	$—
Class I Shares	$11.28	$10.78
Class Y Shares	$11.27	$10.78
Maximum Offering Price
Maximum sales charge — Class A Shares	3.50%	3.50%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.73	$11.16

(A)	Redemption price per share varies based on the holding period.

See accompanying Notes to Financial Statements.

90 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2017

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund	All Cap Select Fund
Investment Income
Dividends	$19,972,846	$30,457,408	$1,265,922	$94,962,078	$1,949,616
Income distributions from affiliated investments	2,059,800	1,504,649	51,372	—	95,138
Securities lending income	435,515	720,602	30,155	296,400	10,682
Foreign taxes withheld	(109,824)	(125,498)	(2,358)	—	—
Total Investment Income	22,358,337	32,557,161	1,345,091	95,258,478	2,055,436

Expenses
Investment advisory fees	12,930,599	18,239,040	597,682	24,669,522	1,039,154
Administration fees	2,981,966	3,548,924	164,119	8,983,576	266,514
Distribution fees — Class A	982,049	635,785	54,329	3,155,222	35,049
Distribution and service fees — Class C	494,479	405,180	—	1,060,125	113,623
Other fees	2,617	7,690	2,019	10,770	1,973
Total Expenses	17,391,710	22,836,619	818,149	37,879,215	1,456,313
Advisory fees waived by Advisor	(211,925)	(153,298)	(5,090)	—	(9,733)
Net Expenses	17,179,785	22,683,321	813,059	37,879,215	1,446,580

Net Investment Income	5,178,552	9,873,840	532,032	57,379,263	608,856

Realized and Unrealized Gains on Investments
Net realized gains on security sales	147,218,437	66,260,357	977,014	216,008,773	16,146,928
Net realized gains on sales from affiliated investments	65,225	—	—	—	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	5,711,218	125,297,244	8,128,086	635,590,500	10,843,115
Net change in unrealized appreciation (depreciation) on affiliated investments	471,096	317,124	5,085	—	21,660
Net Realized and Unrealized Gains on Investments	153,465,976	191,874,725	9,110,185	851,599,273	27,011,703

Change in Net Assets from Operations	$158,644,528	$201,748,565	$9,642,217	$908,978,536	$27,620,559

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 91

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2017

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Short Duration Total Return Fund	Core Bond Fund
Investment Income
Dividends	$72,585,869	$690,686	$538,702	$108,813	$20,093
Income distributions from affiliated investments	2,578,136	—	—	—	—
Interest	5,070,546	81,474	21,485	9,953,498	1,189,942
Securities lending income	1,223,819	22,312	12,589	11,789	5,782
Foreign taxes withheld	(206,949)	(5,206)	(2,231)	—	—
Total Investment Income	81,251,421	789,266	570,545	10,074,100	1,215,817

Expenses
Investment advisory fees	42,220,255	573,200	310,832	932,455	126,451
Administration fees	8,652,096	100,458	65,680	269,872	48,740
Distribution fees — Class A	1,014,381	21,200	22,630	19,645	7,185
Distribution and service fees — Class C	1,288,072	28,136	18,379	—	—
Other fees	—	10,524	1,870	2,226	1,587
Expenses and fees on securities sold short	26,730,640	238,320	147,578	—	—
Total Expenses	79,905,444	971,838	566,969	1,224,198	183,963
Advisory fees waived by Advisor	(260,623)	—	—	—	—
Net Expenses	79,644,821	971,838	566,969	1,224,198	183,963

Net Investment Income (Loss)	1,606,600	(182,572)	3,576	8,849,902	1,031,854

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	(247,239,323)	5,954,064	3,007,004	1,174,769	59,298
Net realized gains (losses) on closed short positions	308,978,428	(2,872,262)	(82,821)	—	—
Net realized losses on foreign currency transactions	—	(2,626)	—	—	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments and foreign currency translations	200,409,275	4,490,196	681,514	1,207,100	609,589
Net change in unrealized appreciation (depreciation) on affiliated investments	507,017	—	—	—	—
Net Realized and Unrealized Gains on Investments	262,655,397	7,569,372	3,605,697	2,381,869	668,887

Change in Net Assets from Operations	$264,261,997	$7,386,800	$3,609,273	$11,231,771	$1,700,741

See accompanying Notes to Financial Statements.

92 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2017

	Corporate Credit Fund	High Yield Fund
Investment Income
Dividends	$595,824	$15,923
Income distributions from affiliated investments	759,822	—
Interest	35,118,650	2,012,072
Securities Lending Income	214,656	15,623
Total Investment Income	36,688,952	2,043,618

Expenses
Investment advisory fees	2,746,222	148,144
Administration fees	1,151,809	42,021
Distribution fees — Class A	194,707	662
Distribution and service fees — Class C	281,186	—
Other fees	2,982	1,858
Total Expenses	4,376,906	192,685
Advisory fees waived by Advisor	(76,801)	—
Net Expenses	4,300,105	192,685

Net Investment Income	32,388,847	1,850,933

Realized and Unrealized Gains on Investments
Net realized gains on security sales	3,594,371	886,142
Net change in unrealized appreciation (depreciation) on unaffiliated investments and foreign currency translations	8,542,297	223,959
Net change in unrealized appreciation (depreciation) on affiliated investments	135,054	—
Net Realized and Unrealized Gains on Investments	12,271,722	1,110,101

Change in Net Assets from Operations	$44,660,569	$2,961,034

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 93

Diamond Hill Funds
Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2016
From Operations
Net investment income	$5,178,552	$3,592,807	$9,873,840	$6,968,028
Net realized gains (losses) on security sales	147,218,437	(8,065,426)	66,260,357	31,870,243
Net realized gains on sales from affiliated investments	65,225	—	—	—
Net change in unrealized appreciation (depreciation) on investments	6,182,314	242,943,587	125,614,368	297,959,119
Change in Net Assets from Operations	158,644,528	238,470,968	201,748,565	336,797,390

Distributions to Shareholders
From net investment income:
Class A	(1,321,528)	—	(303,334)	(161,619)
Class I	(5,991,674)	(2,294,721)	(5,389,337)	(3,246,570)
Class Y	(1,640,786)	(641,703)	(6,497,241)	(3,756,813)
From net realized gains on investments
Class A	(21,620,193)	(10,925,906)	(6,718,003)	(4,780,960)
Class C	(3,195,681)	(1,526,538)	(1,205,479)	(769,671)
Class I	(51,638,884)	(26,235,567)	(32,256,093)	(16,486,738)
Class Y	(12,317,380)	(5,327,247)	(32,514,902)	(15,751,165)
Change in Net Assets from Distributions to Shareholders	(97,726,126)	(46,951,682)	(84,884,389)	(44,953,536)
Change in net assets from capital transactions	(360,698,751)	(56,335,642)	87,305,574	718,023,706

Total Change in Net Assets	(299,780,349)	135,183,644	204,169,750	1,009,867,560

Net Assets:
Beginning of year	1,789,843,310	1,654,659,666	2,308,633,615	1,298,766,055
End of year	$1,490,062,961	$1,789,843,310	$2,512,803,365	$2,308,633,615
Accumulated Net Investment Income (Loss)	$(7,912,455)	$(3,233,090)	$(2,843,931)	$(1,021,312)

See accompanying Notes to Financial Statements.

94 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2016
Capital Transactions
Class A
Proceeds from shares sold	$43,255,689	$82,726,159	$36,452,472	$137,436,730
Reinvested distributions	19,872,410	9,626,149	6,829,088	4,814,331
Payments for shares redeemed	(160,780,052)	(194,313,737)	(116,201,345)	(54,770,817)
Change in Net Assets from Class A Share Transactions	(97,651,953)	(101,961,429)	(72,919,785)	87,480,244
Class C
Proceeds from shares sold	1,046,500	3,070,068	3,119,654	11,927,045
Reinvested distributions	3,046,615	1,437,120	1,083,083	685,334
Payments for shares redeemed	(13,140,561)	(12,977,068)	(11,302,980)	(8,368,229)
Change in Net Assets from Class C Share Transactions	(9,047,446)	(8,469,880)	(7,100,243)	4,244,150
Class I
Proceeds from shares sold	207,519,695	305,649,831	251,743,493	493,904,960
Reinvested distributions	53,175,469	25,565,584	32,592,789	17,836,161
Payments for shares redeemed	(492,010,322)	(250,813,602)	(236,950,259)	(126,982,487)
Change in Net Assets from Class I Share Transactions	(231,315,158)	80,401,813	47,386,023	384,758,634
Class Y
Proceeds from shares sold	65,381,792	38,612,554	269,513,443	352,897,660
Reinvested distributions	13,923,088	5,947,579	38,051,626	18,948,994
Payments for shares redeemed	(101,989,074)	(70,866,279)	(187,625,490)	(130,305,976)
Change in Net Assets from Class Y Share Transactions	(22,684,194)	(26,306,146)	119,939,579	241,540,678
Change in net assets from capital transactions:	$(360,698,751)	$(56,335,642)	$87,305,574	$718,023,706
Share Transactions:
Class A
Issued	1,231,341	2,657,309	1,664,263	7,708,176
Reinvested	566,117	279,180	311,412	226,878
Redeemed	(4,546,243)	(6,105,481)	(5,285,514)	(2,844,030)
Change in shares outstanding	(2,748,785)	(3,168,992)	(3,309,839)	5,091,024
Class C
Issued	33,943	111,230	155,374	684,485
Reinvested	100,251	47,289	53,965	34,931
Redeemed	(425,207)	(458,259)	(559,494)	(463,491)
Change in shares outstanding	(291,013)	(299,740)	(350,155)	255,925
Class I
Issued	5,796,796	9,588,524	11,400,492	25,767,686
Reinvested	1,487,039	729,929	1,465,206	830,989
Redeemed	(13,791,406)	(7,733,812)	(10,707,040)	(6,573,142)
Change in shares outstanding	(6,507,571)	2,584,641	2,158,658	20,025,533
Class Y
Issued	1,822,073	1,195,701	12,148,534	18,030,889
Reinvested	388,760	169,596	1,705,402	880,672
Redeemed	(2,824,566)	(2,090,065)	(8,434,929)	(6,655,846)
Change in shares outstanding	(613,733)	(724,768)	5,419,007	12,255,715
Change in total shares outstanding	(10,161,102)	(1,608,859)	3,917,671	37,628,197

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 95

Diamond Hill Funds
Statements of Changes in Net Assets

	Mid Cap Fund		Large Cap Fund
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2016
From Operations
Net investment income	$532,032	$212,456	$57,379,263	$48,653,773
Net realized gains on security sales	977,014	449,461	216,008,773	212,473,672
Net change in unrealized appreciation (depreciation) on investments	8,133,171	5,916,156	635,590,500	264,890,441
Change in Net Assets from Operations	9,642,217	6,578,073	908,978,536	526,017,886

Distributions to Shareholders
From net investment income:
Class A	(57,610)	(10,415)	(10,246,592)	(12,062,582)
Class C	—	—	(182,822)	(429,502)
Class I	(304,384)	(111,394)	(37,412,120)	(28,190,303)
Class Y	(179,996)	(98,452)	(9,474,688)	(9,297,263)
From net realized gains on investments
Class A	(323,672)	(35,783)	(48,625,612)	(58,242,648)
Class C	—	—	(4,361,901)	(5,004,267)
Class I	(776,190)	(120,917)	(126,753,506)	(106,332,727)
Class Y	(409,536)	(109,823)	(29,965,617)	(32,620,990)
Change in Net Assets from Distributions to Shareholders	(2,051,388)	(486,784)	(267,022,858)	(252,180,282)
Change in net assets from capital transactions	55,685,995	34,151,971	1,126,764,825	363,471,164

Total Change in Net Assets	63,276,824	40,243,260	1,768,720,503	637,308,768

Net Assets:
Beginning of year	58,816,734	18,573,474	4,077,721,612	3,440,412,844
End of year	$122,093,558	$58,816,734	$5,846,442,115	$4,077,721,612
Accumulated Net Investment Income	$—	$1,905	$351,642	$3,182

See accompanying Notes to Financial Statements.

96 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Mid Cap Fund		Large Cap Fund
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2016
Capital Transactions
Class A
Proceeds from shares sold	$22,041,226	$4,617,678	$219,577,307	$141,843,093
Reinvested distributions	368,762	46,198	58,105,716	68,923,795
Payments for shares redeemed	(5,300,997)	(1,353,700)	(259,447,690)	(253,327,738)
Change in Net Assets from Class A Share Transactions	17,108,991	3,310,176	18,235,333	(42,560,850)
Class C
Proceeds from shares sold	—	—	23,933,486	16,913,035
Reinvested distributions	—	—	4,291,336	5,175,794
Payments for shares redeemed	—	(78,724)	(22,789,348)	(16,772,131)
Change in Net Assets from Class C Share Transactions	—	(78,724)	5,435,474	5,316,698
Class I
Proceeds from shares sold	38,211,310	23,333,994	1,503,237,486	637,477,723
Reinvested distributions	996,637	203,333	130,980,753	118,085,012
Payments for shares redeemed	(7,795,801)	(1,279,590)	(608,117,842)	(555,292,097)
Change in Net Assets from Class I Share Transactions	31,412,146	22,257,737	1,026,100,397	200,270,638
Class Y
Proceeds from shares sold	7,439,870	9,057,474	216,754,188	265,700,272
Reinvested distributions	242,018	44,343	38,139,331	40,721,952
Payments for shares redeemed	(517,030)	(439,035)	(177,899,898)	(105,977,546)
Change in Net Assets from Class Y Share Transactions	7,164,858	8,662,782	76,993,621	200,444,678
Change in net assets from capital transactions:	$55,685,995	$34,151,971	$1,126,764,825	$363,471,164
Share Transactions:
Class A
Issued	1,684,618	413,781	8,823,702	6,452,067
Reinvested	27,333	3,658	2,203,772	2,933,532
Redeemed	(406,802)	(117,091)	(10,349,496)	(11,485,212)
Change in shares outstanding	1,305,149	300,348	677,978	(2,099,613)
Class C
Issued	—	—	1,002,019	801,500
Reinvested	—	—	172,860	232,338
Redeemed	—	(7,311)	(949,750)	(788,954)
Change in shares outstanding	—	(7,311)	225,129	244,884
Class I
Issued	2,913,937	2,000,164	59,051,534	28,962,246
Reinvested	73,297	16,048	4,923,533	4,990,123
Redeemed	(586,851)	(106,440)	(23,981,084)	(24,655,187)
Change in shares outstanding	2,400,383	1,909,772	39,993,983	9,297,182
Class Y
Issued	571,830	762,252	8,566,956	11,753,419
Reinvested	17,739	3,491	1,431,646	1,719,340
Redeemed	(39,081)	(40,385)	(6,991,868)	(4,712,526)
Change in shares outstanding	550,488	725,358	3,006,734	8,760,233
Change in total shares outstanding	4,256,020	2,928,167	43,903,824	16,202,686

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 97

Diamond Hill Funds
Statements of Changes in Net Assets

	All Cap Select Fund		Long-Short Fund
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2016
From Operations
Net investment income (loss)	$608,856	$156,022	$1,606,600	$(6,432,934)
Net realized gains (losses) on security sales	16,146,928	(8,063,135)	(247,239,323)	246,421,475
Net realized gains (losses) on closed short positions	—	—	308,978,428	(38,448,173)
Net change in unrealized appreciation (depreciation) on investments	10,864,775	20,640,227	200,916,292	224,056,947
Change in Net Assets from Operations	27,620,559	12,733,114	264,261,997	425,597,315

Distributions to Shareholders
From net investment income:
Class A	—	—	—	(10)
Class I	(123,325)	(92,446)	(1,069,047)	—
Class Y	(33,195)	(38,022)	(316,452)	—
From net realized gains on investments
Class A	—	(190,538)	(7,598,222)	(15,593,899)
Class C	—	(162,678)	(2,720,287)	(5,373,676)
Class I	—	(1,160,985)	(83,447,184)	(116,909,432)
Class Y	—	(228,777)	(5,492,843)	(7,433,997)
Change in Net Assets from Distributions to Shareholders	(156,520)	(1,873,446)	(100,644,035)	(145,311,014)
Change in net assets from capital transactions	16,068,901	(22,750,290)	180,260,316	(270,142,790)

Total Change in Net Assets	43,532,940	(11,890,622)	343,878,278	10,143,511

Net Assets:
Beginning of year	138,880,830	150,771,452	4,422,846,498	4,412,702,987
End of year	$182,413,770	$138,880,830	$4,766,724,776	$4,422,846,498
Accumulated Net Investment Income	$608,298	$155,962	$—	$—

See accompanying Notes to Financial Statements.

98 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	All Cap Select Fund		Long-Short Fund
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2016
Capital Transactions
Class A
Proceeds from shares sold	$1,503,266	$3,872,392	$56,139,940	$54,997,688
Reinvested distributions	—	178,187	6,833,236	14,062,511
Payments for shares redeemed	(5,473,374)	(32,508,715)	(179,295,930)	(206,653,955)
Change in Net Assets from Class A Share Transactions	(3,970,108)	(28,458,136)	(116,322,754)	(137,593,756)
Class C
Proceeds from shares sold	678,560	1,275,335	4,471,994	5,072,700
Reinvested distributions	—	129,734	2,436,942	4,579,503
Payments for shares redeemed	(3,815,356)	(4,866,592)	(40,715,362)	(42,002,803)
Change in Net Assets from Class C Share Transactions	(3,136,796)	(3,461,523)	(33,806,426)	(32,350,600)
Class I
Proceeds from shares sold	42,578,943	47,461,808	1,161,341,128	1,015,927,229
Reinvested distributions	119,642	1,214,313	68,586,680	89,893,554
Payments for shares redeemed	(19,015,397)	(45,514,745)	(924,213,793)	(1,126,573,761)
Change in Net Assets from Class I Share Transactions	23,683,188	3,161,376	305,714,015	(20,752,978)
Class Y
Proceeds from shares sold	2,447,592	10,322,075	84,275,911	39,268,624
Reinvested distributions	28,884	261,984	2,989,663	3,706,643
Payments for shares redeemed	(2,983,859)	(4,576,066)	(62,590,093)	(122,420,723)
Change in Net Assets from Class Y Share Transactions	(507,383)	6,007,993	24,675,481	(79,445,456)
Change in net assets from capital transactions:	$16,068,901	$(22,750,290)	$180,260,316	$(270,142,790)
Share Transactions:
Class A
Issued	105,675	331,520	2,193,777	2,327,321
Reinvested	—	13,297	267,341	561,377
Redeemed	(384,577)	(2,754,485)	(7,017,787)	(8,785,523)
Change in shares outstanding	(278,902)	(2,409,668)	(4,556,669)	(5,896,825)
Class C
Issued	50,614	110,096	194,601	238,048
Reinvested	—	10,175	106,556	202,275
Redeemed	(284,375)	(421,158)	(1,766,507)	(1,944,220)
Change in shares outstanding	(233,761)	(300,887)	(1,465,350)	(1,503,897)
Class I
Issued	2,826,911	4,078,226	44,372,451	42,181,173
Reinvested	7,399	90,159	2,619,467	3,515,585
Redeemed	(1,329,505)	(3,786,713)	(35,305,935)	(46,897,707)
Change in shares outstanding	1,504,805	381,672	11,685,983	(1,200,949)
Class Y
Issued	169,956	869,935	3,200,554	1,602,705
Reinvested	1,783	19,413	113,593	144,396
Redeemed	(206,442)	(376,896)	(2,389,929)	(5,037,950)
Change in shares outstanding	(34,703)	512,452	924,218	(3,290,849)
Change in total shares outstanding	957,439	(1,816,431)	6,568,182	(11,892,520)

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 99

Diamond Hill Funds
Statements of Changes in Net Assets

	Research Opportunities Fund		Financial Long-Short Fund
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2016
From Operations
Net investment income (loss)	$(182,572)	$(1,003)	$3,576	$91,341
Net realized gains on security sales	5,954,064	1,719,569	3,007,004	2,938,910
Net realized losses on closed short positions	(2,872,262)	(724,217)	(82,821)	(42,723)
Net realized losses on foreign currency transactions	(2,626)	(301)	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,490,196	3,123,154	681,514	2,686,576
Change in Net Assets from Operations	7,386,800	4,117,202	3,609,273	5,674,104

Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class I	—	—	—	—
Class Y	—	—	(34,066)	—
From net realized gains on investments
Class A	(403,031)	(30,845)	—	—
Class C	(79,709)	(23,939)	—	—
Class I	(938,790)	(200,584)	—	—
Class Y	(414,461)	(123,757)	—	—
Change in Net Assets from Distributions to Shareholders	(1,835,991)	(379,125)	(34,066)	—
Change in net assets from capital transactions	11,842,542	(7,451,444)	(973,610)	(698,018)

Total Change in Net Assets	17,393,351	(3,713,367)	2,601,597	4,976,086

Net Assets:
Beginning of year	51,491,730	55,205,097	32,392,553	27,416,467
End of year	$68,885,081	$51,491,730	$34,994,150	$32,392,553
Accumulated Net Investment Income (Loss)	$(113,398)	$13,522	$3,567	$172,032

See accompanying Notes to Financial Statements.

100 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Research Opportunities Fund		Financial Long-Short Fund
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2016
Capital Transactions
Class A
Proceeds from shares sold	$11,940,060	$1,486,960	$1,669,624	$735,530
Reinvested distributions	394,023	30,298	—	—
Payments for shares redeemed	(6,683,375)	(6,134,350)	(3,548,598)	(3,083,093)
Change in Net Assets from Class A Share Transactions	5,650,708	(4,617,092)	(1,878,974)	(2,347,563)
Class C
Proceeds from shares sold	1,211,811	337,050	170,318	26,637
Reinvested distributions	74,816	22,545	—	—
Payments for shares redeemed	(1,706,468)	(2,675,528)	(159,088)	(416,121)
Change in Net Assets from Class C Share Transactions	(419,841)	(2,315,933)	11,230	(389,484)
Class I
Proceeds from shares sold	12,580,946	9,265,199	3,366,779	6,274,914
Reinvested distributions	923,625	199,412	33,376	—
Payments for shares redeemed	(9,043,871)	(10,164,233)	(2,506,021)	(4,235,885)
Change in Net Assets from Class I Share Transactions	4,460,700	(699,622)	894,134	2,039,029
Class Y
Proceeds from shares sold	5,653,805	3,053,268	—	—
Reinvested distributions	129,874	43,120	—	—
Payments for shares redeemed	(3,632,704)	(2,915,185)	—	—
Change in Net Assets from Class Y Share Transactions	2,150,975	181,203	—	—
Change in net assets from capital transactions:	$11,842,542	$(7,451,444)	$(973,610)	$(698,018)
Share Transactions:
Class A
Issued	524,342	74,189	72,547	38,076
Reinvested	17,013	1,413	—	—
Redeemed	(288,383)	(319,805)	(157,516)	(156,225)
Change in shares outstanding	252,972	(244,203)	(84,969)	(118,149)
Class C
Issued	56,134	17,469	8,111	1,459
Reinvested	3,396	1,095	—	—
Redeemed	(79,274)	(140,871)	(7,334)	(24,053)
Change in shares outstanding	(19,744)	(122,307)	777	(22,594)
Class I
Issued	549,585	465,598	143,684	363,822
Reinvested	39,437	9,224	1,342	—
Redeemed	(395,655)	(520,536)	(108,534)	(233,586)
Change in shares outstanding	193,367	(45,714)	36,492	130,236
Class Y
Issued	236,990	146,533	—	—
Reinvested	5,534	1,993	—	—
Redeemed	(157,561)	(145,874)	—	—
Change in shares outstanding	84,963	2,652	—	—
Change in total shares outstanding	511,558	(409,572)	(47,700)	(10,507)

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 101

Diamond Hill Funds
Statements of Changes in Net Assets

	Short Duration Total Return Fund		Core Bond Fund
	For the year ended December 31, 2017	For the period July 5, 2016 through December 31, 2016(A)	For the year ended December 31, 2017	For the period July 5, 2016 through December 31, 2016(A)
From Operations
Net investment income	$8,849,902	$1,566,326	$1,031,854	$277,147
Net realized gains (losses) on security sales	1,174,769	40,209	59,298	(2,090)
Net change in unrealized appreciation (depreciation) on investments	1,207,100	(580,391)	609,589	(1,112,006)
Change in Net Assets from Operations	11,231,771	1,026,144	1,700,741	(836,949)

Distributions to Shareholders
From net investment income:
Class A	(256,909)	(1,189)	(65,632)	(7,061)
Class I	(1,239,565)	(65,023)	(232,212)	(31,299)
Class Y	(7,682,908)	(1,613,933)	(786,931)	(263,372)
From net realized gains on investments
Class A	(25,838)	—	—	—
Class I	(75,188)	—	—	—
Class Y	(289,271)	—	—	—
Change in Net Assets from Distributions to Shareholders	(9,569,679)	(1,680,145)	(1,084,775)	(301,732)
Change in net assets from capital transactions	113,818,751	198,110,463	3,523,989	40,822,195

Total Change in Net Assets	115,480,843	197,456,462	4,139,955	39,683,514

Net Assets:
Beginning of period	197,456,462	—	39,683,514	—
End of period	$312,937,305	$197,456,462	$43,823,469	$39,683,514
Accumulated Net Investment Income	$77,599	$38,511	$3,751	$4,784

(A)	Inception date of the Fund is July 5, 2016.

See accompanying Notes to Financial Statements.

102 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Short Duration Total Return Fund		Core Bond Fund
	For the year ended December 31, 2017	For the period July 5, 2016 through December 31, 2016(A)	For the year ended December 31, 2017	For the period July 5, 2016 through December 31, 2016(A)
Capital Transactions
Class A
Proceeds from shares sold	$20,314,417	$228,084	$1,517,609	$2,216,556
Reinvested distributions	279,855	1,189	65,510	7,061
Payments for shares redeemed	(229,746)	(5,926)	(320,470)	(11,897)
Change in Net Assets from Class A Share Transactions	20,364,526	223,347	1,262,649	2,211,720
Class I
Proceeds from shares sold	57,643,231	14,718,632	1,676,150	8,234,987
Reinvested distributions	1,130,737	41,870	230,965	31,219
Payments for shares redeemed	(12,402,283)	(11,054)	(458,620)	(93,888)
Change in Net Assets from Class I Share Transactions	46,371,685	14,749,448	1,448,495	8,172,318
Class Y
Proceeds from shares sold	85,196,939	194,969,190	99,000	30,174,797
Reinvested distributions	7,972,179	1,613,934	786,931	263,372
Payments for shares redeemed	(46,086,578)	(13,445,456)	(73,086)	(12)
Change in Net Assets from Class Y Share Transactions	47,082,540	183,137,668	812,845	30,438,157
Change in net assets from capital transactions:	$113,818,751	$198,110,463	$3,523,989	$40,822,195
Share Transactions:
Class A
Issued	2,002,547	22,616	154,214	225,529
Reinvested	27,636	118	6,658	727
Redeemed	(22,690)	(589)	(32,531)	(1,226)
Change in shares outstanding	2,007,493	22,145	128,341	225,030
Class I
Issued	5,695,476	1,462,998	170,393	834,521
Reinvested	111,778	4,167	23,482	3,203
Redeemed	(1,225,484)	(1,100)	(46,582)	(9,668)
Change in shares outstanding	4,581,770	1,466,065	147,293	828,056
Class Y
Issued	8,442,227	19,367,392	10,082	3,010,931
Reinvested	788,597	160,459	80,012	26,622
Redeemed	(4,549,405)	(1,336,623)	(7,511)	(1)
Change in shares outstanding	4,681,419	18,191,228	82,583	3,037,552
Change in total shares outstanding	11,270,682	19,679,438	358,217	4,090,638

(A)	Inception date of the Fund is July 5, 2016.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 103

Diamond Hill Funds
Statements of Changes in Net Assets

	Corporate Credit Fund		High Yield Fund
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the period January 4, 2016 (commencement of operations) to December 31, 2016
From Operations
Net investment income	$32,388,847	$25,250,580	$1,850,933	$1,629,135
Net realized gains on security sales	3,594,371	9,834,572	886,142	670,845
Net change in unrealized appreciation (depreciation) on investments	8,677,351	13,026,361	223,959	1,137,651
Change in Net Assets from Operations	44,660,569	48,111,513	2,961,034	3,437,631

Distributions to Shareholders
From net investment income:
Class A	(3,965,873)	(3,244,981)	(16,068)	(7,838)
Class C	(1,225,096)	(1,398,487)	—	—
Class I	(26,272,760)	(19,773,115)	(1,022,957)	(1,111,827)
Class Y	(1,310,086)	(1,059,453)	(825,889)	(499,109)
From net realized gains on investments
Class A	(295,389)	(40,897)	(7,547)	(3,755)
Class C	(123,938)	(17,233)	—	—
Class I	(2,442,011)	(237,746)	(338,862)	(495,683)
Class Y	(116,600)	(12,378)	(367,223)	(166,026)
Change in Net Assets from Distributions to Shareholders	(35,751,753)	(25,784,290)	(2,578,546)	(2,284,238)
Change in net assets from capital transactions	110,005,158	177,592,644	(1,204,552)	20,629,308

Total Change in Net Assets	118,913,974	199,919,867	(822,064)	21,782,701

Net Assets:
Beginning of period	533,457,643	333,537,776	31,925,733	10,143,032
End of period	$652,371,617	$533,457,643	$31,103,669	$31,925,733
Accumulated Net Investment Income (Loss)	$(36,540)	$443,167	$3,955	$14,788

See accompanying Notes to Financial Statements.

104 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Corporate Credit Fund		High Yield Fund
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the period January 4, 2016 (commencement of operations) to December 31, 2016
Capital Transactions
Class A
Proceeds from shares sold	$32,379,322	$51,156,932	$230,678	$93,130
Reinvested distributions	3,803,643	2,805,818	23,615	11,593
Payments for shares redeemed	(44,425,321)	(30,218,241)	(143,666)	(679)
Change in Net Assets from Class A Share Transactions	(8,242,356)	23,744,509	110,627	104,044
Class C
Proceeds from shares sold	3,493,037	9,360,762	—	—
Reinvested distributions	1,041,427	982,602	—	—
Payments for shares redeemed	(7,987,804)	(5,849,646)	—	—
Change in Net Assets from Class C Share Transactions	(3,453,340)	4,493,718	—	—
Class I
Proceeds from shares sold	183,507,810	201,939,975	7,800,470	22,955,792
Reinvested distributions	25,054,913	18,301,131	1,346,604	1,579,468
Payments for shares redeemed	(90,498,834)	(73,212,519)	(19,346,390)	(1,541,848)
Change in Net Assets from Class I Share Transactions	118,063,889	147,028,587	(10,199,316)	22,993,412
Class Y
Proceeds from shares sold	4,844,305	7,771,293	7,977,563	4,147,891
Reinvested distributions	1,089,270	1,040,561	1,193,112	665,135
Payments for shares redeemed	(2,296,610)	(6,486,024)	(286,538)	(7,281,174)
Change in Net Assets from Class Y Share Transactions	3,636,965	2,325,830	8,884,137	(2,468,148)
Change in net assets from capital transactions:	$110,005,158	$177,592,644	$(1,204,552)	$20,629,308
Share Transactions:
Class A
Issued	2,862,161	4,684,422	21,029	8,818
Reinvested	335,528	257,278	2,167	1,086
Redeemed	(3,910,089)	(2,766,235)	(13,081)	(63)
Change in shares outstanding	(712,400)	2,175,465	10,115	9,841
Class C
Issued	309,224	865,290	—	—
Reinvested	92,184	90,396	—	—
Redeemed	(706,615)	(536,288)	—	—
Change in shares outstanding	(305,207)	419,398	—	—
Class I
Issued	16,221,834	18,609,874	714,928	2,226,794
Reinvested	2,217,197	1,682,202	123,748	148,080
Redeemed	(7,995,095)	(6,767,554)	(1,774,253)	(143,247)
Change in shares outstanding	10,443,936	13,524,522	(935,577)	2,231,627
Class Y
Issued	429,260	713,232	731,551	406,183
Reinvested	96,447	96,163	109,430	63,324
Redeemed	(202,630)	(603,088)	(25,972)	(714,368)
Change in shares outstanding	323,077	206,307	815,009	(244,861)
Change in total shares outstanding	9,749,406	16,325,692	(110,453)	1,996,607

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 105

Small Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small Cap Fund	Net asset value beginning of period	Net investment income (loss)(A)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$34.39	0.06		3.55	3.61	(0.13)
For the year ended December 31, 2016	$30.89	0.00	(E)	4.36	4.36	—
For the year ended December 31, 2015	$32.61	(0.05)		(1.17)	(1.22)	(0.09)
For the year ended December 31, 2014	$32.72	(0.11)		1.57	1.46	—
For the year ended December 31, 2013	$24.95	0.00	(E)	9.86	9.86	(0.03)

Class C
For the year ended December 31, 2017	$30.30	(0.19)		3.12	2.93	—
For the year ended December 31, 2016	$27.51	(0.23)		3.88	3.65	—
For the year ended December 31, 2015	$29.23	(0.25)		(1.06)	(1.31)	—
For the year ended December 31, 2014	$29.70	(0.33)		1.43	1.10	—
For the year ended December 31, 2013	$22.94	(0.21)		9.03	8.82	—

Class I
For the year ended December 31, 2017	$34.87	0.17		3.61	3.78	(0.25)
For the year ended December 31, 2016	$31.28	0.10		4.42	4.52	(0.07)
For the year ended December 31, 2015	$33.04	0.05		(1.20)	(1.15)	(0.20)
For the year ended December 31, 2014	$33.10	(0.02)		1.59	1.57	(0.06)
For the year ended December 31, 2013	$25.21	0.07		9.98	10.05	(0.10)

Class Y
For the year ended December 31, 2017	$34.89	0.20		3.62	3.82	(0.29)
For the year ended December 31, 2016	$31.29	0.13		4.43	4.56	(0.10)
For the year ended December 31, 2015	$33.05	0.12		(1.23)	(1.11)	(0.24)
For the year ended December 31, 2014	$33.09	0.03		1.60	1.63	(0.10)
For the year ended December 31, 2013	$25.20	0.12		9.97	10.09	(0.14)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

106 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(D)

(2.25)	(2.38)	$35.62	10.62%	$357,512	1.27%	1.28%	0.11%		7%
(0.86)	(0.86)	$34.39	14.10%	$439,681	1.29%	1.29%	0.00	%(F)	15%
(0.41)	(0.50)	$30.89	(3.73)%	$492,810	1.29%	1.29%	(0.15)%		17%
(1.57)	(1.57)	$32.61	4.60%	$571,941	1.30%	1.30%	(0.34)%		16%
(2.06)	(2.09)	$32.72	39.70%	$571,167	1.31%	1.31%	(0.01)%		43%

(2.25)	(2.25)	$30.98	9.80%	$46,868	2.02%	2.03%	(0.67)%		7%
(0.86)	(0.86)	$30.30	13.25%	$54,664	2.04%	2.04%	(0.75)%		15%
(0.41)	(0.41)	$27.51	(4.47)%	$57,875	2.04%	2.04%	(0.87)%		17%
(1.57)	(1.57)	$29.23	3.86%	$51,794	2.05%	2.05%	(1.07)%		16%
(2.06)	(2.06)	$29.70	38.64%	$46,476	2.06%	2.06%	(0.76)%		43%

(2.25)	(2.50)	$36.15	10.95%	$877,913	0.97%	0.98%	0.41%		7%
(0.86)	(0.93)	$34.87	14.45%	$1,073,671	0.99%	0.99%	0.32%		15%
(0.41)	(0.61)	$31.28	(3.47)%	$882,350	1.02%	1.02%	0.16%		17%
(1.57)	(1.63)	$33.04	4.86%	$659,199	1.05%	1.05%	(0.06)%		16%
(2.06)	(2.16)	$33.10	40.08%	$550,844	1.06%	1.06%	0.22%		43%

(2.25)	(2.54)	$36.17	11.06%	$207,770	0.87%	0.88%	0.53%		7%
(0.86)	(0.96)	$34.89	14.57%	$221,827	0.89%	0.89%	0.40%		15%
(0.41)	(0.65)	$31.29	(3.36)%	$221,624	0.90%	0.90%	0.37%		17%
(1.57)	(1.67)	$33.05	5.06%	$157,665	0.90%	0.90%	0.10%		16%
(2.06)	(2.20)	$33.09	40.25%	$101,026	0.91%	0.91%	0.40%		43%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	Amount is less than $0.005.

(F)	Amount is less than 0.005%.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 107

Small-Mid Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small-Mid Cap Fund	Net asset value beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$21.18	0.03	1.73	1.76	(0.03)
For the year ended December 31, 2016	$18.29	0.01	3.25	3.26	(0.01)
For the year ended December 31, 2015	$18.33	0.01	0.17	0.18	(0.03)
For the year ended December 31, 2014	$17.73	0.03	1.23	1.26	(0.02)
For the year ended December 31, 2013	$13.13	0.04	5.35	5.39	(0.03)

Class C
For the year ended December 31, 2017	$19.60	(0.13)	1.59	1.46	—
For the year ended December 31, 2016	$17.06	(0.12)	3.02	2.90	—
For the year ended December 31, 2015	$17.21	(0.12)	0.16	0.04	—
For the year ended December 31, 2014	$16.80	(0.10)	1.15	1.05	—
For the year ended December 31, 2013	$12.54	(0.07)	5.09	5.02	—

Class I
For the year ended December 31, 2017	$21.39	0.10	1.74	1.84	(0.11)
For the year ended December 31, 2016	$18.46	0.07	3.29	3.36	(0.07)
For the year ended December 31, 2015	$18.47	0.07	0.17	0.24	(0.06)
For the year ended December 31, 2014	$17.87	0.08	1.22	1.30	(0.06)
For the year ended December 31, 2013	$13.21	0.09	5.38	5.47	(0.05)

Class Y
For the year ended December 31, 2017	$21.42	0.12	1.75	1.87	(0.13)
For the year ended December 31, 2016	$18.48	0.09	3.29	3.38	(0.08)
For the year ended December 31, 2015	$18.49	0.09	0.17	0.26	(0.08)
For the year ended December 31, 2014	$17.87	0.11	1.23	1.34	(0.08)
For the year ended December 31, 2013	$13.20	0.12	5.38	5.50	(0.07)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

108 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(0.67)	(0.70)	$22.24	8.35%	$229,411	1.22%	1.23%	0.09%	15%
(0.36)	(0.37)	$21.18	17.81%	$288,634	1.24%	1.24%	0.12%	17%
(0.19)	(0.22)	$18.29	0.98%	$156,122	1.24%	1.24%	0.06%	21%
(0.64)	(0.66)	$18.33	7.17%	$100,820	1.25%	1.25%	0.18%	27%
(0.76)	(0.79)	$17.73	41.25%	$61,563	1.26%	1.26%	0.27%	35%

(0.67)	(0.67)	$20.39	7.49%	$37,472	1.97%	1.98%	(0.66)%	15%
(0.36)	(0.36)	$19.60	16.98%	$42,875	1.99%	1.99%	(0.65)%	17%
(0.19)	(0.19)	$17.06	0.24%	$32,963	1.99%	1.99%	(0.69)%	21%
(0.64)	(0.64)	$17.21	6.33%	$25,276	2.00%	2.00%	(0.59)%	27%
(0.76)	(0.76)	$16.80	40.21%	$19,184	2.01%	2.01%	(0.45)%	35%

(0.67)	(0.78)	$22.45	8.63%	$1,114,337	0.92%	0.93%	0.41%	15%
(0.36)	(0.43)	$21.39	18.18%	$1,015,403	0.94%	0.94%	0.41%	17%
(0.19)	(0.25)	$18.46	1.32%	$506,730	0.97%	0.97%	0.35%	21%
(0.64)	(0.70)	$18.47	7.36%	$264,824	1.00%	1.00%	0.42%	27%
(0.76)	(0.81)	$17.87	41.64%	$148,927	1.01%	1.01%	0.54%	35%

(0.67)	(0.80)	$22.49	8.77%	$1,131,583	0.82%	0.83%	0.51%	15%
(0.36)	(0.44)	$21.42	18.29%	$961,721	0.84%	0.84%	0.49%	17%
(0.19)	(0.27)	$18.48	1.41%	$602,951	0.85%	0.85%	0.48%	21%
(0.64)	(0.72)	$18.49	7.60%	$300,815	0.85%	0.85%	0.62%	27%
(0.76)	(0.83)	$17.87	41.88%	$106,068	0.86%	0.86%	0.73%	35%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 109

Mid Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Mid Cap Fund(A)	Net asset value beginning of period	Net investment income (loss)(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$12.59	0.04	1.23	1.27	(0.03)
For the year ended December 31, 2016	$10.71	0.03	1.93	1.96	(0.02)
For the year ended December 31, 2015	$10.70	0.04	0.01	0.05	(0.04)
For the year ended December 31, 2014	$10.00	0.06	0.70	0.76	(0.06)

Class I
For the year ended December 31, 2017	$12.62	0.08	1.24	1.32	(0.07)
For the year ended December 31, 2016	$10.74	0.07	1.92	1.99	(0.05)
For the year ended December 31, 2015	$10.72	0.07	0.01	0.08	(0.06)
For the year ended December 31, 2014	$10.00	0.09	0.70	0.79	(0.07)

Class Y
For the year ended December 31, 2017	$12.65	0.09	1.24	1.33	(0.08)
For the year ended December 31, 2016	$10.75	0.08	1.94	2.02	(0.06)
For the year ended December 31, 2015	$10.73	0.08	0.01	0.09	(0.07)
For the year ended December 31, 2014	$10.00	0.09	0.71	0.80	(0.07)

(A)	Inception date of the Fund is December 31, 2013. Fund commenced public offering on January 2, 2014.

(B)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

110 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(C)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(D)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(E)

(0.17)	(0.20)	$13.66	10.13%	$25,853	1.07%	1.08%	0.28%	11%
(0.06)	(0.08)	$12.59	18.29%	$7,403	1.14%	1.14%	0.31%	17%
—	(0.04)	$10.71	0.44%	$3,082	1.14%	1.14%	0.35%	29%
—	(0.06)	$10.70	7.57%	$2,120	1.15%	1.15%	0.59%	28%

(0.17)	(0.24)	$13.70	10.47%	$63,298	0.77%	0.79%	0.57%	11%
(0.06)	(0.11)	$12.62	18.56%	$28,031	0.85%	0.85%	0.67%	17%
—	(0.06)	$10.74	0.74%	$3,337	0.87%	0.87%	0.61%	29%
—	(0.07)	$10.72	7.91%	$2,743	0.90%	0.90%	0.87%	28%

(0.17)	(0.25)	$13.73	10.51%	$32,943	0.67%	0.68%	0.65%	11%
(0.06)	(0.12)	$12.65	18.76%	$23,383	0.75%	0.75%	0.71%	17%
—	(0.07)	$10.75	0.84%	$12,077	0.75%	0.75%	0.72%	29%
—	(0.07)	$10.73	8.02%	$11,419	0.75%	0.75%	0.87%	28%

(D)

The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 111

Large Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Large Cap Fund	Net asset value beginning of period	Net investment income(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$23.06	0.24	4.35	4.59	(0.20)
For the year ended December 31, 2016	$21.44	0.25	2.82	3.07	(0.24)
For the year ended December 31, 2015	$22.71	0.19	(0.43)	(0.24)	(0.18)
For the year ended December 31, 2014	$21.49	0.21	2.01	2.22	(0.19)
For the year ended December 31, 2013	$16.54	0.18	5.79	5.97	(0.16)

Class C
For the year ended December 31, 2017	$21.94	0.05	4.12	4.17	(0.04)
For the year ended December 31, 2016	$20.49	0.08	2.68	2.76	(0.10)
For the year ended December 31, 2015	$21.77	0.02	(0.41)	(0.39)	(0.04)
For the year ended December 31, 2014	$20.68	0.04	1.93	1.97	(0.07)
For the year ended December 31, 2013	$15.98	0.03	5.58	5.61	(0.05)

Class I
For the year ended December 31, 2017	$23.20	0.32	4.38	4.70	(0.28)
For the year ended December 31, 2016	$21.55	0.31	2.86	3.17	(0.31)
For the year ended December 31, 2015	$22.83	0.25	(0.44)	(0.19)	(0.24)
For the year ended December 31, 2014	$21.58	0.27	2.03	2.30	(0.24)
For the year ended December 31, 2013	$16.61	0.24	5.80	6.04	(0.21)

Class Y
For the year ended December 31, 2017	$23.21	0.35	4.38	4.73	(0.30)
For the year ended December 31, 2016	$21.56	0.34	2.85	3.19	(0.33)
For the year ended December 31, 2015	$22.84	0.28	(0.44)	(0.16)	(0.27)
For the year ended December 31, 2014	$21.59	0.31	2.02	2.33	(0.27)
For the year ended December 31, 2013	$16.60	0.26	5.83	6.09	(0.24)

(A)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

112 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(C)

(1.00)	(1.20)	$26.45	19.95%	$1,346,869	0.98%	0.96%	18%
(1.21)	(1.45)	$23.06	14.26%	$1,158,652	0.99%	1.12%	23%
(0.85)	(1.03)	$21.44	(1.10)%	$1,122,165	1.04%	0.85%	20%
(0.81)	(1.00)	$22.71	10.42%	$1,182,155	1.05%	0.94%	24%
(0.86)	(1.02)	$21.49	36.33%	$878,903	1.06%	0.92%	21%

(1.00)	(1.04)	$25.07	19.04%	$115,257	1.73%	0.21%	18%
(1.21)	(1.31)	$21.94	13.40%	$95,923	1.74%	0.37%	23%
(0.85)	(0.89)	$20.49	(1.83)%	$84,550	1.79%	0.10%	20%
(0.81)	(0.88)	$21.77	9.60%	$83,781	1.80%	0.19%	24%
(0.86)	(0.91)	$20.68	35.33%	$53,241	1.81%	0.18%	21%

(1.00)	(1.28)	$26.62	20.30%	$3,538,859	0.68%	1.25%	18%
(1.21)	(1.52)	$23.20	14.63%	$2,156,390	0.70%	1.41%	23%
(0.85)	(1.09)	$21.55	(0.85)%	$1,803,130	0.77%	1.11%	20%
(0.81)	(1.05)	$22.83	10.74%	$1,606,797	0.80%	1.20%	24%
(0.86)	(1.07)	$21.58	36.60%	$1,295,477	0.81%	1.18%	21%

(1.00)	(1.30)	$26.64	20.42%	$845,457	0.58%	1.36%	18%
(1.21)	(1.54)	$23.21	14.74%	$666,756	0.60%	1.49%	23%
(0.85)	(1.12)	$21.56	(0.74)%	$430,568	0.65%	1.23%	20%
(0.81)	(1.08)	$22.84	10.89%	$373,711	0.65%	1.36%	24%
(0.86)	(1.10)	$21.59	36.87%	$302,458	0.66%	1.32%	21%

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 113

All Cap Select Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

All Cap Select Fund	Net asset value beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$13.35	0.03	2.63	2.66	—
For the year ended December 31, 2016	$12.36	(0.01)	1.17	1.16	—
For the year ended December 31, 2015	$12.96	0.00	(E)	(0.19)	(0.19)	—
For the year ended December 31, 2014	$13.00	0.05	1.38	1.43	(0.05)
For the year ended December 31, 2013	$10.45	0.05	4.48	4.53	(0.09)

Class C
For the year ended December 31, 2017	$12.69	(0.07)	2.49	2.42	—
For the year ended December 31, 2016	$11.85	(0.09)	1.10	1.01	—
For the year ended December 31, 2015	$12.54	(0.10)	(0.18)	(0.28)	—
For the year ended December 31, 2014	$12.67	(0.05)	1.34	1.29	—
For the year ended December 31, 2013	$10.25	(0.04)	4.38	4.34	(0.03)

Class I
For the year ended December 31, 2017	$13.40	0.07	2.65	2.72	(0.01)
For the year ended December 31, 2016	$12.39	0.03	1.16	1.19	(0.01)
For the year ended December 31, 2015	$12.95	0.03	(0.18)	(0.15)	—
For the year ended December 31, 2014	$12.97	0.09	1.38	1.47	(0.07)
For the year ended December 31, 2013	$10.43	0.09	4.46	4.55	(0.12)

Class Y
For the year ended December 31, 2017	$13.42	0.09	2.65	2.74	(0.02)
For the year ended December 31, 2016	$12.41	0.04	1.17	1.21	(0.03)
For the year ended December 31, 2015	$12.96	0.05	(0.19)	(0.14)	—
For the year ended December 31, 2014	$12.99	0.10	1.39	1.49	(0.10)
For the year ended December 31, 2013	$10.43	0.11	4.48	4.59	(0.14)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

114 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

—	—	$16.01	19.93%	$13,480	1.17%	1.18%	0.21%	52%
(0.17)	(0.17)	$13.35	9.37%	$14,963	1.19%	1.19%	(0.09)%	70%
(0.41)	(0.41)	$12.36	(1.44)%	$43,638	1.19%	1.19%	(0.01)%	89%
(1.42)	(1.47)	$12.96	11.30%	$12,963	1.20%	1.20%	0.36%	53%
(1.89)	(1.98)	$13.00	44.04%	$8,905	1.22%	1.22%	0.42%	70%

—	—	$15.11	19.07%	$11,072	1.92%	1.93%	(0.54)%	52%
(0.17)	(0.17)	$12.69	8.51%	$12,269	1.94%	1.94%	(0.81)%	70%
(0.41)	(0.41)	$11.85	(2.21)%	$15,022	1.94%	1.94%	(0.78)%	89%
(1.42)	(1.42)	$12.54	10.46%	$8,265	1.95%	1.95%	(0.39)%	53%
(1.89)	(1.92)	$12.67	43.08%	$5,533	1.97%	1.97%	(0.35)%	70%

—	(0.01)	$16.11	20.33%	$136,233	0.87%	0.88%	0.52%	52%
(0.17)	(0.18)	$13.40	9.62%	$93,192	0.90%	0.90%	0.24%	70%
(0.41)	(0.41)	$12.39	(1.14)%	$81,408	0.92%	0.92%	0.25%	89%
(1.42)	(1.49)	$12.95	11.57%	$31,999	0.95%	0.95%	0.64%	53%
(1.89)	(2.01)	$12.97	44.35%	$46,787	0.97%	0.97%	0.66%	70%

—	(0.02)	$16.14	20.45%	$21,628	0.77%	0.78%	0.61%	52%
(0.17)	(0.20)	$13.42	9.72%	$18,456	0.80%	0.80%	0.36%	70%
(0.41)	(0.41)	$12.41	(1.06)%	$10,703	0.80%	0.80%	0.35%	89%
(1.42)	(1.52)	$12.96	11.74%	$8,746	0.80%	0.80%	0.76%	53%
(1.89)	(2.03)	$12.99	44.70%	$6,534	0.82%	0.82%	0.82%	70%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 115

Long-Short Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Long-Short Fund	Net asset value beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$24.91	(0.05)	1.45	1.40	—
For the year ended December 31, 2016	$23.36	(0.09)	2.49	2.40	—
For the year ended December 31, 2015	$23.87	(0.11)	(0.29)	(0.40)	—
For the year ended December 31, 2014	$22.26	(0.08)	1.69	1.61	—
For the year ended December 31, 2013	$18.15	(0.05)	4.21	4.16	(0.05)

Class C
For the year ended December 31, 2017	$22.51	(0.22)	1.30	1.08	—
For the year ended December 31, 2016	$21.34	(0.24)	2.26	2.02	—
For the year ended December 31, 2015	$21.98	(0.27)	(0.26)	(0.53)	—
For the year ended December 31, 2014	$20.65	(0.23)	1.56	1.33	—
For the year ended December 31, 2013	$16.93	(0.19)	3.91	3.72	—

Class I
For the year ended December 31, 2017	$25.43	0.02	1.50	1.52	(0.01)
For the year ended December 31, 2016	$23.77	(0.02)	2.53	2.51	—
For the year ended December 31, 2015	$24.22	(0.05)	(0.29)	(0.34)	—
For the year ended December 31, 2014	$22.52	(0.02)	1.72	1.70	—
For the year ended December 31, 2013	$18.35	0.00	(G)	4.26	4.26	(0.09)

Class Y
For the year ended December 31, 2017	$25.53	0.05	1.49	1.54	(0.03)
For the year ended December 31, 2016	$23.83	0.01	2.54	2.55	—
For the year ended December 31, 2015	$24.25	(0.02)	(0.29)	(0.31)	—
For the year ended December 31, 2014	$22.52	0.01	1.72	1.73	—
For the year ended December 31, 2013	$18.35	0.04	4.25	4.29	(0.12)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.37% for Class A, 2.12% for Class C, 1.07% for Class I and 0.97% for Class Y.

See accompanying Notes to Financial Statements.

116 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets(C)	Ratio of total gross expenses to average net assets(D)	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(E)

(0.55)	(0.55)	$25.76	5.65%	$358,395	1.95%	1.96%	(0.22)%		43	%(F)
(0.85)	(0.85)	$24.91	10.26%	$460,104	2.06%	2.06%	(0.20)%		45%
(0.11)	(0.11)	$23.36	(1.67)%	$569,218	1.89%	1.89%	(0.47)%		81%
—	—	$23.87	7.23%	$703,572	1.83%	1.83%	(0.33)%		60%
—	(0.05)	$22.26	22.92%	$858,112	1.83%	1.83%	(0.25)%		30%

(0.55)	(0.55)	$23.04	4.83%	$115,009	2.70%	2.71%	(0.97)%		43	%(F)
(0.85)	(0.85)	$22.51	9.45%	$145,313	2.81%	2.81%	(1.13)%		45%
(0.11)	(0.11)	$21.34	(2.40)%	$169,861	2.64%	2.64%	(1.22)%		81%
—	—	$21.98	6.44%	$170,278	2.58%	2.58%	(1.09)%		60%
—	—	$20.65	21.97%	$130,388	2.58%	2.58%	(0.99)%		30%

(0.55)	(0.56)	$26.39	5.99%	$4,032,586	1.65%	1.66%	0.09%		43	%(F)
(0.85)	(0.85)	$25.43	10.55%	$3,589,749	1.76%	1.76%	(0.09)%		45%
(0.11)	(0.11)	$23.77	(1.40)%	$3,382,697	1.62%	1.62%	(0.21)%		81%
—	—	$24.22	7.55%	$2,817,671	1.58%	1.58%	(0.09)%		60%
—	(0.09)	$22.52	23.19%	$1,859,054	1.58%	1.58%	0.00	%(H)	30%

(0.55)	(0.58)	$26.49	6.07%	$260,735	1.55%	1.56%	0.19%		43	%(F)
(0.85)	(0.85)	$25.53	10.69%	$227,680	1.67%	1.67%	0.02%		45%
(0.11)	(0.11)	$23.83	(1.27)%	$290,928	1.50%	1.50%	(0.08)%		81%
—	—	$24.25	7.68%	$280,595	1.43%	1.43%	0.06%		60%
—	(0.12)	$22.52	23.39%	$168,835	1.43%	1.43%	0.18%		30%

(D)

The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(F)	The portfolio turnover rate for 2017 would have been 32% if the absolute value of the securities sold short liability was included in the denominator of the calculation.

(G)	Amount is less than $0.005.

(H)	Amount is less than 0.005%.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 117

Research Opportunities Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Research Opportunities Fund	Net asset value beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$21.44	(0.12)	2.89	2.77	—
For the year ended December 31, 2016	$19.70	(0.04)	1.94	1.90	—
For the year ended December 31, 2015	$22.52	(0.06)	(1.14)	(1.20)	—
For the year ended December 31, 2014	$22.82	(0.07)	1.62	1.55	(0.02)
For the year ended December 31, 2013	$18.34	(0.10)	6.01	5.91	—

Class C
For the year ended December 31, 2017	$20.57	(0.28)	2.76	2.48	—
For the year ended December 31, 2016	$19.06	(0.19)	1.86	1.67	—
For the year ended December 31, 2015	$22.00	(0.21)	(1.11)	(1.32)	—
For the year ended December 31, 2014	$22.49	(0.24)	1.58	1.34	—
For the year ended December 31, 2013	$18.22	(0.26)	5.96	5.70	—

Class I
For the year ended December 31, 2017	$21.61	(0.06)	2.93	2.87	—
For the year ended December 31, 2016	$19.81	0.02	1.94	1.96	—
For the year ended December 31, 2015	$22.61	(0.01)	(1.13)	(1.14)	(0.04)
For the year ended December 31, 2014	$22.90	(0.01)	1.62	1.61	(0.07)
For the year ended December 31, 2013	$18.36	(0.04)	6.01	5.97	(0.00	)(F)

Class Y
For the year ended December 31, 2017	$21.63	(0.03)	2.93	2.90	—
For the year ended December 31, 2016	$19.80	0.04	1.95	1.99	—
For the year ended December 31, 2015	$22.64	0.02	(1.14)	(1.12)	(0.10)
For the year ended December 31, 2014	$22.92	0.03	1.62	1.65	(0.10)
For the year ended December 31, 2013	$18.36	0.00	(F)	6.02	6.02	(0.03)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.44% for Class A, 2.19% for Class C, 1.14% for Class I and 1.04% for Class Y.

See accompanying Notes to Financial Statements.

118 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(0.65)	(0.65)	$23.56	12.98%	$10,533	1.84%	(0.52)%	83	%(E)
(0.16)	(0.16)	$21.44	9.64%	$4,162	2.10%	(0.16)%	67%
(1.62)	(1.62)	$19.70	(5.29)%	$8,637	1.83%	(0.27)%	147%
(1.83)	(1.85)	$22.52	6.96%	$9,492	1.74%	(0.29)%	57%
(1.43)	(1.43)	$22.82	32.43%	$6,836	1.77%	(0.45)%	72%

(0.65)	(0.65)	$22.40	12.12%	$2,810	2.59%	(1.31)%	83	%(E)
(0.16)	(0.16)	$20.57	8.76%	$2,986	2.85%	(0.93)%	67%
(1.62)	(1.62)	$19.06	(5.96)%	$5,097	2.58%	(0.96)%	147%
(1.83)	(1.83)	$22.00	6.17%	$668	2.49%	(1.03)%	57%
(1.43)	(1.43)	$22.49	31.48%	$494	2.52%	(1.19)%	72%

(0.65)	(0.65)	$23.83	13.34%	$35,021	1.54%	(0.23)%	83	%(E)
(0.16)	(0.16)	$21.61	9.89%	$27,588	1.80%	0.05%	67%
(1.62)	(1.66)	$19.81	(5.00)%	$26,186	1.57%	(0.03)%	147%
(1.83)	(1.90)	$22.61	7.21%	$49,920	1.49%	(0.05)%	57%
(1.43)	(1.43)	$22.90	32.76%	$43,018	1.52%	(0.17)%	72%

(0.65)	(0.65)	$23.88	13.47%	$20,521	1.44%	(0.14)%	83	%(E)
(0.16)	(0.16)	$21.63	10.05%	$16,755	1.70%	0.19%	67%
(1.62)	(1.72)	$19.80	(4.91)%	$15,285	1.44%	0.10%	147%
(1.83)	(1.93)	$22.64	7.37%	$17,307	1.34%	0.11%	57%
(1.43)	(1.46)	$22.92	32.99%	$15,468	1.37%	0.02%	72%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	The portfolio turnover rate for 2017 would have been 68% if the absolute value of the securities sold short liability was included in the denominator of the calculation.

(F)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 119

Financial Long-Short Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Financial Long-Short Fund	Net asset value beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$22.11	(0.03)	2.59	2.56	—
For the year ended December 31, 2016	$18.62	0.03	3.46	3.49	—
For the year ended December 31, 2015	$19.61	0.00	(F)	(0.92)	(0.92)	(0.07)
For the year ended December 31, 2014	$18.13	(0.02)	1.50	1.48	—
For the year ended December 31, 2013	$13.24	(0.05)	4.94	4.89	—

Class C
For the year ended December 31, 2017	$20.35	(0.19)	2.38	2.19	—
For the year ended December 31, 2016	$17.28	(0.10)	3.17	3.07	—
For the year ended December 31, 2015	$18.26	(0.13)	(0.85)	(0.98)	—
For the year ended December 31, 2014	$17.00	(0.15)	1.41	1.26	—
For the year ended December 31, 2013	$12.51	(0.17)	4.66	4.49	—

Class I
For the year ended December 31, 2017	$22.14	0.04	2.60	2.64	(0.04)
For the year ended December 31, 2016	$18.59	0.09	3.46	3.55	—
For the year ended December 31, 2015	$19.57	0.05	(0.91)	(0.86)	(0.12)
For the year ended December 31, 2014	$18.10	0.02	1.50	1.52	(0.05)
For the year ended December 31, 2013	$13.18	(0.02)	4.94	4.92	—

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.44% for Class A, 2.19% for Class C and 1.14% for Class Y.

See accompanying Notes to Financial Statements.

120 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

—	—	$24.67	11.58%	$9,243	1.89%	(0.16)%	27	%(E)
—	—	$22.11	18.74%	$10,161	2.00%	0.19%	34%
—	(0.07)	$18.62	(4.67)%	$10,760	1.85%	0.02%	63%
—	—	$19.61	8.16%	$12,043	1.74%	(0.10)%	51%
—	—	$18.13	36.93%	$17,852	1.70%	(0.31)%	66%

—	—	$22.54	10.76%	$1,916	2.64%	(0.90)%	27	%(E)
—	—	$20.35	17.77%	$1,714	2.75%	(0.56)%	34%
—	—	$17.28	(5.37)%	$1,845	2.60%	(0.75)%	63%
—	—	$18.26	7.41%	$2,233	2.49%	(0.86)%	51%
—	—	$17.00	35.89%	$2,958	2.45%	(1.06)%	66%

—	(0.04)	$24.74	11.90%	$23,836	1.59%	0.16%	27	%(E)
—	—	$22.14	19.10%	$20,518	1.71%	0.50%	34%
—	(0.12)	$18.59	(4.40)%	$14,812	1.58%	0.24%	63%
—	(0.05)	$19.57	8.42%	$15,310	1.49%	0.12%	51%
—	—	$18.10	37.33%	$10,817	1.45%	(0.12)%	66%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	The portfolio turnover rate for 2017 would have been 23% if the absolute value of the securities sold short liability was included in the denominator of the calculation.

(F)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 121

Short Duration Total Return Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated

Short Duration Total Return Fund(A)	Net asset value beginning of period	Net investment income(B)	Net realized and unrealized gains on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$10.04	0.30	0.09	0.39	(0.31)
For the period ended December 31, 2016	$10.00	0.09	0.03	0.12	(0.08)

Class I
For the year ended December 31, 2017	$10.03	0.33	0.10	0.43	(0.34)
For the period ended December 31, 2016	$10.00	0.10	0.03	0.13	(0.10)

Class Y
For the year ended December 31, 2017	$10.03	0.34	0.10	0.44	(0.35)
For the period ended December 31, 2016	$10.00	0.11	0.02	0.13	(0.10)

(A)	Inception date of the Fund is July 5, 2016. The Fund commenced operations on July 5, 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

122 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(C)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(D)

(0.01)	(0.32)	$10.11	3.97%	$20,511	0.83%	3.03%	82%
—	(0.08)	$10.04	1.19%	$222	0.83%	1.12%	19%

(0.01)	(0.35)	$10.11	4.33%	$61,136	0.53%	3.29%	82%
—	(0.10)	$10.03	1.26%	$14,707	0.53%	1.32%	19%

(0.01)	(0.36)	$10.11	4.43%	$231,290	0.43%	3.33%	82%
—	(0.10)	$10.03	1.29%	$182,527	0.44%	1.25%	19%

(C)	Total returns shown exclude the effect of applicable sales charges.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 123

Core Bond Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated

Core Bond Fund(A)	Net asset value beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$9.70	0.21	0.16	0.37	(0.22)
For the period ended December 31, 2016	$10.00	0.07	(0.28)	(0.21)	(0.09)

Class I
For the year ended December 31, 2017	$9.70	0.24	0.16	0.40	(0.25)
For the period ended December 31, 2016	$10.00	0.09	(0.30)	(0.21)	(0.09)

Class Y
For the year ended December 31, 2017	$9.70	0.25	0.16	0.41	(0.26)
For the period ended December 31, 2016	$10.00	0.09	(0.30)	(0.21)	(0.09)

(A)	Inception date of the Fund is July 5, 2016. The Fund commenced operations on July 5, 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

124 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(C)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(D)

—	(0.22)	$9.85	3.85%	$3,480	0.78%	2.10%	35%
—	(0.09)	$9.70	(2.28)%	$2,183	0.78%	0.87%	8%

—	(0.25)	$9.85	4.17%	$9,604	0.48%	2.40%	35%
—	(0.09)	$9.70	(2.14)%	$8,033	0.49%	1.02%	8%

—	(0.26)	$9.85	4.22%	$30,740	0.38%	2.49%	35%
—	(0.09)	$9.70	(2.11)%	$29,468	0.39%	1.00%	8%

(C)	Total returns shown exclude the effect of applicable sales charges.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 125

Corporate Credit Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Corporate Credit Fund	Net asset value beginning of period	Net investment income(A)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$11.13	0.58	0.24		0.82	(0.58)
For the year ended December 31, 2016	$10.53	0.63	0.60		1.23	(0.62)
For the year ended December 31, 2015	$10.94	0.58	(0.44)		0.14	(0.55)
For the year ended December 31, 2014	$11.19	0.51	(0.28)		0.23	(0.48)
For the year ended December 31, 2013	$11.18	0.56	0.00	(E)	0.56	(0.55)

Class C
For the year ended December 31, 2017	$11.09	0.49	0.25		0.74	(0.50)
For the year ended December 31, 2016	$10.51	0.54	0.60		1.14	(0.55)
For the year ended December 31, 2015	$10.92	0.49	(0.43)		0.06	(0.47)
For the year ended December 31, 2014	$11.17	0.42	(0.27)		0.15	(0.40)
For the year ended December 31, 2013	$11.17	0.47	0.00	(E)	0.47	(0.47)

Class I
For the year ended December 31, 2017	$11.09	0.61	0.24		0.85	(0.61)
For the year ended December 31, 2016	$10.50	0.66	0.59		1.25	(0.65)
For the year ended December 31, 2015	$10.91	0.60	(0.43)		0.17	(0.58)
For the year ended December 31, 2014	$11.16	0.54	(0.27)		0.27	(0.52)
For the year ended December 31, 2013	$11.16	0.58	0.00	(E)	0.58	(0.58)

Class Y
For the year ended December 31, 2017	$11.09	0.62	0.24		0.86	(0.63)
For the year ended December 31, 2016	$10.50	0.67	0.59		1.26	(0.66)
For the year ended December 31, 2015	$10.91	0.62	(0.44)		0.18	(0.59)
For the year ended December 31, 2014	$11.16	0.55	(0.27)		0.28	(0.53)
For the year ended December 31, 2013	$11.15	0.60	0.00	(E)	0.60	(0.59)

(A)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

126 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income to average net assets	Portfolio turnover rate(D)

(0.05)	(0.63)	$11.32	7.56%	$64,204	0.92%	0.93%	5.07%	83%
(0.01)	(0.63)	$11.13	11.94%	$71,075	0.93%	0.93%	5.72%	119%
—	(0.55)	$10.53	1.19%	$44,354	0.95%	0.95%	5.24%	48%
—	(0.48)	$10.94	2.10%	$31,282	1.00%	1.00%	4.52%	56%
—	(0.55)	$11.19	5.13%	$39,801	1.02%	1.02%	5.00%	60%

(0.05)	(0.55)	$11.28	6.77%	$26,656	1.67%	1.68%	4.33%	83%
(0.01)	(0.56)	$11.09	11.06%	$29,607	1.68%	1.68%	4.98%	119%
—	(0.47)	$10.51	0.44%	$23,649	1.70%	1.70%	4.47%	48%
—	(0.40)	$10.92	1.37%	$24,088	1.75%	1.75%	3.80%	56%
—	(0.47)	$11.17	4.26%	$26,126	1.77%	1.77%	4.25%	60%

(0.05)	(0.66)	$11.28	7.87%	$536,203	0.62%	0.63%	5.39%	83%
(0.01)	(0.66)	$11.09	12.21%	$411,465	0.64%	0.64%	6.00%	119%
—	(0.58)	$10.50	1.49%	$247,522	0.75%	0.75%	5.51%	48%
—	(0.52)	$10.91	2.38%	$148,737	0.77%	0.77%	4.82%	56%
—	(0.58)	$11.16	5.30%	$117,009	0.77%	0.77%	5.24%	60%

(0.05)	(0.68)	$11.27	7.89%	$25,309	0.52%	0.53%	5.49%	83%
(0.01)	(0.67)	$11.09	12.34%	$21,310	0.54%	0.54%	6.33%	119%
—	(0.59)	$10.50	1.60%	$18,013	0.56%	0.56%	5.62%	48%
—	(0.53)	$10.91	2.54%	$15,831	0.60%	0.60%	4.96%	56%
—	(0.59)	$11.16	5.55%	$3,927	0.62%	0.62%	5.35%	60%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 127

High Yield Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

High Yield Fund(A)	Net asset value beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2017	$10.65	0.65	0.38	1.03	(0.65)
For the year ended December 31, 2016	$10.14	0.70	0.71	1.41	(0.66)

Class I
For the year ended December 31, 2017	$10.65	0.68	0.39	1.07	(0.68)
For the year ended December 31, 2016	$10.14	0.73	0.71	1.44	(0.69)

Class Y
For the year ended December 31, 2017	$10.65	0.69	0.40	1.09	(0.70)
For the year ended December 31, 2016	$10.14	0.74	0.71	1.45	(0.70)

(A)	Inception date of the Fund is December 31, 2015. The Fund commenced public offering and operations on January 4, 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

128 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Distributions from net realized gains	Total distributions	Net asset value end of period	Total return(C)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(D)

(0.26)	(0.91)	$10.77	9.96%	$296	0.99%	5.89%	137%
(0.24)	(0.90)	$10.65	14.29%	$185	0.99%	6.51%	123%

(0.26)	(0.94)	$10.78	10.36%	$14,185	0.69%	6.23%	137%
(0.24)	(0.93)	$10.65	14.62%	$23,989	0.70%	6.80%	123%

(0.26)	(0.96)	$10.78	10.48%	$16,623	0.59%	6.28%	137%
(0.24)	(0.94)	$10.65	14.73%	$7,752	0.60%	7.07%	123%

(C)	Total returns shown exclude the effect of applicable sales charges.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 129

Diamond Hill Funds
Notes to Financial Statements
December 31, 2017

Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Mid Cap Fund (“Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill All Cap Select Fund (“All Cap Select Fund”) (formerly Diamond Hill Select Fund), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Research Opportunities Fund (“Research Opportunities Fund”), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”), Diamond Hill Short Duration Total Return Fund (“Short Duration Fund”), Diamond Hill Core Bond Fund (“Core Bond Fund”), Diamond Hill Corporate Credit Fund (“Corporate Credit Fund”) and Diamond Hill High Yield Fund (“High Yield Fund”) are each a diversified series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

With the exception of the Mid Cap Fund, Financial Long-Short Fund, Short Duration Fund, Core Bond Fund and High Yield Fund, the Funds offer four classes of shares: Class A, Class C, Class I and Class Y. The Mid Cap Fund, Short Duration Fund, Core Bond Fund and High Yield Fund offer three classes of shares: Class A, Class I and Class Y. The Financial Long-Short Fund offers three classes of shares: Class A, Class C and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. With the exception of the Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund, Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price. The Short Duration Fund has a maximum sales charge on purchases of 2.25% and the Core Bond Fund, Corporate Credit Fund and High Yield Fund have a maximum sales charge on purchases of 3.50% as a percentage of the original purchase price. Class C has a contingent deferred sales charge of 1.00% for shares redeemed within one year of the purchase date.

Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

130 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

Security valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid (long positions) or ask (short positions) price in the principal market where such securities are normally traded. Investments in other open-end investment companies are valued at their reported net asset value. In each of these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, if amortized cost is determined to approximate fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a price becomes stale, or an event occurs that materially affects the furnished price) are valued by the Fair Value Committee. In these cases, the Fair Value Committee, established and appointed by the Board of Trustees, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities may be classified as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Trust's Board of Trustees, fair value pricing may be used if events materially affecting the value of foreign equity securities occur between the time the exchange on which they are traded closes and the time the Funds’ net asset values are

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

calculated. The Funds use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy. As of December 31, 2017, four international securities held in the Research Opportunities Fund were fair valued using this systematic valuation model. These securities had a total fair value of $2,853,960, representing 4.1% of net assets of the Fund.

As of December 31, 2017, the Small Cap Fund and Corporate Credit Fund had approximately 0.9% and 0.2%, respectively, of their net assets valued using estimates provided by the Fair Value Committee.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Levels 1 and 2 as of December 31, 2017 based on input levels assigned at December 31, 2016.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities (Assets)
Small Cap Fund
Common Stocks*	$1,257,485,259	$—	$14,144,401	$1,271,629,660
Registered Investment Companies	395,698,051	—	—	395,698,051
Total	$1,653,183,310	$—	$14,144,401	$1,667,327,711
Small-Mid Cap Fund
Common Stocks*	$2,289,391,027	$—	$—	$2,289,391,027
Registered Investment Companies	436,314,665	—	—	436,314,665
Total	$2,725,705,692	$—	$—	$2,725,705,692
Mid Cap Fund
Common Stocks*	$110,192,802	$—	$—	$110,192,802
Registered Investment Companies	20,651,237	—	—	20,651,237
Total	$130,844,039	$—	$—	$130,844,039
Large Cap Fund
Common Stocks*	$5,760,615,737	$—	$—	$5,760,615,737
Registered Investment Companies	169,356,009	—	—	169,356,009
Total	$5,929,971,746	$—	$—	$5,929,971,746

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
All Cap Select Fund
Common Stocks*	$174,857,771	$—	$—	$174,857,771
Registered Investment Companies	10,272,436	—	—	10,272,436
Total	$185,130,207	$—	$—	$185,130,207
Long-Short Fund
Common Stocks*	$3,985,970,110	$—	$—	$3,985,970,110
Registered Investment Companies	2,026,857,841	—	—	2,026,857,841
Total	$6,012,827,951	$—	$—	$6,012,827,951
Research Opportunities Fund
Common Stocks*	$67,647,176	$2,853,960	$—	$70,501,136
Corporate Bonds*	—	703,500	—	703,500
Registered Investment Companies	17,119,913	—	—	17,119,913
Total	$84,767,089	$3,557,460	$—	$88,324,549
Financial Long-Short Fund
Common Stocks*	$31,924,980	$—	$—	$31,924,980
Registered Investment Companies	11,643,054	—	—	11,643,054
Total	$43,568,034	$—	$—	$43,568,034
Short Duration Total Return Fund
Corporate Credit*	$—	$29,768,396	$—	$29,768,396
Securitized*	—	265,028,448	—	265,028,448
Treasury	—	12,954,804	—	12,954,804
Registered Investment Companies	8,408,493	—	—	8,408,493
Total	$8,408,493	$307,751,648	$—	$316,160,141
Core Bond Fund
Corporate Credit*	$—	$8,429,900	$—	$8,429,900
Government Related*	—	640,841	—	640,841
Securitized*	—	23,981,168	—	23,981,168
Treasury	—	8,220,013	—	8,220,013
Registered Investment Companies	5,753,097	—	—	5,753,097
Total	$5,753,097	$41,271,922	$—	$47,025,019
Corporate Credit Fund
Collateralized Debt Obligations	$—	$1,073,812	$—	$1,073,812
Corporate Bonds*	—	567,749,470	—	567,749,470
Registered Investment Companies	153,371,911	—	—	153,371,911
Total	$153,371,911	$568,823,282	$—	$722,195,193
High Yield Fund
Corporate Bonds*	$—	$29,496,641	$—	$29,496,641
Registered Investment Companies	4,303,629	—	—	4,303,629
Total	$4,303,629	$29,496,641	$—	$33,800,270

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities Sold Short: (Liabilities)
Long-Short Fund
Common Stocks*	$(1,164,204,790)	$—	$—	$(1,164,204,790)
Registered Investment Companies	(9,939,633)	—	—	(9,939,633)
Total	$(1,174,144,423)	$—	$—	$(1,174,144,423)
Research Opportunities Fund
Common Stocks*	$(12,817,135)	$—	$—	$(12,817,135)
Financial Long-Short Fund
Common Stocks*	$(4,468,899)	$—	$—	$(4,468,899)

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classification.

The following table presents the Small Cap Fund's assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2017.

Common Stocks
Value, December 31, 2016	$16,040,857
Purchases	—
Sales	—
Net realized gains	—
Net change in unrealized appreciation (depreciation)	(1,896,456)
Value, December 31, 2017	$14,144,401

There were no transfers in and out of Level 3 as of December 31, 2017.

The following table summarizes the valuation techniques used and unobservable inputs approved and monitored by the Board of Trustees to determine the fair value of Small Cap Fund’s Level 3 common stocks as of December 31, 2017:

	Fair Value	Valuation Technique	Unobservable Input	Range	Impact to Valuation From a Decrease in Input
Common Stocks	$ 14,144,401	Net present value calculation of net asset value of the liquidating trust	Value of assets and liabilities in liquidating trust	$7.48 per share	Decrease in Valuation
			Discount rate	9%	Increase in valuation

This security is presently part of a liquidating trust. The Fair Value Committee’s valuation method for this security is based on calculating a share price based on the net asset value by reviewing the latest available public information on assets and liabilities held in the liquidating trust. Once the

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

net asset value is calculated, the Fair Value Committee applies an appropriate market discount rate used to calculate the net present value of the expected cash flows that will potentially be received by the Fund.

Short sales — The Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Corporate Credit Fund are permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security that the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Cash received from short sales is maintained by the custodian and is used as collateral. It is included as “Cash deposits with custodian for securities sold short” on the Statements of Assets & Liabilities and “Segregated Cash With Custodian” on the Schedules of Investments.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause a Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of the Funds’ investment adviser, Diamond Hill Capital Management, Inc. (“DHCM”), to accurately anticipate the future value of a security.

Securities lending — Under the terms of the securities lending agreement with State Street Bank and Trust Company (“State Street”), State Street is authorized to loan securities on behalf of the Funds to approved borrowers. The contractual maturity of securities lending transactions are on an overnight and continuous basis. In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices are adjusted the next business day. The cash collateral is invested in short-term instruments as noted in each Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to borrowers, the Funds each retain a portion of their respective net securities lending income and pay State Street the remaining portion.

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

As of December 31, 2017, the fair value of securities loaned and the collateral held were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral Received
Small Cap Fund	$ 174,409,434	$ 180,617,431
Small-Mid Cap Fund	213,571,072	219,930,698
Mid Cap Fund	8,396,015	8,641,780
Large Cap Fund	84,647,687	86,832,070
All Cap Select Fund	2,760,348	2,872,254
Long-Short Fund	1,240,688,213	1,272,963,558
Research Opportunities Fund	16,654,844	17,119,913
Financial Long-Short Fund	8,461,616	8,709,919
Short Duration Total Return Fund	5,033,679	5,135,620
Core Bond Fund	3,309,210	3,373,430
Corporate Credit Fund	81,361,198	83,038,990
High Yield Fund	3,183,679	3,249,893

Security transactions — Throughout the reporting period, investment transactions are generally recorded on trade date but no later than the first business day following trade date. For financial reporting purposes, investments are recorded on trade date. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in real estate investment trusts (also known as “REITs”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Each Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders.

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, All Cap Select Fund, Long-Short Fund, Research Opportunities Fund and Financial Long-Short Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carry-forwards and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Foreign securities risk — Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be higher when investing in emerging markets. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments in the Statements

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Investment Transactions

For the year ended December 31, 2017, purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

	Purchases	Sales
Small Cap Fund	$101,976,224	$516,037,602
Small-Mid Cap Fund	385,067,170	345,476,798
Mid Cap Fund	59,937,495	9,699,652
Large Cap Fund	1,743,926,960	880,235,920
All Cap Select Fund	93,272,105	75,073,528
Long-Short Fund	2,151,617,950	1,955,119,339
Research Opportunities Fund	55,623,034	45,181,059
Financial Long-Short Fund	9,677,097	10,912,831
Short Duration Total Return Fund	328,049,792	206,454,461
Core Bond Fund	18,011,001	13,932,897
Corporate Credit Fund	523,920,693	449,882,112
High Yield Fund	38,271,146	40,365,493

The Funds pay commissions on the purchase and sale of investment securities. The commissions are treated as transaction costs and, therefore, are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. The Funds paid the following commissions during the year ended December 31, 2017:

	Total Commissions	Commissions as a % of Average Net Assets
Small Cap Fund	$243,418	0.02%
Small-Mid Cap Fund	249,368	0.01%
Mid Cap Fund	27,926	0.03%
Large Cap Fund	740,594	0.01%
All Cap Select Fund	55,517	0.04%
Long-Short Fund	1,300,084	0.03%
Research Opportunities Fund	46,571	0.08%
Financial Long-Short Fund	10,955	0.03%

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

Investment Advisory Fees and Other Transactions with Affiliates

As of December 31, 2017, the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, All Cap Select Fund, Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund, Short Duration Total Return, Core Bond Fund, Corporate Credit Fund and High Yield Fund each receive investment management and advisory services from DHCM under management agreements that provide for fees to be paid monthly at an annual rate of 0.80%, 0.75%, 0.60%, 0.50%, 0.70%, 0.90%, 0.95%, 0.95%, 0.35%, 0.30%, 0.45% and 0.50%, respectively, of the Fund’s average daily net assets. The management agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM is paid a fee monthly at an annual rate of 0.23% for Class A Shares and Class C Shares, 0.18% for Class I Shares and 0.08% for Class Y shares of each class’ average daily net assets. Prior to June 1, 2017, the fees paid by Class A shares, Class C shares, Class I shares and Class Y shares under the administrative services agreement were 0.24%, 0.24%, 0.19% and 0.09%, respectively, of each class’ average daily net assets. These administrative fees are used to pay most of the Funds’ operating expenses except advisory fees, distribution fees, custody fees, brokerage fees, taxes, interest and dividend expense on securities sold short and extraordinary expenses.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan on behalf of each Fund’s Class A and Class C Shares (the “Plan”). Under the Plan, Class A shares pay a distribution fee monthly at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay distribution and shareholder-servicing fees monthly at an annual rate of 0.75% and 0.25%, respectively, of Class C’s average daily net assets. Class I and Class Y shares are not subject to any distribution or shareholder-servicing fees. The Trust has entered into a Distribution Agreement on behalf of the Funds with Foreside Financial Services, LLC (formerly BHIL Distributors, LLC) (“Distributor”). Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.

During the year ended December 31, 2017, the Distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds as follows:

Small Cap Fund	$2,703
Small-Mid Cap Fund	5,590
Mid Cap Fund	2,699
Large Cap Fund	40,369
All Cap Select Fund	984
Long-Short Fund	17,897
Research Opportunities Fund	6,171
Financial Long-Short Fund	5,149
Short Duration Total Return Fund	2,511
Corporate Credit Fund	6,752

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

DHCM, as the financing agent for Class C shares, received contingent deferred sales charges relating to the redemptions of Class C shares of the Funds during the year ended December 31, 2017 as follows:

Small Cap Fund	$569
Small-Mid Cap Fund	2,368
Large Cap Fund	1,969
All Cap Select Fund	430
Long-Short Fund	237
Research Opportunities Fund	80
Corporate Credit Fund	210

The Funds may invest in one or more Diamond Hill Funds. The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Funds. This fee waiver is accrued daily and settled monthly. During the year ended December 31, 2017, the Funds reduced investment advisory fees as follows:

Small Cap Fund	$211,925
Small-Mid Cap Fund	153,298
Mid Cap Fund	5,090
All Cap Select Fund	9,733
Long-Short Fund	260,623
Corporate Credit Fund	76,801

The Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, All Cap Select Fund, Long-Short Fund and Corporate Credit Fund each own Class Y shares of the Short Duration Total Return Fund, thereby making the Short Duration Total Return Fund an affiliated company as defined by the 1940 Act.

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

Information regarding the Funds’ holdings in the Short Duration Total Return Fund during the year ended December 31, 2017 is as follows:

Affiliated Fund	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	All Cap Select Fund	Long-Short Fund	Corporate Credit Fund
Short Duration Total Return Fund
Value, December 31, 2016	$62,169,715	$40,389,081	$804,696	$2,714,551	$60,270,734	$15,644,118
Purchases	2,131,290	6,564,238	1,354,099	98,712	22,683,348	10,292,688
Sales	(8,126,000)	—	—	—	—	—
Realized Gains	65,225	—	—	—	—	—
Change in Unrealized Appreciation/Depreciation	471,096	317,124	5,085	21,660	507,017	135,054
Value, December 31, 2017	$56,711,326	$47,270,443	$2,163,880	$2,834,923	$83,461,099	$26,071,860
Income Distributions	$2,059,800	$1,504,649	$51,372	$95,138	$2,578,136	$759,822

During the year ended December 31, 2017, the High Yield Fund sold securities to the Corporate Credit Fund and proceeds totaled $929,215. The High Yield Fund realized gains totaling $14,148 due to the sale of these securities. The Research Opportunities Fund sold securities to the Corporate Credit Fund and High Yield Fund and proceeds totaled $861,496 and $108,494, respectively. The Research Opportunities Fund realized gains totaling $116,393. These transactions, which were effected at the then current market prices as provided by an independent pricing service used by the Trust, complied with Rule 17a-7 under the 1940 Act.

Certain Officers of the Trust are affiliated with DHCM or the Distributor. Such Officers receive no compensation from the Funds for serving in their respective roles.

Trustee Fees

The Independent Trustees are compensated for their services to the Funds by DHCM as part of the administration services agreement. Each Trustee receives an annual retainer of $50,000, an in person meeting fee of $8,000 and a July telephonic meeting fee of $2,000 from DHCM. The Independent Chairperson of the Board also receives an additional $2,500 for each in person meeting. The Audit and Nominating Committee Chairpersons receive an additional $1,500 per Committee meeting. Collectively, the Independent Trustees were paid $350,500 in fees during the year ended December 31, 2017. In addition, DHCM reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

Commitments and Contingencies

The Funds indemnify the Trust’s Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations, which may differ from GAAP. The tax character of distributions paid to shareholders may differ from the character of distributions shown on the Statements of Changes in Net Assets, as certain items such as short-term capital gains are treated as ordinary income for tax purposes.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Small Cap Fund		Small-Mid Cap Fund		Mid Cap Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from:
Ordinary income	$8,953,988	$3,063,459	$19,398,370	$7,165,001	$748,623	$220,262
Long-term capital gains	88,772,138	43,888,223	65,486,019	37,788,535	1,302,765	266,522
Total distributions	$97,726,126	$46,951,682	$84,884,389	$44,953,536	$2,051,388	$486,784

	Large Cap Fund		All Cap Select Fund		Long-Short Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from:
Ordinary income	$66,986,238	$56,077,970	$156,520	$666,708	$1,671,913	$—
Long-term capital gains	200,036,620	196,102,312	—	1,206,738	98,972,122	145,311,014
Total distributions	$267,022,858	$252,180,282	$156,520	$1,873,446	$100,644,035	$145,311,014

	Research Opportunities Fund		Financial Long-Short Fund		Short Duration Total Return Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from:
Ordinary income	$—	$—	$34,066	$—	$9,569,679	$1,680,145
Long-term capital gains	1,835,991	379,125	—	—	—	—
Total distributions	$1,835,991	$379,125	$34,066	$—	$9,569,679	$1,680,145

	Core Bond Fund		Corporate Credit Fund		High Yield Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from:
Ordinary income	$1,084,775	$301,732	$35,751,753	$25,784,290	$2,578,546	$2,284,238
Long-term capital gains	—	—	—	—	—	—
Total distributions	$1,084,775	$301,732	$35,751,753	$25,784,290	$2,578,546	$2,284,238

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

The following information is computed on a tax basis for each item as of December 31, 2017:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund
Net unrealized appreciation (depreciation) on portfolio investments	$458,989,562	$464,623,111	$14,825,987	$1,540,412,000
Undistributed ordinary income	304,419	—	—	351,642
Undistributed capital gains	22,881,234	—	—	5,247,675
Post October capital losses	—	(8,389,629)	(482,873)	—
Accumulated capital and other losses	—	—	—	—
Accumulated earnings	$482,175,215	$456,233,482	$14,343,114	$1,546,011,317

	All Cap Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund
Net unrealized appreciation (depreciation) on portfolio investments	$30,845,023	$926,658,433	$7,128,336	$3,888,583
Undistributed ordinary income	608,298	—	—	3,567
Undistributed capital gains	1,971,523	—	935,332	76,098
Post October capital losses	—	(7,539,355)	—	—
Accumulated capital and other losses	—	—	—	—
Accumulated earnings	$33,424,844	$919,119,078	$8,063,668	$3,968,248

	Short Duration Total Return Fund	Core Bond Fund	Corporate Credit Fund	High Yield Fund
Net unrealized appreciation (depreciation) on portfolio investments	$626,709	$(502,417)	$4,696,421	$604,856
Undistributed ordinary income	381,382	3,751	—	25,327
Undistributed capital gains	—	—	—	—
Post October capital losses	—	—	(235,196)	—
Accumulated capital and other losses	—	(24,049)	—	—
Accumulated earnings (deficit)	$1,008,091	$(522,715)	$4,461,225	$630,183

Post October capital losses listed above incurred after October 31, 2017 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 143

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

As of December 31, 2017, the Funds’ federal tax cost of portfolio investments and net unrealized appreciation (depreciation) on portfolio investments were as follows:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund
Tax cost of portfolio investments	$1,208,338,149	$2,261,082,581	$116,018,052	$4,389,559,746
Gross unrealized appreciation	498,041,206	533,640,678	17,734,778	1,607,934,668
Gross unrealized depreciation	(39,051,644)	(69,017,567)	(2,908,791)	(67,522,668)
Net unrealized appreciation (depreciation) on portfolio investments	$458,989,562	$464,623,111	$14,825,987	$1,540,412,000

	All Cap Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund
Tax cost of portfolio investments	$154,285,184	$3,912,025,095	$68,379,078	$35,210,552
Gross unrealized appreciation	32,401,335	1,211,966,624	13,524,377	6,443,778
Gross unrealized depreciation	(1,556,312)	(285,308,191)	(6,396,041)	(2,555,195)
Net unrealized appreciation (depreciation) on portfolio investments	$30,845,023	$926,658,433	$7,128,336	$3,888,583

	Short Duration Total Return Fund	Core Bond Fund	Corporate Credit Fund	High Yield Fund
Tax cost of portfolio investments	$315,533,432	$47,527,436	$717,498,772	$33,195,414
Gross unrealized appreciation	1,552,567	207,811	10,384,762	755,010
Gross unrealized depreciation	(925,858)	(710,228)	(5,688,341)	(150,154)
Net unrealized appreciation (depreciation) on portfolio investments	$626,709	$(502,417)	$4,696,421	$604,856

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of the latest tax year ended December 31, 2017, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the tables below.

CLCFs not subject to expiration:

Core Bond Fund
No expiration - short-term	17,670
No expiration - long-term	6,379
$24,049

As of the latest tax year ended December 31, 2017, the All Cap Select Fund, Financial Long Short Fund, Core Bond Fund and Corporate Credit Fund utilized $12,428,881, $2,905,819, $7,410 and $387,388, respectively, of CLCFs.

144 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) and any net CLCFs will be determined at the end of the current tax year.

Reclassification of capital accounts – Reclassifications result primarily from the difference in the tax treatment of net investment loss, distributions in excess of net investment income, utilization of earnings and profits on shareholder redemptions, investment in REITS and publicly traded partnerships. The following reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Fund’s capital accounts on a tax basis:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Small Cap Fund	$13,366,326	$(903,929)	$(12,462,397)
Small-Mid Cap Fund	7,414,174	493,453	(7,907,627)
Mid Cap Fund	129,179	8,053	(137,232)
Large Cap Fund	25,087,686	285,419	(25,373,105)
All Cap Select Fund	13,888	—	(13,888)
Long-Short Fund	16,482,906	(221,101)	(16,261,805)
Research Opportunities Fund	118,021	55,652	(173,673)
Financial Long-Short Fund	—	(137,975)	137,975
Short Duration Total Return Fund	—	368,568	(368,568)
Core Bond Fund	—	51,888	(51,888)
Corporate Credit Fund	(79,889)	(94,739)	174,628
High Yield Fund	150,156	3,148	(153,304)

Line of Credit

The Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, All Cap Select Fund, Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund, Short Duration Total Return, Core Bond Fund, Corporate Credit Fund and High Yield Fund each has an unsecured line of credit up to 20.0%, 20.0%, 20.0%, 33.3%, 25.0%, 15.0%, 15.0%, 10.0%, 20.0%, 20.0%, 15.0% and 15.0%, respectively, of its net assets, with a total maximum of $40,000,000.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until June 6, 2018, unless extended, when any advances are to be repaid. During the year ended December 31, 2017, no amounts were drawn from the available lines.

In-Kind Subscription Transactions

For the year ended December 31, 2017, the Small Cap Fund and Large Cap Fund received securities in lieu of cash for two shareholder purchases. The value of the purchases were as follows:

Fund	Date	Subscription	Securities	Cash	Shares Received
Large Cap Fund	09/08/17	$10,046,249	$9,948,788	$97,461	393,354
Small Cap Fund	11/01/17	2,618,946	2,132,623	486,323	69,783

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 145

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2017

Subsequent Events

The Funds evaluated events from December 31, 2017 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements, other than disclosed below:

On January 2, 2018, the Diamond Hill Global Fund commenced public offering and investment operations. The investment objective of the Diamond Hill Global Fund is to provide long-term capital appreciation. The Diamond Hill Global Fund is co-managed by Grady Burkett and Richard Snowdon.

Effective February 28, 2018, the administration fee decreased for Class A shares from 0.23% to 0.21%, for Class C shares from 0.23% to 0.21%, for Class I shares from 0.18% to 0.17% and for Class Y shares from 0.08% to 0.05%.

146 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Diamond Hill Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Diamond Hill Funds (the “Trust”) (comprising of Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill All Cap Select Fund (formerly, Diamond Hill Select Fund), Diamond Hill Long-Short Fund, Diamond Hill Research Opportunities Fund, Diamond Hill Financial Long-Short Fund, Diamond Hill Short Duration Total Return Fund, Diamond Hill Core Bond Fund, Diamond Hill Corporate Credit Fund and Diamond Hill High Yield Fund) (collectively referred to as the “Funds”), including the schedules of investments, as of December 31, 2017, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds comprising Diamond Hill Funds at December 31, 2017, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Diamond Hill Funds	Statement of operations	Statement of changes in net assets	Financial highlights

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill All Cap Select Fund

Diamond Hill Long-Short Fund

Diamond Hill Research Opportunities Fund

Diamond Hill Financial Long-Short Fund

Diamond Hill Corporate Credit Fund

	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017
Diamond Hill High Yield Fund	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from January 4, 2016 (commencement of operations) through December 31, 2016
Diamond Hill Short Duration Total Return Fund Diamond Hill Core Bond Fund	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from July 5, 2016 (commencement of operations) through December 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 147

Report of Independent Registered Public Accounting Firm (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2003.

Cincinnati, Ohio
February 16, 2018

148 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Other Items
December 31, 2017 (Unaudited)

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve-month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2017 qualify for the corporate dividends received deduction:

Small Cap Fund	100.00%
Small-Mid Cap Fund	100.00%
Mid Cap Fund	100.00%
Large Cap Fund	100.00%
All Cap Select Fund	100.00%
Long-Short Fund	100.00%
Financial Long-Short Fund	100.00%
Short Duration Total Return Fund	0.00%
Core Bond Fund	0.00%
Corporate Credit Fund	0.00%
High Yield Fund	0.00%

Qualified Dividend Income

The Funds have designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-DIV for the calendar year 2017.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 149

Diamond Hill Funds
Other Items
December 31, 2017 (Unaudited) (Continued)

Capital Gain Distribution

For the year ended December 31, 2017, the following Funds designated long-term capital gain distributions:

Small Cap Fund	$88,772,138
Small-Mid Cap Fund	65,486,019
Mid Cap Fund	1,302,765
Large Cap Fund	200,036,619
Long-Short Fund	98,972,122
Research Opportunities Fund	1,835,991

Trustee Approval of Investment Advisory Agreement

Renewal of Management Agreement for All Funds

The Trustees of Diamond Hill Funds (the “Trust”) considered a broad range of information specifically requested and relating to its consideration of the continuance of the investment advisory agreement at regularly scheduled meetings on July 19, 2017, and August 17, 2017. By a unanimous vote, the Trustees approved the Amended and Restated Investment Management Agreement (“Management Agreement”) between the Trust and Diamond Hill Capital Management, Inc. (the “Adviser”), for each series of the Trust (each separately, a “Fund”). The following disclosure encompasses the discussion at the August 17, 2017, meeting. The Trustees discussed the following factors, on a Fund-by-Fund basis, in connection with the Trust’s Management Agreement:

a)

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services provided by the Adviser under the Management Agreement, including a review of the services provided thereunder, the fee rates, fees paid, and expenses assumed. They also considered the Adviser’s overall reputation, integrity and mission to serve its clients through a disciplined intrinsic-value-based approach to investment that aligns the Adviser’s interests with those of its clients. The Trustees noted the qualifications of the investment staff and other key personnel of the Adviser and that the Adviser continues to invest significant resources in human capital and attract and retain top talent. The Trustees also reviewed the Adviser’s succession plan for key investment and management staff. In addition, the Trustees reviewed information related to the compensation structure for portfolio managers and other key investment personnel.

In evaluating the performance of each Fund, the Trustees reviewed each Fund’s absolute performance, performance relative to its passive benchmark, and performance relative to its peer group and Morningstar category ranking as of June 30, 2017.

b)

Reasonableness of Investment Advisory Fees. The Trustees noted that the contractual fee rates under the Management Agreement were below both the average and median rates of each Fund’s Morningstar category.

150 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Other Items
December 31, 2017 (Unaudited) (Continued)

c)

Reasonableness of Total Expenses. The Trustees noted that the total expenses for all share classes of the Funds were at or below the median total expenses of comparable funds within each Fund’s respective Morningstar category, with the exception of the Short Duration Total Return Fund’s total expenses which were in line with the average and median for the Short-Term Bond category.

d)

Reasonableness of Investment Advisory Fees as Compared to Fees Charged to Other Clients. The Trustees reviewed the fees paid by each of the Adviser’s other clients, as well as a summary of the differences in services provided and how these differences affect fees, including the difference between acting as an adviser versus a sub-adviser. With limited exceptions, investment advisory fees charged by the Adviser to the Funds were comparable to the investment advisory fees the Adviser charges to its other similarly managed accounts (i.e., private partnerships and separately managed accounts).

e)

Profitability. The Trustees considered the reasonableness of each Fund’s profitability to the Adviser and the Adviser’s methodology for calculating its profitability. The Trustees concluded that the Adviser’s pre-tax profit margin under the Management Agreement represented a fair and entrepreneurial profit for managing the Funds. The Trustees noted that the Adviser is also the administrator to the Funds (under the Administration Agreement”) and the Trustees reviewed a separate profitability analysis relating to the administrative services provided to the Funds. The Trustees concluded that the administration margin under the Administration Agreement represented a fair and entrepreneurial profit for managing the Funds.

f)

Economies of Scale. The Trustees reviewed the potential extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. They noted that while many advisory firms reduce fees as assets under management increase with predetermined break points, the Adviser has adopted a different strategy. The Trustees considered that rather than instituting break points, the Adviser has targeted its advisory fees to correspond to its mission to add value, meaning that rather than charging a lower fee on assets above a certain level, the Adviser prefers to close a strategy to new investors so that it can efficiently manage the Fund’s assets and attempt to fulfill its responsibility to add value to existing investors. The Trustees noted that three of the Funds are currently closed to most new investors. The Trustees also noted that the Adviser has a history of voluntarily reducing its fees under the Administration Agreement when asset growth allows for the sharing of economies of scale, with the most recent reduction taking place on June 1, 2017.

g)

Ancillary Benefits. The Trustees considered ancillary benefits received by the Adviser as a result of its relationship with the Funds, including the ability to negotiate favorable commissions rates and have access to research that benefits all of the Adviser’s clients, the ability to serve as sub-adviser to other mutual funds, and the ability to launch an exchange-traded fund. The Trustees noted that the Adviser is the administrator to the Funds (under the Administration Agreement) and is expected to earn fees from the Funds for providing administrative services. The fees were shown separately in the profitability analysis presented

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 151

Diamond Hill Funds
Other Items
December 31, 2017 (Unaudited) (Continued)

to the Trustees. The Trustees also considered revenue and expenses of the Administrator for providing financing arrangements related to the payment of commissions to financial intermediaries for the sale of Class C Shares of the Funds.

In their deliberations, there was a comprehensive consideration of each of the factors above in connection with each Fund, and the Trustees, all of whom qualify as Independent Trustees under the 1940 Act, concluded the compensation to be received by the Adviser from each Fund was fair and reasonable and the continuance of the Management Agreement for all of the Funds was in the best interests of each Fund and its shareholders.

152 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges (loads) as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or other fees that may apply, such as sales charges and fees for low balance accounts. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at July 1, 2017 and held for the entire period from July 1, 2017 through December 31, 2017.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Small Cap Fund
Class A	1,000.00	1,000.00	1,016.90	1,018.82	6.44	6.45	1.27%
Class C	1,000.00	1,000.00	1,012.90	1,015.04	10.23	10.25	2.02%
Class I	1,000.00	1,000.00	1,018.10	1,020.33	4.92	4.93	0.97%
Class Y	1,000.00	1,000.00	1,018.60	1,020.83	4.41	4.42	0.87%
Small-Mid Cap Fund
Class A	1,000.00	1,000.00	1,034.50	1,019.04	6.27	6.23	1.22%
Class C	1,000.00	1,000.00	1,030.10	1,015.26	10.10	10.03	1.97%
Class I	1,000.00	1,000.00	1,035.50	1,020.55	4.74	4.70	0.92%
Class Y	1,000.00	1,000.00	1,036.40	1,021.06	4.23	4.19	0.82%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 153

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited) (Continued)

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Mid Cap Fund
Class A	1,000.00	1,000.00	1,038.90	1,019.79	5.52	5.47	1.07%
Class I	1,000.00	1,000.00	1,041.20	1,021.30	3.98	3.94	0.77%
Class Y	1,000.00	1,000.00	1,041.10	1,021.81	3.47	3.44	0.67%
Large Cap Fund
Class A	1,000.00	1,000.00	1,094.10	1,020.27	5.17	4.99	0.98%
Class C	1,000.00	1,000.00	1,089.80	1,016.49	9.11	8.79	1.73%
Class I	1,000.00	1,000.00	1,095.30	1,021.78	3.59	3.46	0.68%
Class Y	1,000.00	1,000.00	1,096.10	1,022.28	3.06	2.95	0.58%
All Cap Select Fund
Class A	1,000.00	1,000.00	1,062.90	1,019.29	6.10	5.97	1.17%
Class C	1,000.00	1,000.00	1,059.10	1,015.51	9.98	9.77	1.92%
Class I	1,000.00	1,000.00	1,064.90	1,020.80	4.54	4.45	0.87%
Class Y	1,000.00	1,000.00	1,064.80	1,021.31	4.02	3.94	0.77%
Long-Short Fund
Class A	1,000.00	1,000.00	1,034.10	1,015.56	9.81	9.73	1.91%
Class C	1,000.00	1,000.00	1,030.20	1,011.77	13.64	13.51	2.66%
Class I	1,000.00	1,000.00	1,035.80	1,017.07	8.28	8.21	1.61%
Class Y	1,000.00	1,000.00	1,036.00	1,017.57	7.77	7.70	1.51%
Research Opportunities Fund
Class A	1,000.00	1,000.00	1,079.30	1,015.91	9.66	9.36	1.84%
Class C	1,000.00	1,000.00	1,075.80	1,012.13	13.57	13.16	2.59%
Class I	1,000.00	1,000.00	1,081.40	1,017.42	8.10	7.85	1.54%
Class Y	1,000.00	1,000.00	1,081.80	1,017.93	7.57	7.34	1.44%
Financial Long-Short Fund
Class A	1,000.00	1,000.00	1,047.90	1,016.13	9.29	9.14	1.80%
Class C	1,000.00	1,000.00	1,044.20	1,012.35	13.14	12.93	2.55%
Class I	1,000.00	1,000.00	1,049.20	1,017.65	7.75	7.63	1.50%
Short Duration Total Return Fund
Class A	1,000.00	1,000.00	1,022.20	1,021.04	4.21	4.21	0.83%
Class I	1,000.00	1,000.00	1,024.20	1,022.54	2.70	2.70	0.53%
Class Y	1,000.00	1,000.00	1,025.80	1,023.04	2.20	2.19	0.43%
Core Bond Fund
Class A	1,000.00	1,000.00	1,026.70	1,021.26	4.00	3.99	0.78%
Class I	1,000.00	1,000.00	1,029.10	1,022.77	2.47	2.46	0.48%
Class Y	1,000.00	1,000.00	1,029.50	1,023.28	1.96	1.95	0.38%
Corporate Credit Fund
Class A	1,000.00	1,000.00	1,049.40	1,020.58	4.74	4.67	0.92%
Class C	1,000.00	1,000.00	1,045.70	1,016.80	8.59	8.47	1.67%
Class I	1,000.00	1,000.00	1,051.10	1,022.10	3.19	3.14	0.62%
Class Y	1,000.00	1,000.00	1,050.70	1,022.60	2.67	2.63	0.52%

154 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited) (Continued)

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
High Yield Fund
Class A	1,000.00	1,000.00	1,066.80	1,020.25	5.12	5.01	0.98%
Class I	1,000.00	1,000.00	1,068.20	1,021.76	3.56	3.48	0.68%
Class Y	1,000.00	1,000.00	1,068.70	1,022.26	3.04	2.98	0.58%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

You can find more information about the Fund’s expenses, including annual expense ratios for historical periods in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. The standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 155

Diamond Hill Funds

Management of the Trust (unaudited)

Listed in the charts below is basic information regarding the Trustees and Officers of the Trust.

INDEPENDENT TRUSTEES:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) At Least The Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tamara L. Fagely Year of Birth: 1958	Trustee	Since November 2014	Retired, January 2014 to present; Chief Operations Officer, Hartford Funds, 2012 to 2013; Chief Financial Officer, Hartford Funds, 2010 to 2012; Treasurer, Hartford Funds, 2001 to 2012.	13	Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, December 2017 to present
Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Partner in Charge, Columbus Ohio Office, Jones Day, January 2009 to present.	13	None
D’Ray Moore Rice Year of Birth: 1959	Chairman Trustee	Since February 2014 Since August 2007	Retired, Community Volunteer, November 2001 to present. Independent Trustee of Advisors Investment Trust, July 2011 to present.	13	Advisors Investment Trust, July 2011 to present
Peter E. Sundman Year of Birth: 1959	Trustee	Since November 2012	Retired 2012 to present.	13	None

156 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM

Diamond Hill Funds

PRINCIPAL OFFICERS:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) At Least The Last 5 Years
Thomas E. Line Year of Birth: 1967	Chief Executive Officer	Since November 2014

Chief Financial Officer and Treasurer of Diamond Hill Investment Group, Inc., from January 2015 to present. Managing Director – Finance of Diamond Hill Investment Group, Inc., April 2014 to January 2015; Chief Operating Officer of Lancaster Pollard & Company, January 2012 to April 2014; Managing Director and Chief Financial Officer of Red Capital Group, October 2005 to January 2012.

Gary R. Young Year of Birth: 1969	President	Since November 2014

Secretary of the Trust, May 2004 to November 2014; Chief Administrative Officer of the Trust, October 2010 to November 2014; Managing Director — Administration of Diamond Hill Capital Management, Inc., January 2015 to present; Chief Compliance Officer of Diamond Hill Capital Management Inc., October 2010 to present; Controller of Diamond Hill Investment Group, Inc., April 2004 to March 2015.

Karen R. Colvin Year of Birth: 1966	Vice President Secretary	Since November 2011 Since November 2014	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present.
Maureen K. Goldenberg Year of Birth: 1968	Chief Compliance Officer	Since October 2017

Director-Compliance, Diamond Hill Capital Management, Inc., September 2017 to present; Chief Compliance Officer, Rockbridge Capital LLC, 2016 to 2017; Partner/Chief Compliance Officer North America Investments & Canada, Mercer Investments, Inc., 2015 to 2016; Vice President and Chief Compliance Officer, Fund Evaluation Group, LLC, 2011 to 2015.

Julie A. Roach Year of Birth: 1971	Treasurer	Since October 2017	Director-Fund Administration, Diamond Hill Capital Management, Inc., September 2017 to present; Assistant Treasurer - Head of Valuation Oversight, J.P. Morgan Asset Management, February 2012 to 2017.

[1]	The address of each Trustee and Officer is 325 John H. McConnell Boulevard — Suite 200, Columbus, Ohio 43215.

[2]

Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal or retirement. Trustees have a 15-year term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal or retirement.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2017 | DIAMOND-HILL.COM 157

INVESTMENT ADVISER: DIAMOND HILL CAPITAL MANAGEMENT, INC.

DISTRIBUTOR: FORESIDE FINANCIAL SERVICES, LLC (MEMBER FINRA)

DIAMOND-HILL.COM | 855.255.8955 | 325 JOHN H. MCCONNELL BLVD | SUITE 200 | COLUMBUS, OHIO | 43215

DH-AR123117

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. Tamara L. Fagely, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $218,500 and $217,500 in fiscal 2017 and 2016, respectively. 2017 and 2016 fees include fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2017 and 2016.

(c) Tax Fees. Fees for tax compliance services totaled $67,570 and $65,600 in fiscal 2017 and 2017, respectively.

(d) All Other Fees. There were no other fees in fiscal 2017 and 2016.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $91,370 and $88,700 in 2017 and 2016, respectively.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affected, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Diamond Hill Funds

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer

Date: February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer

Date: February 26, 2018

By (Signature and Title)	/s/ Julie A. Roach
Julie A. Roach, Principal Financial Officer

Date: February 26, 2018